Project Durham September 2017	Exception Summary Pool A

Exception Category	Exception Code	Exception Description	#	#	Exception Severity
Collections and Servicing	COLL.01	Borrower(s) not co-operating	1	Exception Category	B	C	I	Total
	COLL.03	No active, timely or effective dialogue with borrowers	2	Collections and Servicing	4		1	5
	COLL.07	Other servicing issue	2	Payment Performance	151	1		152
Payment Performance	PAY.02	Arrears likely to Increase	1	Risk	671	5	34	710
	PAY.03	New arrears >1mth in past 12mths	7	Total	826	6	35	867
	PAY.04	Payment difficulties. DD Recalls / Late or partial payments	128
	PAY.05	Account in Credit - Payment Missed/Partial Payments	12
	PAY.06	Account in Credit - 2 consecutive payments missed	4
Risk	RISK.01	Underwriting Issue	3
	RISK.02	Equity Claim Made / Intended	5
	RISK.03	Third Party Payments	5
	RISK.04	Fees and Charges	1
	RISK.05	Switched to IO - no repayment vehicle	84
	RISK.06	Loan maturing in under 5 years not correctly managed	13
	RISK.13	Interest Only at Origination - Repayment Vehicle Issue	20
	RISK.19	Vulnerability - Severe or long term illness	10
	RISK.20	Vulnerability - Mental health	10
	RISK.21	Vulnerability - Physical health	2
	RISK.22	Vulnerability - Low literacy	1
	RISK.24	Vulnerability - Lack of English skills	4
	RISK.25	Vulnerability - Other	5
	RISK.27	CCA Remediation	7
	RISK.29	CAI Review Product Detriment Remediation	2
	RISK.30	BKO / IVA Post-Completion	46
	RISK.32	DWP payments	32
	RISK.33	True IOCS Hold Out Marker	12
	RISK.34	Borrower Deceased	1
	RISK.35	Authorised Let	11
	RISK.36	Borrower whereabouts unknown	50
	RISK.37	Principal Borrower no longer resides	99
	RISK.38	Joint Borrower no longer resides	17
	RISK.41	Complaint (not PPI)	14
	RISK.44	Lending into Retirement Issue	26
	RISK.46	CAI Review LIO Remediation	1
	RISK.55	Title - Other Charges	123
	RISK.61	Ground Rent Debited	20
	RISK.63	Other Occupants	31
	RISK.66	Unauthorised Tenancy	54
	RISK.91	App form incomplete/incorrect	1
Total			867

Project Durham September 2017	Exception Report Pool A

CER	Pool	Collections Grade	Evident Risk Grade	Payment Performance Grade	Exception Category	Exception Code	Exception Description	Exception Comments	Exception Severity
1	Purchase	A	B	A	Risk	RISK.55	Title - Other Charges	Title search dated 26th July 2017 shows an equitable charge dated 26th March 2012 in favour of Northumbrian Water Company.	B
1	Purchase	A	B	A	Risk	RISK.05	Switched to IO - no repayment vehicle
Borrowers requested switch to interest only on 20th February 2009. At the time no repayment strategy was captured. No evidence of attempts to contact borrower for interest only campaign in 2016, although maturity date is in 2029.
B
3	Remortgage	A	B	A	Risk	RISK.55	Title - Other Charges	Title search dated 26th July 2017 shows an equitable charge created by an Interim Charging order dated 29th November 2006 in favour of Egg Banking PLC.	B
3	Remortgage	A	B	A	Risk	RISK.37	Principal Borrower no longer resides
Correspondence address is different than the security address. There are no further notes to explain if borrower  is still residing at the property. The risk is that the property is either possibly vacant or let out without consent, however no issues with the payments in the last 36 months.
B
5	Remortgage	A	B	A	Risk	RISK.38	Joint Borrower no longer resides
In June 2016 Borrower 1 requested a transfer of equity application to remove borrower 2 from the mortgage as they are getting divorced. Initially he was looking at letting the property but subsequently advised that Borrower 2 is still living in the property and if transfer approved Borrower 1 will move back in and Borrower 2 will move out. This is ongoing. There is no impact on the loan at present and the payments have been made in the last 12 months with no difficulties.
B
5	Remortgage	A	B	A	Risk	RISK.36	Borrower whereabouts unknown
Correspondence address for borrower 2 is showing the same as for borrower 1. Borrower 1 has advised that Borrower 2 is still living in the property. Contact has been made with borrower 2 since but the address has not been clarified. Payments are still being made and account is up to date.
B
6	Remortgage	A	A	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
The direct debit for September 2016 was rejected but paid on representation. in October. A card payment was also made in October and another direct debit on the due date meaning 3 payments were made in October. No reason given for this. The card payment was refunded. No issues before or since.
B
7	Purchase	A	A	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments	Payments for July 2016 missed but paid in August 2016 payment for January 2017 missed and paid in February 2017. Reason for missed payments were that Borrower was working away. Account is up to date.	B
8	Purchase	A	B	A	Risk	RISK.37	Principal Borrower no longer resides
The borrower changed his correspondence address in January 2016 to his girlfriends address as he says he stays there at times. He advises that the secured property is not let although he has previously requested a lettings pack. There are no further details about this. Payments are up to date.
B
8	Purchase	A	B	A	Risk	RISK.05	Switched to IO - no repayment vehicle
The account was switched to interest only in 2008 without evidence of a repayment vehicle. There has been contact in April 2017 about borrower possibly switching to Repayment following the interest only campaign. There is no up to date information yet.
B
9	Purchase	A	B	A	Risk	RISK.37	Principal Borrower no longer resides
Borrower is a commercial customer and has a Buy to Let portfolio. His correspondence address was changed on 20th May 2015 but there is no reason for this and issues have not been raised. Payments are being made to the account.
B
14	Purchase	A	B	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
Direct Debit payment missed 16th September 2016 for 545.84, payment collected on second automated DD request 26th September 2016. Borrower has missed 4 previous DD payments in the previous 12 months making subsequent payments by DD and card payments to bring account up to date
B
14	Purchase	A	B	B	Risk	RISK.41	Complaint (not PPI)
Complaint seen October 2016, Borrower unhappy with fee for missed Direct Debit payment. Complaint rejected as a number of DD payments have been missed with last 3 years and previous charges applied. Borrower has missed 4 previous DD payments in the previous 12 months making subsequent payments by DD and card payments to bring account up to date
B
15	Remortgage	A	B	A	Risk	RISK.63	Other Occupants
Borrower stated as single at date of application. However, since then has married and marital status and surname amended on 5th March 2012. Potential occupancy issue therefore with regards to spouse. No details held.
B
17	Purchase	A	B	A	Risk	RISK.63	Other Occupants
Application form stated that borrower was married. No other party declared as residing and no appropriate occupancy offer conditioning included. It would appear that there may be possible occupancy rights in relation to the spouse of the borrower.
B
21	Purchase	A	B	A	Risk	RISK.63	Other Occupants
The application form dated 25th January 2006 stated that this sole borrower was married. Although it was also stated that there would be no other occupants over the age of 17. There are no further notes on the application form. The conduct of the account has not been affected to date.
B
25	Purchase	A	B	B	Risk	RISK.38	Joint Borrower no longer resides
Borrower 1 has not lived at property since 2012 having split with partner and now lives at mothers address. No longer contributes to payment has agreement that borrower 2 will continue to live at property and make payments from self employed income. Noted correspondence address held for borrower 1. Borrower 1 advised still liable under the mortgage.
B
25	Purchase	A	B	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
Borrower 2 is self employed and has assumed sole responsibility for the loan as borrower 1 moved out of property in 2012. Being self employed he has delays in income being received and until May 2017 made manual bank payments to loan account. These payments are rounded by borrower and as a result the loan fluctuates from overpayments and credit balances to missed payments and arrears. 2 payments have been missed in the last 12 months August 2016 with arrears being cleared in November 2016 and April 2017, with payment received in May 2017 to bring account back to order. Current balance is overpaid by 73.22 and monthly direct debits reinstated.
B
29	Remortgage	A	B	A	Risk	RISK.36	Borrower whereabouts unknown
Principle borrower is no longer residing after a relationship breakdown. There has been an enquiry from the second borrower about a transfer of equity but not agreed. All payments due have been made in the last 3 years.
B
29	Remortgage	A	B	A	Risk	RISK.38	Joint Borrower no longer resides	Borrower 2 is no longer residing following a relationship breakdown. No effect on repayments so far.	B
32	Remortgage	A	B	A	Risk	RISK.66	Unauthorised Tenancy
Field agent advised 9th February 2009 that the property is being tenanted with rental income being paid directly to borrower.  There are no notes on file to indicate that consent has been given. A correspondence address is held for the borrower so customers whereabouts is not a concern.
B
32	Remortgage	A	B	A	Risk	RISK.37	Principal Borrower no longer resides	Field agent has confirmed that the property is let and the borrower no longer resides there. The Servicer does have a new correspondence address.	B
35	Remortgage	A	B	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
The account is funded by DWP payments since 2012 and top up payments by the borrower. Borrower is flagged as vulnerable with mental health issues but is managing to keep on top of his payments and has always cleared any late payments. The arrears have never been more than 1 month during the past 3 years. This trend is likely to continue. There are no arrears charges being made. There are currently small arrears on the account of approximately 85.
B
35	Remortgage	A	B	B	Risk	RISK.32	DWP payments
DWP payments have been made to the account since 2012. The latest DWP payment for June has reduced to 119.09 from 124.16 with a contribution 208.74 required from the borrower. The DWP payments are likely to continue for the foreseeable future.
B
35	Remortgage	A	B	B	Risk	RISK.20	Vulnerability - Mental health
In 2013 Borrower advised that he has fibro myalgia, ME, depression severe body pain and also suffered a hip injury that has prevented him from carrying out his trade as an electrician. This is likely to be on going but he is currently making his payments albeit with DWP assistance. There is no official medical evidence noted.
B
36	Remortgage	A	B	A	Risk	RISK.55	Title - Other Charges	Interim charging order registered in favour of Cabot Financial UK Limited dated 24th March 2016 for 3288. This is noted on lenders system but is not shown on the Land Registry Search.	B
39	Purchase	A	B	A	Risk	RISK.66	Unauthorised Tenancy
This is an unauthorised letting case. Servicer system notes 11th June 2010 highlight the property has been let since date of completion and without consent. Earlier note from 16th April 2010 confirmed that borrower had stated that never lived at the property and has been living with parents. However, since these conversations there is no indication that the servicer has looked to investigate the occupancy situation any further. Breach letter sent 16th April 2010, but no indication of any further correspondence or discussions around the letting of the property since. There is also no indication that the servicer has attempted to investigate who does reside at the property.
B
39	Purchase	A	B	A	Risk	RISK.37	Principal Borrower no longer resides	Borrower has declared that never resided at the security since loan completed. Current whereabouts are recorded and are understood to be the home of the parents of the borrower.	B
39	Purchase	A	B	A	Risk	RISK.63	Other Occupants
Borrower 1 stated to be married on the loan application. There is no loan conditioning requiring a deed of consent to be completed by the spouse. In the circumstances there is a potential occupancy issue existing. The borrower states they have never lived at security since completion.
B
43	Purchase	A	B	A	Risk	RISK.37	Principal Borrower no longer resides
Borrowers are in process of divorce as pad notes June 2015.  Borrower 2 is making all the payments with her own card. There have been no recent issues with the account and it is up to date.  There was a proposal to let the property in 2012, but this does not seem to have gone ahead. There are separate contact addresses for each of the borrowers that differ to the security address. There are no notes to explain this, so there is a possibility the property is let without approval.
B
45	Purchase	A	A	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
Direct debit collected 25th August 2016 was returned 26th August 2016 and represented successfully 6th September 2016. Direct debit collected 26th September 2016 was returned 27th September 2016 and made up by card payment 17th October 2016. Direct debit collected 28th December 2016 was returned 29th December 2016 and made up by card payment same month on 30th December 2016. Direct debit collected 27th March 2017 was returned 28th March 2017 and made up by card payment same month on 29th March 2017. Direct debit collected 30th April 2017 was returned 3rd May 2017 and represented successfully 10th May 2017. Finally direct debit collected 31st May 2017 was rejected 1st June 2017 and made up by card payment 14th June 2017. All fees for unpaid direct debits and arrears fees applied correctly to the account balance. This trend is likely to continue. Borrower called regarding the reason for the arrears and he explained that he has not enough funds in his account as he is a self employed builder and waiting for customers to pay. He advised that borrower 2 was at the university and she will be looking for a job in September 2017, he said that he is not in any financial difficulties. Account currently up to date.
B
47	Remortgage	A	B	A	Risk	RISK.55	Title - Other Charges
Title extract dated 27th July 2017 indicates presence of an interim charge dated 13th August 2008  in favour of Mortgage Trust Ltd. 2nd Interim charging order dated 27th January 2009 in favour of Locking Solicitors at St Mary s Court, 3th Interim charging order dated 20 August 2009 in favour of Finance Limited, 4th Interim charging order dated 08 April 2010 in favour of Egg Banking PLC, 5th Interim charging order dated 28 April 2010 in favour of Howden Joinery Ltd., 6th Interim charging order dated 16 April 2010 to Link financial Ltd and 7th to Arrow Global Ltd dated 27 July 2016
B
49	Purchase	A	B	B	Risk	RISK.05	Switched to IO - no repayment vehicle
At time of switch to Interest only on 25 June 2008 there was no repayment vehicle detailed. Contact made under interest only campaigns in 2015 and 2016 were carried out and client set up during 2016 overpayments of 335. However this overpayments were cancelled at the end of 2016.
B
49	Purchase	A	B	B	Payment Performance	PAY.06	Account in Credit - 2 consecutive payments missed
Account was in credit as at 31st August 2016 by 2528.80. The last payment due in August was rejected and the Direct Debit was cancelled during September and October 2016 Since then mortgage payments have been regular by direct debit. Account is currently showing a reduced credit balance of 1,504.17.
B
51	Purchase	A	B	B	Risk	RISK.66	Unauthorised Tenancy
Borrower has 5 other buy to let properties, contact with borrower in January 2017 borrower advised that he is currently living in the property but had had unauthorised tenancies on the property in the past. A visit from a lender authorised field agent in February 2016 confirmed that the property had unauthorised let at that time. Previous address check and trace in October 2013 located borrower a different address. No record of breach letter sent. Noted slight variation in correspondence address on file First floor Flat 12 Taybridge Road - security address First floor Flat 12B Taybridge Road.
B
51	Purchase	A	B	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
Previous arrears of 1 month seen on account from July 2014. Borrower making payments monthly by bank transfer. Additional missed payments in September 2015 and December 2016 increased arrears to 2 months. Lender has made repeated efforts to contact borrower over period by letter and phone. Borrower advised his income from other buy to let properties and also notes indicate period of short term ill heath, but borrower declined to provide details. Additional payment  received in February and March 2017 have cleared arrears and currently the loan has an overpayment of 686.92.
B
54	Purchase	A	B	A	Risk	RISK.05	Switched to IO - no repayment vehicle
Switched to interest only March 2008 no additional notes given. Borrowers have been making overpayments monthly to the loan the last Choices overpayment of 150 per month ended in December 2015. The current total overpayment available for the borrowers to withdraw under the Choices scheme 23355.80.
B
58	Purchase	A	B	A	Risk	RISK.44	Lending into Retirement Issue
The term takes the sole borrower to age 75 at the end of the term. There is no evidence on the file or on the system that lending past retirement has been properly assessed. However, the borrower stated on the application that she was a dog breeder and market trader so she could continue this occupation past normal retirement age and the mortgage is on a repayment basis so the balance is reducing on-going. Repayments have been maintained since inception.
B
64	Purchase	A	A	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
Direct debit dated 4th August 2016 was rejected and replaced with a bank payment made on 11th August 2016.  Note on file dated 10th August 2016 advises that customer has been working away and will make a payment to bring the account up to date - which was received 11th August 2016.  The account is currently up to date with payments being received regularly
B
65	Purchase	A	B	A	Risk	RISK.35	Authorised Let
Consent to Let given 11th April 2017 for 12 month period.  Correspondence address captured.  Warning marker present on warnings screen.  Account continues to be well conducted, payments being received regularly by direct debit and up to date
B
66	Purchase	A	B	B	Risk	RISK.55	Title - Other Charges
Title search dated 31st July 2017 shows a second charge registered in favour of Evolution Lending LTD dated 28th November 2016. There are no details as to the reason for this charge or the amount charged.
B
66	Purchase	A	B	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
Bank payments received in the account during  the last week of the each month. Account has generally performed in the last year with small credit balance, however June 2017 payment missed. No attempt of contact seen on notes. Unable to establish the reason for the delay. During 2014 and 2015 the account was up to 1 month in arrears as borrower 1 was redundant and borrower was working part time. No attempt of contact seen on notes. Unable to establish the reason for the delay.
B
67	Purchase	A	B	A	Risk	RISK.36	Borrower whereabouts unknown	Account statement sent to Borrower returned to Lender on 27th May 2017 stating "Gone Away". Incorrect mailing address flag placed by Lender on the account but no evidence of any subsequent follow up.	B
69	Purchase	A	B	A	Risk	RISK.05	Switched to IO - no repayment vehicle	Switched to Interest Only effective 25thSeptember 2008. No evidence seen of repayment vehicle.	B
70	Purchase	A	B	A	Risk	RISK.55	Title - Other Charges	Charge dated 26March2014 registered 31March2014 in favour of Conister Bank Limited Co.	B
71	Purchase	A	A	A	Risk	RISK.30	BKO / IVA Post-Completion
Borrower entered into an IVA 9th September 2010, Creditfix Ltd.  The Borrower were having a few problems with bounced payments at this time and up to 2015. No affect on payments in the last 12 months, all paid on time.
I
72	Purchase	A	B	A	Risk	RISK.03	Third Party Payments	Spouse, who is not party to the mortgage, makes the payments by debit card and confirms her address as the security address on security checks.	B
72	Purchase	A	B	A	Risk	RISK.55	Title - Other Charges
Equitable charge registered in favour of Lloyds Bank PLC dated 28th September 2009.  Equitable charge registered in favour of Arkle Finance Limited dated 6th November 2009. Equitable charge registered in favour of Arkle Finance Limited dated 21st January 2010. Unilateral notice in respect of a final charging order dated 21st June 2012 in favour of Hessle Limited dated 26th September 2012.
B
72	Purchase	A	B	A	Risk	RISK.63	Other Occupants	There is evidence that Borrowers spouse lives in the property. Not noted on the application form and no offer condition.	B
74	Purchase	A	B	A	Risk	RISK.37	Principal Borrower no longer resides
The borrower changed his address in 2011. He applied for a consent to lettings pack at the time but the file was closed in October 2011 as there was no response. There has been no further updates about this and no further action taken. Account is up to date and there have been no payment issues.
B
78	Purchase	A	C	A	Risk	RISK.55	Title - Other Charges	Equitable charge created by an interim charge dated 20th December 2013 in favour of The Legal Services Commission.	B
78	Purchase	A	C	A	Risk	RISK.02	Equity Claim Made / Intended	Notice of home rights under the family law act 1996 noted on the Land Registry Search.	C
78	Purchase	A	C	A	Risk	RISK.03	Third Party Payments	Spouse, who is not party to the mortgage, is currently making payments following DWP stopping in November 2015. She has been making previously so there is no indication this is likely to stop.	B
78	Purchase	A	C	A	Risk	RISK.63	Other Occupants
Borrowers spouse is making the mortgage payments. Although no official notes on file the land registry confirms borrowers spouse has a notice of home rights registered against the property and confirms her address as the property address.
B
81	Purchase	A	A	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
September and December 2016 payments missing but paid in second presentation. January 2017 missed but paid by card a few days later. In January 2017 borrower switched to card payments. The reason given was prioritisation of other commitments. No further issues and account currently up to date.
B
83	Purchase	A	B	A	Risk	RISK.13	Interest Only at Origination - Repayment Vehicle Issue	No repayment vehicle noted in the original application or in file notes. Borrower was contacted by phone in November 2016 but said he was not interested in discussing switching from interest only.	B
88	Remortgage	A	A	B	Payment Performance	PAY.03	New arrears >1mth in past 12mths
Direct debit 30th July 2016 rejected 2nd August 2016 and successfully recollected 9th August 2016.  Direct debit August 2016 rejected and card payment made 8th September 2016 to replace.  Direct debit 12th January 2017 rejected and direct debit due 30th January 2017 was rejected 31st January 2017 leaving the account 2 payments in arrears.  A card payment of 450.00 was made 2nd February 2017 brought the account up to date.  Direct debit due 28th February 2017 was rejected on 1st March 2017 and successfully recollected on 9th March 2017.  March, April, May and June 2017 direct debits have all been collected successfully and the account is currently up to date.  Notes dated 8th March 2017 state the reason for arrears is prioritisation of other commitments.
B
91	Purchase	A	B	A	Risk	RISK.36	Borrower whereabouts unknown
Returned mail received continuously since 10th December 2012. Since that date a total of 7 items of post returned with the most recent being 23rd August 2016 and 5th May 2017.  The system is unclear as to when the current correspondence address registered. As such the current whereabouts of borrower appear unknown. The current correspondence address differs from that of the security. There is no indication that the borrower has ever sought or been granted permission to let and so the current occupancy of property unknown. It would appear therefore that the property is subject to an unauthorised letting at this time. There have no field agents instructed to verify the occupancy of the property.
B
94	Purchase	A	B	B	Risk	RISK.37	Principal Borrower no longer resides
Borrowers applied to let the property in June 2014 but they did not provide necessary documentation as requested by the lender at the time. They have since changed their correspondence address so it is evident that they no longer reside and in all probability the property is let as they previously indicated. Payments are currently being made and the account is up to date.
B
94	Purchase	A	B	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
Direct debits returned unpaid June 2016, September 2016 and January 2017 but payments made by bank payment in the same or next month. The arrears have not exceeded one month in the last 12 months and the payments made for April, May and June 2017 have exceeded the contractual monthly payment by 89.73.
B
94	Purchase	A	B	B	Risk	RISK.66	Unauthorised Tenancy
The borrowers applied to let the property in June 2014 and signed the relevant documents stating that the property was let. However, they have not provided the requested AST agreement so the tenancy is considered to be unauthorised as the lender cannot determine on what basis the property is let. The account has been in arrears historically but maintained on the whole over the last 12 months so it is assumed that if the property is being let the rent is sufficient to cover the mortgage. There is a correspondence address for each Borrower so whereabouts are known.
B
95	Remortgage	A	A	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
Direct debit returned unpaid 19th April 2017. Contractual monthly instalment paid by bank card the following day. Direct debit also returned unpaid 15th May 2017 and payment made by bank card on 2nd June so 18 days late. Direct paid for June 2017. No other issues in the last 12 months. Two unpaid direct debit fees have been charged in the sum of 6.50. The borrowers have also been charged an arrears admin fee of 40 in line with the arrears charging policy for Bradford and Bingley loans. The direct debit was cancelled on the 16th May but was then re-set up.
B
96	Purchase	A	B	A	Risk	RISK.55	Title - Other Charges	System shows 2 additional charges: Lancashire Council - December 2000 and Link Financial - November 2009.	B
96	Purchase	A	B	A	Risk	RISK.33	True IOCS Hold Out Marker	Loan is flagged as True Interest Only. Loan was due to mature 2018 but has now redeemed.	B
96	Purchase	A	B	A	Risk	RISK.06	Loan maturing in under 5 years not correctly managed
Interest Only letters were sent December 13, January 14 and February 14, but then a TRU IOCS Holdout warning flag was placed on 7th August 2015, from then on no further letters were sent. This loan has now been redeemed.
B
96	Purchase	A	B	A	Risk	RISK.05	Switched to IO - no repayment vehicle	No repayment vehicle for the switch to Interest Only December 2013, however account recently redeemed.	B
97	Remortgage	A	B	A	Risk	RISK.44	Lending into Retirement Issue
Both borrowers were retired at the time of account inception. Term is due to expire in 2018 and Borrower 1 and Borrower 2 will be 88 and 89 years old, respectively. However, loan is on a capital and repayment basis with a current balance of less than 4,000. All payments made over the last 12 months, minimal risk.
B
98	Purchase	A	B	A	Risk	RISK.32	DWP payments	DWP currently paying 6.00 every 4 weeks. Borrower is making additional monthly payments. DWP have been paying to this account since, at least, 2009.	B
98	Purchase	A	B	A	Risk	RISK.44	Lending into Retirement Issue
Borrower 2 was 63 years old at the time of the loan advance and will be 87 at loan maturity.
However, risk is low as loan was converted from interest only to repayment in May 2005. Hence, capital balance has been reducing and equity increasing, currently approximately 2% Loan to Value. Furthermore, Borrower 1 is the main wage earner.
B
101	Purchase	A	B	A	Risk	RISK.03	Third Party Payments
The notes state in November 2016 that the Borrowers sister often calls to make payments by credit card to the account due to the customer not having the funds available on the  due date, the sister pays and then he pays her back when he gets paid.
B
101	Purchase	A	B	A	Risk	RISK.41	Complaint (not PPI)
Complaint received in November 2016 and answered. Borrower is unhappy with the service given by an agent on 13th October 2016 as he was kept on line longer than necessary. He is unhappy that whenever his sister call to make payments into the account with her credit card, she is asked a lot of questions. A previous complaint was received and rejected in April 2016 regarding a misadvised regarding how the interest of the overpayments is calculated.
B
101	Purchase	A	B	A	Risk	RISK.05	Switched to IO - no repayment vehicle
Loan was originally set up in 2003 on repayment but converted at the borrowers request in 2008. There is no evidence of the repayment vehicle being agreed. However the account has 19107.20 overpayments.
B
105	Purchase	A	B	B	Payment Performance	PAY.06	Account in Credit - 2 consecutive payments missed
As the amount sent by DWP during these years have been a higher amount than the expected monthly instalment, the account currently presents a positive balance of 13k. However last payment into the account was in July 2016. System notes shows three unsuccessful attempts to contact borrowers in July 2016. No further notes.
B
105	Purchase	A	B	B	Risk	RISK.05	Switched to IO - no repayment vehicle
Account changed from Repayment to interest only in 2007 no repayment vehicle noted on file. Servicer attempted to contact borrowers as part of the interest only campaign in July 2016. No contact was successfully made with the borrower and there is no recorded current repayment strategy in place.
B
105	Purchase	A	B	B	Risk	RISK.32	DWP payments	Since November 2010 all the payments into the account are DWP payments, with the exception of payments between July 2013 and March 2014 that system indicates then as bank payments.	B
106	Purchase	A	B	A	Risk	RISK.55	Title - Other Charges
Title extract dated 26th July 2017 shows a interim charging order dated 06th March 2006 registered in favour of The Royal Bank of Scotland PLC. There are no details as to the reason for this charge or the amount charged.
B
107	Purchase	A	B	A	Risk	RISK.13	Interest Only at Origination - Repayment Vehicle Issue
Repayment vehicle at origination and on the current servicer system is not specified in origination documentation or the system. Account subject to the interest only campaign in June and July 2016 however, no contact achieved and so current strategy unclear.
B
108	Purchase	A	B	A	Risk	RISK.37	Principal Borrower no longer resides
Originally a Let to buy application in which borrower stated that he was going to occupy the subject property. System shows that borrowers postal address is now different than the security address indicating they are not occupying. The last note in system is dated 2006 and there is no evidence that a change of address was queried. It is likely the property is now an unauthorised let but this is not confirmed. The loan is on a repayment basis, has been performing well with a remaining term of 3 years and outstanding amount is 10k. Minimal risk.
B
109	Purchase	A	B	A	Risk	RISK.05	Switched to IO - no repayment vehicle
Loan was originally set up in 2003 on repayment but converted at the borrowers request in 2006. No repayment vehicle noted. 2015 Interest only campaign reflects that she will sell the property nearer to end of term and she will use equity to downsize.
B
111	Purchase	A	B	A	Risk	RISK.05	Switched to IO - no repayment vehicle	Change to Interest only on 18th July 2008 as per Borrower request. No evidence of repayment vehicle.	B
114	Remortgage	A	A	B	Payment Performance	PAY.05	Account in Credit - Payment Missed/Partial Payments
Account is in Credit by 25552.72. Borrower pays by Bank Payment usually at the beginning of the month. Expected amount is 203.30 but borrower usually sends 500. Two payments were received in September 2016, but payments missed in October and November 2016 . June 2017 payment was missed. These missed payments have not been queried. and there is no other indication in notes that the borrower is in financial difficulties.
B
116	Purchase	A	B	A	Risk	RISK.37	Principal Borrower no longer resides
Mail had been returned from 2015 and in 2016 borrower advised he no longer lived at the property and gave a correspondence address. Field agent called in 2015 and also got no response. No sign of any tenants. Borrower is paying and account is up to date.
B
116	Purchase	A	B	A	Risk	RISK.13	Interest Only at Origination - Repayment Vehicle Issue
Loan completed on interest only with an unknown repayment vehicle. The application form did not stipulate the repayment vehicle and lender system states unknown. During the interest only campaign in 2016 borrower indicated that either he will sell this property or another one he also owns to pay this off. There are no details of the other property and equity that may exist to repay this capital.
B
118	Purchase	A	B	A	Risk	RISK.37	Principal Borrower no longer resides
As system notes, borrowers are no longer in occupation, they moved to Dubai in 2015 for three years job contract. Postal address was amended into system, however all the mail sent to Dubai is returned. Borrowers wife comes back regularly. No impact on the loan so far and payments for the last 12 months have been made.
B
119	Purchase	A	B	A	Risk	RISK.13	Interest Only at Origination - Repayment Vehicle Issue
Loan completed on interest only with the application form  not stipulating the repayment vehicle. The servicer system also shows the repayment vehicle as unknown. However, following an interest only campaign call in February 2014 the borrower indicated that his strategy was to sell the property. An Ice letter was sent in February 2014 to confirm these discussions. No any further contact with borrower or letters seen since.
B
120	Purchase	A	B	A	Risk	RISK.41	Complaint (not PPI)
Complaint registered on 04th October 2016. Borrower was unhappy as he only could be refund the overpayments of his choices on his direct debit as opposed to any other methods like lump sum. Resolved in January 2017.
B
123	Remortgage	A	B	A	Risk	RISK.01	Underwriting Issue
Loan agreed on self certification basis, however application form does not specify any income. It only specifies the occupation of both of the borrowers and the position held. System only shows 1 as income. Unable to confirm if income at origination was correctly assessed for affordability.
B
123	Remortgage	A	B	A	Risk	RISK.05	Switched to IO - no repayment vehicle	Letter requesting change to Interest Only signed by borrowers, due to unemployment in 2006. No repayment vehicle noted.	B
128	Remortgage	A	B	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
Direct debit rejected on 4th October 2016 but collected successfully on second presentation on 12th October 2016. Account currently up to date. The reason for that delayed is unknown as 12 attempts were made by lender during October 2016 to contact borrower but were all unsuccessful.
B
128	Remortgage	A	B	B	Risk	RISK.05	Switched to IO - no repayment vehicle	Remortgage originated in 2004,Change to interest only payments from the 5th June 2006. 75 fee charged. Vehicle of repayment not established at modification time. Maturity 2028	B
128	Remortgage	A	B	B	Risk	RISK.36	Borrower whereabouts unknown	Borrower paid late on October. 12 attempts to contact borrower during the month where made by the lender with no avail. Borrower whereabouts unknown.	B
131	Purchase	A	B	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
Direct debit rejected on the 12th July 2016, also rejected on the second presentation on the 20th July 2016, but paid the same date with card. Borrower explained that the reason is for a change in the bank accounts as he is bankrupt. No any other delayed payments in the last years
B
131	Purchase	A	B	B	Risk	RISK.30	BKO / IVA Post-Completion
Bankruptcy order registered 16th June 2016 in name of borrower 1 by Court Southend. No notes on file to indicate the reasons for bankruptcy. This does not appear to have had any material affect on the conduct of the mortgage. A direct debit was returned the first month that the BKO was declared and replaced with a card payment with the borrower explaining that this was due to a change of bank accounts.
B
134	Purchase	A	B	A	Risk	RISK.13	Interest Only at Origination - Repayment Vehicle Issue
Original application stated repayment vehicle was investments, but currently the system is showing as unknown. However, borrowers are operating a Choices overpayment plan to make overpayments which started on 1st October 2015. The monthly payment required is 312.65. The current arrangement is 941.53, that is over paid by 628.88 per month, which has led to a current overpayment on the account of 13,206.48. At this current level of overpayment the current outstanding balance would be reduced further to approximately half current level. The borrowers have said that they may look to make larger ad hoc payments in the future.
B
135	Purchase	A	B	A	Risk	RISK.55	Title - Other Charges	2nd charge registered in favour of Paragon Bank PLC dated 3rd January 2008 for 40000.	B
136	Purchase	A	B	A	Risk	RISK.55	Title - Other Charges	2nd charge dated 25th October 2005 registered in favour of Elderbridge Limited for 30,000. 3rd charge dated 23rd June 2006 registered in favour of Elderbridge Limited for 50,000.	B
138	Remortgage	A	B	A	Risk	RISK.55	Title - Other Charges	2nd charge registered in favour of Prestige Finance Limited dated 11th October 2005 for 31260	B
139	Remortgage	A	B	A	Risk	RISK.36	Borrower whereabouts unknown
Borrower 1 advised they were separating in October 2005. All verbal communication since has been with borrower 2 when several applications have been received to transfer the property into borrower 2 sole name that have not progressed.  It is unclear if Borrower 1 is living at the property. All payments have been made over the last 12 months.
B
141	Purchase	A	A	B	Payment Performance	PAY.05	Account in Credit - Payment Missed/Partial Payments
Account is in Credit by 1192.84. Borrowers pay by Bank Payment which was agreed in November 2014. Since then borrowers make up to 5 payments of 170.00 per month. Payment was missed in July 2016 and short payments made in February 2017, May 2017 and June 2017. These payments have not been queried nor a reason obtained for the shortfalls. There were problems with the account in 2010 when a warrant for possession was issued in January 2010. there are no further details. There is no indication in notes that the borrowers are currently in financial difficulties.
B
145	Purchase	A	B	A	Risk	RISK.13	Interest Only at Origination - Repayment Vehicle Issue
Repayment vehicle not detailed on application and current repayment vehicle on lender system in also shown as unknown. Interest only letters sent 17th June 2016 and 20th July 2016 to try and verify intentions. No indication of any response and neither any indications of attempt to contact by telephone. Current strategy therefore unknown.
B
145	Purchase	A	B	A	Risk	RISK.66	Unauthorised Tenancy
There has been a history of unauthorised lettings of the property while the borrowers were working abroad. A consent to let was eventually issued on 11th June 2010 and ended on 5th December 2010. The property was still being let at this time. A further consent to let was issued on 3rd September 2015 and ceased on 3rd October 2016 after the borrowers advised they were returning to the property. The borrowers were contacted at the property in January 2017 for an update. There has been no update since. Payment performance has not been adversely affected by the unauthorised letting and the last 12 months payments have been made on time.
B
146	Purchase	A	B	A	Risk	RISK.29	CAI Review Product Detriment Remediation
An interest credit of 387.04 was applied to the account on 12th September 2016 in respect of overcharged interest for September 2009. The fixed rate ended on the 4 September 2009 but the standard variable rate did not start until the 1st of the following month. In recognition of this the borrower was sent a cheque calculated at 8 per cent simple interest. This was as follows Gross 219.12 Tax 43.82 Net 175.30. A letter was sent to the borrower on the 12th September 2016 advising a cheque would be issued within 28 working days. PAD note confirms finance issued the cheque on the 12th October 2016.
B
146	Purchase	A	B	A	Risk	RISK.13	Interest Only at Origination - Repayment Vehicle Issue
Repayment vehicle not detailed on application and current repayment vehicle on lender system in also shown as unknown. Overpayments being made of 500 per month but this is not enough to redeem account on maturity.
B
147	Purchase	A	B	A	Risk	RISK.36	Borrower whereabouts unknown
Consent to let application was returned in the post on 9th September 2016 marked addressee gone away. It appears the Borrower has left and the property is likely to be tenanted although this is unconfirmed. The payments have been made since July 16.
B
147	Purchase	A	B	A	Risk	RISK.61	Ground Rent Debited
Historically ground rent was charged to the main loan account. This occurred on 3rd September 2007 where ground rent of 916.44 was charged to the main loan. An administration fee of 30.00 was also charged. No sub account was created. No other ground rents or fees debited subsequently. Also no annual interest adding separately for this ground rent as included in the balance.
B
147	Purchase	A	B	A	Risk	RISK.66	Unauthorised Tenancy
A consent to let pack was sent on 11th August 2016, but all correspondence was returned marked addressee gone away. A letting residential breach flag was added on 12th September 2016. No further details and account is still up to date. It is unclear therefore whether the property is let, but has been flagged by servicer as such.
B
148	Purchase	A	B	A	Risk	RISK.55	Title - Other Charges	A second charge registered on 17th May 2006 in favour of Money Partners Loans Limited.	B
149	Purchase	A	B	B	Risk	RISK.05	Switched to IO - no repayment vehicle	No evidence of repayment vehicle at conversion to Interest Only in 2007.	B
149	Purchase	A	B	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
Borrower is paying erratically by cheque due to borrower having seasonal work. Account is in credit. Field agent was instructed in August 2016 but borrower refused visit. No further action taken as payments brought up to date.
B
150	Remortgage	A	A	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
January Direct Debit rejected but additional card payment made in February to bring account up to date. History of direct debit rejections but payment always made on second attempt or by card payment. No reason given for this but account has never been greater than 1 month in arrears.
B
152	Purchase	A	B	A	Risk	RISK.36	Borrower whereabouts unknown	Post returned addressee unknown 26th October 2016. The contact number does not seem to be correct either. The loan is currently up to date and no payments missed in the last 12 months.	B
153	Purchase	A	B	A	Risk	RISK.32	DWP payments
Department of Work and Pensions payments commenced in October 2013 during borrower losing his job. The payments are still being made at 62.11 with the borrower making up the shortfall. Borrower constantly checking the payments have been made and advised in June 2017 that these DWP payments will soon be reducing. No further concerns.
B
154	Purchase	A	B	B	Risk	RISK.13	Interest Only at Origination - Repayment Vehicle Issue
The stated repayment vehicle was not detailed on the original application form and still shows as unknown on servicer system. There is no indication of any interest only campaign contact by phone or letter. However, borrowers have been overpaying for some time since April 2009 in varying sums. Currently been overpaying by 118.67 from September 2016 until April 2017, and then overpaying by 118.47 since. Accrued credit balance stands at 9277.44. However, were this same level of overpayment maintained this would only reduce the outstanding balance by approximately 13000 and not clear the loan on maturity.
B
154	Purchase	A	B	B	Payment Performance	PAY.05	Account in Credit - Payment Missed/Partial Payments
Contractual payment April 2017 was not paid until 3rd May 2017 by bank payment. No reason for this noted on servicer notes. Given the substantial credit balance at the time of 8840.50 no action taken to chase. All other payments okay and appears to be no issue.
B
155	Purchase	A	C	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
April 2017 payment was late and paid in May 2017. Borrower advised this was an error. No further action taken. Payment for January 2017 was short by 9.47 and April 2017 it was short by .47p. Other months have been overpaid and account is currently 515.54 in credit. No concerns raised.
B
155	Purchase	A	C	B	Risk	RISK.02	Equity Claim Made / Intended	Notice of home rights under the Family Law Act 1996. Registered 25th May 2016. No further details in notes.	C
156	Remortgage	A	B	A	Risk	RISK.13	Interest Only at Origination - Repayment Vehicle Issue	Repayment vehicle unknown at origination and following letter campaigns still remains unknown.	B
157	Purchase	A	A	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments	Direct Debit was rejected in April 2017 but paid on resubmission. No reason for this. There have been other rejected direct debits over 12 months ago but account was always brought up to date.	B
158	Purchase	A	B	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
Payments paid late July 2016, February 17 and May 2017. Account is currently in credit following a compensation claim that was agreed in favour of the borrower. The account has also been switched back to interest only from November 2016 and the arrears records have been removed from the credit file following the decision. Payments are now being made and the situation has been resolved.
B
158	Purchase	A	B	B	Risk	RISK.05	Switched to IO - no repayment vehicle	No repayment vehicle noted at the time of the switch to Interest only. This was in 12th October 2016 and as a result of a complaint that was upheld.	B
160	Remortgage	A	B	A	Risk	RISK.05	Switched to IO - no repayment vehicle	No details of repayment seen at the time of the switch in 2009.	B
160	Remortgage	A	B	A	Risk	RISK.55	Title - Other Charges	Second charge registered in favour of Marlin Europe 11 Limited dated 24th September 2013.	B
161	Purchase	A	B	B	Risk	RISK.05	Switched to IO - no repayment vehicle	Account was switched to Interest only in 2007, no evidence of repayment vehicle	B
161	Purchase	A	B	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
September payment was missed due to Borrowers wages not being paid on time. This was brought up to date in January 2017 when two card payments were made. Borrower has paid since and successful direct debit payments are being made. Borrower made contact to discuss and is trying to keep account up to date due to past problems.
B
161	Purchase	A	B	B	Risk	RISK.55	Title - Other Charges
Registered charge in favour of Nemo Personal Finance registered on 13th November 2007
Equitable charge registered in favour of AA personal Finance dated 20th May 2013
Equitable charge registered in favour of IDR Finance UK  dated 17th June 2013
Equitable charge registered in favour of 1st Credit Finance  dated 18th August 2015
Equitable charge registered in favour of Northumbrian Water dated 8th October 2015
Equitable charge registered in favour of Northumbrian Water dated 15th March 2016

B
162	Purchase	A	B	A	Risk	RISK.05	Switched to IO - no repayment vehicle	No repayment vehicle noted at time of switch to Interest Only in 2009.	B
162	Purchase	A	B	A	Risk	RISK.29	CAI Review Product Detriment Remediation
An interest credit of 192.06 was applied to the account on 12th September 2016 in respect of overcharged interest for December 2008. The fixed rate ended but the standard variable rate did not start until the 1st of the following month. In recognition of this the borrower was sent a cheque calculated at 8 per cent simple interest. This was as follows Gross 120.27 Tax 24.05 Net 96.22. A letter was sent to the borrower on the 19th September 2016 advising a cheque would be issued within 28 working days. PAD note confirms finance issued the cheque on the 12th October 2016.
B
162	Purchase	A	B	A	Risk	RISK.33	True IOCS Hold Out Marker	Loan is flagged as FIO IOCS Holdout on the 7 August 2015. 12 years to maturity. Interest only and payments being made.	B
163	Remortgage	A	B	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
Payment for May 2017 was missed due to an unanticipated expense. The account was brought up to date in June 2017. The current arrears balance is due to historic shortfall in payments. In June 2017 Borrowers advised that they are currently having some financial difficulties and are making arrangements to overcome them. A warning has been put on the account to monitor. No further concerns yet.
B
163	Remortgage	A	B	B	Risk	RISK.55	Title - Other Charges	Registered charge dated 18th September 2013 in favour of HSBC Bank.	B
166	Purchase	A	B	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
Direct debit collected 10th October 2016 was rejected 11th October 2016, but brought up to date through a card payment on 12th October 2016. Reason form this was a problem in prioritising  commitments. All payments since met on time.
B
166	Purchase	A	B	B	Risk	RISK.55	Title - Other Charges
Charge registered in favour of Blemain Finance dated 2nd December 2014. Charge registered in favour of Ark and Co Ltd dated 9th April 2015. Charge registered in favour of Jugar Singh dated 1st August 2016.
B
169	Purchase	A	B	A	Risk	RISK.05	Switched to IO - no repayment vehicle
Account switched to interest only 3rd October 2008 at the request of the borrower. No repayment vehicle captured.  Case note dated 14th July 2016 advises that customer was contacted under the interest only campaign and was informed that the repayment vehicle is an inheritance of approximately 500000.  It is not known if this inheritance has been received or simply anticipated.  It is therefore not possible to establish whether this repayment vehicle is suitable
B
169	Purchase	A	B	A	Risk	RISK.55	Title - Other Charges
2nd Charge dated 29th March 2006 registered in favour of Picture Financial Services plc for 50000.00  The mortgage account has not been detrimentally effected either at the time or since and the account has performed well and is up to date.
B
170	Remortgage	A	B	A	Risk	RISK.55	Title - Other Charges
2nd Charge dated 8th September 2005 registered in favour of Blackhorse Ltd for 20000.00.  2nd Charge dated 13th March 2007 registered in favour of First Plus Financial Group PLC for 15000.00.  In both cases the charges did not have detrimental effect on the mortgage either at the time or since and the account is currently up to date and performing
B
174	Purchase	A	B	A	Risk	RISK.05	Switched to IO - no repayment vehicle
Account switched to interest only 16th April 2007 at the same time as switching mortgage deal.  No repayment vehicle captured.  Interest only campaign in 2016 revealed customer relying on over-payments as the repayment strategy.  It is noted that the account is 9135.70 currently overpaid but payments currently being received are now only covering the CMS.  It is therefore not possible to confirm whether this strategy will result in the account being repaid by maturity
B
175	Purchase	A	B	A	Risk	RISK.05	Switched to IO - no repayment vehicle
Account switched to interest only in January 2009.  No notes on file to indicate why or what repayment vehicle was offered.  It is therefore not possible to establish whether a suitable repayment vehicle exists and on track to repay the loan
B
176	Purchase	A	B	A	Risk	RISK.66	Unauthorised Tenancy
Field agents report dated 28th April 2016 advises property has an unauthorised tenancy.  Notes on file dated 12th January 2017 state that a Consent to Let pack has been sent to the customer but no evidence that a response has been received.  In any event the account has not been detrimentally effected and is currently up to date with payments being received regularly
B
176	Purchase	A	B	A	Risk	RISK.37	Principal Borrower no longer resides
File notes indicate that the property has an unauthorised tenancy and this is confirmed by the Field Agents report dated 28th April 2016.  There is a correspondence address on file but no notes to state where this was obtained from and whether it is still current.  In any event this has not had a detrimental effect on the loan payments which continue to be made regularly
B
177	Purchase	A	B	A	Risk	RISK.37	Principal Borrower no longer resides
Borrower registered an alternative correspondence address from 11th April 2009. There is no indication that borrower has actually moved back to the security. Potentially there is an unauthorised letting in place.
B
178	Purchase	A	B	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments	Small underpayment made June 2017. However account was overpaid at the time and no arrears occurred as a result. Account is currently 436.53 overpaid	B
178	Purchase	A	B	B	Risk	RISK.55	Title - Other Charges
2nd Charge dated 11th April 2007 registered in favour of G E Money Home Finance for 20000.00.  Charging Order dated 30th June 2014 registered for 1.00 in favour of Arrow Global Ltd.  In both cases there has been no detrimental effect on the mortgage either at the time of registration or since and the account is currently overpaid by 436.53
B
178	Purchase	A	B	B	Risk	RISK.32	DWP payments
DWP payments commenced 3rd August 2011 and still being received.  DWP payment of 153.88 received up until May 2017 and customer is making up the shortfall as a bank payment.  In June 2017 DWP payment was 58.94 and customers contribution left a shortfall for the month of 103.40.  MI12R form completed 16th May 2017
B
179	Remortgage	A	B	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
Direct debit for November 2016  was rejected but paid by cheque the following month. There has been a history of rejected direct debits over the past three years with no reason given. Account is currently up to date with no reason for further arrears noted.
B
179	Remortgage	A	B	B	Risk	RISK.05	Switched to IO - no repayment vehicle	No evidence of repayment vehicle at time of switch in March 2007.	B
182	Remortgage	A	B	A	Risk	RISK.55	Title - Other Charges	Second Charge registered by Arrow Global 1st February 2016. Charge Amount 1.00.	B
184	Remortgage	A	B	A	Risk	RISK.63	Other Occupants
On 16th February 2016 Field Agents report states that he visited the property and spoke to occupant who said she had rented the property since 1st April 2015 direct from the borrower and was paying 500pm but had no forwarding address for the borrower. At this point the unauthorised letting process was commenced. On 23rd February 2016 borrower has advised that she is still living at the property with her sister as another occupant and not letting. It is unknown if the sister contributes
B
184	Remortgage	A	B	A	Risk	RISK.55	Title - Other Charges	Security has a Second Charge registered by Arrow Global on 24th July 2015. Charge Amount 1.00. Land Registry search shows a second entry for Arrow Global dated 3rd August 2015.	B
184	Remortgage	A	B	A	Risk	RISK.05	Switched to IO - no repayment vehicle	Account switched to Interest Only 6th April 2006. No evidence of any discussion regarding a Repayment Vehicle seen. Approximately 12 year term currently remaining on account.	B
186	Purchase	A	B	A	Risk	RISK.37	Principal Borrower no longer resides	13th August 2012 borrower advised lender of new correspondence address. The ongoing occupancy of the security address is not known but has had no effect on account conduct.	B
189	Purchase	A	B	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
1st November 2016 Direct Debit recalled twice. One month in arrears at 30th November 2016. This was carried forward to 31st January 2017 and then brought up to date with a card payment on 10th January 2017. 28th February DD recalled twice. Brought up to date with card payment on 3rd March 2017. No further payment issues noted.
B
189	Purchase	A	B	B	Risk	RISK.55	Title - Other Charges	Charges registered by 1st Credit Financial on 25th September 2015 for 3094 and 15th March 2017, no value given. No detrimental impact on account following the registration of charge in 2015 or 2017	B
189	Purchase	A	B	B	Risk	RISK.38	Joint Borrower no longer resides
30th August 2006. Borrower 1 advised lender that borrowers are now separated. Borrower 2 no longer resides at the property and he has no intention of supporting the mortgage. 19th May 2015 Borrower 1 advised lender that she is living in Barbados looking after mother who is ill. Has been there for 2 years and advised that a friend is looking after the property, paying a nominal amount but has no tenancy agreement in place. Change of address and Consent to Let details sent to borrower 1. Lender advised that both borrowers would need to make application for Consent to Let although it is noted that they have been separated for 9 years. Lettings Breach of Mortgage Conditions letter sent to both borrowers 20th May 2015. 23rd June 2017 borrower 1 has advised lender that she has now moved back into the property.
B
190	Purchase	A	B	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
28th September 2016 instalment due 170.31. Payment received 12th September 168.79. As this payment was received before the due payment, it had the affect of clearing the arrears balance at the end of the previous month. Therefore, at the end of September 2016 the account was 1 month in arrears 170.31.1st October 2016 170.31 arrears being 1 month from end of previous month. 170.00 received 10th October 2016 reducing arrears to 0.31. 28th October Expected Payment 170.31 increased arrears to 170.62 at 31st October. Overpayment in February 2017 cleared arrears and account has remained 8.45 in advance of payment at month end.
B
190	Purchase	A	B	B	Risk	RISK.55	Title - Other Charges	Second Charge registered by Lesley Stephen and Co Ltd 9th October 2015. Charge amount not given.	B
190	Purchase	A	B	B	Risk	RISK.63	Other Occupants	Mortgage Application in sole name of borrower 1. Direct debit on file shows bank details in sole name of borrowers spouse who is named as residing at the property. Consent conditioned on the offer.	B
190	Purchase	A	B	B	Risk	RISK.05	Switched to IO - no repayment vehicle
Switch to Interest Only 1st June 2005. A change of mortgage details form was submitted by the introducing broker on 29th November 2004 requesting Interest Only using PEP/Pension/ISA Repayment vehicle but does not appear to have been actioned. Offered and Completed on Repayment.
B
192	Remortgage	A	B	A	Risk	RISK.01	Underwriting Issue
Lender has assessed case using Freehold tenure however Land Registry search confirms Leasehold. 150 years from 30th March 2000. While the relatively long lease would probably not have any affect on the valuation of the property, it may be prudent for the lender to update their records.
I
192	Remortgage	A	B	A	Risk	RISK.66	Unauthorised Tenancy	The subject property has been tenanted since 2009.	B
192	Remortgage	A	B	A	Risk	RISK.37	Principal Borrower no longer resides
Borrower changed address on 4th February 2009. Noted to be classed as a Commercial Customer with the lender holding 6 other mortgage accounts. The subject property is now tenanted but has not impacted on account conduct.
B
195	Purchase	A	B	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
No payment received October 2016 but two payments were received in September 2016 on 1st September and 30th September. March 2017 instalment due 123.16 payment received 35.94 being the shortfall required to keep the account fully up to date in view of previous overpayment. Full payment made in following months.
B
195	Purchase	A	B	B	Risk	RISK.37	Principal Borrower no longer resides	11th April 2016. Borrower 1 no longer living at property. Borrowers have separated. Borrower 1 understood to now be living with parents. Borrower 2 still resides at the mortgaged property.	B
195	Purchase	A	B	B	Risk	RISK.05	Switched to IO - no repayment vehicle	Account amended to Interest Only in 2007. No Repayment Vehicle details seen.	B
196	Purchase	A	B	A	Risk	RISK.24	Vulnerability - Lack of English skills
Borrowers son spoke to lender 2nd September 2016 and advised that his mother does not speak English. This does not appear to have had any affect on the overall conduct of the mortgage although it is noted that DWP payments have been received on the account from April 2014 to date. This may indicate that language difficulties have restricted employment opportunities for the borrower. The application form is missing and it is therefore unknown what the borrowers occupation was at origination. Third party authority form sent to borrower 9th September 2016. No notes seen as to whether this has been returned and registered on account.
B
196	Purchase	A	B	A	Risk	RISK.63	Other Occupants
Account note 22nd September 2016 has identified that borrower lives at the property with her husband and two children aged 22 and 16. In view of their being no completion file available it is not known if all have resided since completion of the purchase on 31st January 2005 although both children would have been less than 17 years old at this stage. Potential equity issue in respect of husband.
B
196	Purchase	A	B	A	Risk	RISK.32	DWP payments	DWP Payments have been received on the account since April 2014 with a standing order to cover the shortfall from the borrower.	B
197	Remortgage	A	A	A	Risk	RISK.30	BKO / IVA Post-Completion
Letter received from Insolvency Service Sheffield to advise bankruptcy order made against borrower on 22nd August 2008. This is now likely to be discharged. The account was fully up to date at the time of bankruptcy with regular payments being received which have continued to date.
I
198	Remortgage	A	A	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
October 2016 direct debit recalled. Honoured on second collection 12th October 2016.
November 2016 direct debit recalled. Honoured on second collection 14th November 2016.
Complaint made by borrower not happy with 6.50 charge for recalled direct debits. Felt it was the lenders fault having changed due date. Change of due date again made to suit borrower.  Complaint rejected. No further payment issues December 2016 to date.
B
199	Purchase	A	B	A	Risk	RISK.24	Vulnerability - Lack of English skills
Account note 12th June 2006 indicates borrower does not speak very good English but this appears to have improved during the term of the mortgage. Latest account notes on 17th October 2016 refer to conversations held directly with the borrower. Conduct of the account is satisfactory. Ongoing employment has not been affected by lack of English skills as borrower is noted to be self employed in the Catering/Restaurant business.
B
199	Purchase	A	B	A	Risk	RISK.37	Principal Borrower no longer resides
Change of address registered on account 9th September 2016.  No reference to Consent to Let seen but later note 17th October 2016 refers to the property being rented. Account conduct has continued to be satisfactory.
B
199	Purchase	A	B	A	Risk	RISK.66	Unauthorised Tenancy	Notes on file indicate the Borrower is not in residence and the property is let. There have been no issues so far affecting the performance of the loan and payments for the last 12 months made.	B
200	Purchase	A	B	A	Risk	RISK.55	Title - Other Charges	Charges registered by J Gardner Holding Ltd 20th June 2011. Charge amount 1.00 Lombard North Central 21st March 2013. Charge amount 1.00.	B
203	Purchase	A	B	A	Risk	RISK.36	Borrower whereabouts unknown
Call received from borrower 1st September 2014 states that she is looking to let the property. Getting married and moving in with partner. Subject property is too small and has been unable to sell as in negative equity. Property was valued at around 47000. It appears that a consent to let application was sent to the borrower on 8th September 2014 but there is no indication that this progressed further. The account conduct has continued to be satisfactory. Currently it is unclear if she is occupying or has let the property. No further investigation seen.
B
204	Remortgage	A	B	B	Risk	RISK.30	BKO / IVA Post-Completion
Details of Proposed IVA in respect of borrower 1 received on 17th August 2015. No details seen that this progressed any further. This does not appear to have had any material affect on the conduct of the mortgage. A direct debit was returned on 30th December 2016 and replaced with a card payment with the borrower explaining that this was due to a change of bank accounts.
B
204	Remortgage	A	B	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
30th December 2016 Direct Debit recalled. Card payment received 30th December 2016. Borrower has advised that this is due to changing to a new bank account. New DD mandate set up 20th April 2017. 30th June 2017 DD recalled. No replacement payment received at the time of the review and no contact with borrowers seen. The account held a small credit balance of 65.02 and the resulting arrears balance is therefore greater than 1 month in arrears.
B
206	Purchase	A	A	A	Risk	RISK.30	BKO / IVA Post-Completion
Bankruptcy registered on 9th January 2007 for borrower 1 due to company going into liquidation. Loan up to date prior to bankruptcy which is now likely to be discharged. Currently loan is up to date and no evidence of issues or future problems arising.
I
211	Remortgage	A	B	A	Risk	RISK.55	Title - Other Charges	Title register extract dated 27th July 2017 shows a second charge registered dated 27th January 2016 in favour of Elderbridge Limited. The value and reason for charge is unknown.	B
213	Purchase	B	B	A	Risk	RISK.55	Title - Other Charges
Title extract dated 27th July 2017 shows an equitable charge by way of an interim charging order registered 25th February 2014 in favour of HSBC Bank PLC. Reason for charge and value of charge unknown. No further charges registered.
B
213	Purchase	B	B	A	Risk	RISK.04	Fees and Charges
Historic field agent instruction sent and report completed 24th March 2015. However, arrears were cleared in previous month on 26th February 2015. Agent visit should have been cancelled. However, as this was not done, a field agent fee of 54.00 was nevertheless applied to the account on 8th April 2015.
B
217	Purchase	A	B	B	Risk	RISK.55	Title - Other Charges
Title search dated 27th July 2017 shows an equitable charge registered by way of an interim charging order dated 20th July 2009 in favour of HSBC Bank PLC. There are no details as to the reason for this charge or the amount charged.
B
217	Purchase	A	B	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
Contractual payment for December 2016 was not made on time. This was due to cashflow over the Christmas 2016 period. This was made up by way of two payments of 26.00 and a further 334.00 both on 3rd January 2017. This placed account 55p in credit. Since this date the borrowers have been paying irregular nominal sums in excess of the contractual monthly payment each month meaning that account currently in credit by 48.99. No formalised overpayment strategy recorded.
B
221	Purchase	A	B	A	Risk	RISK.30	BKO / IVA Post-Completion
Bankruptcy granted 15th January 2014 and registered 11th February 2014 against borrower 1. Reason for bankruptcy was that borrower 1 unemployed and unable to service the then financial commitments. Subsequent suspended possession order granted 4th August 2016 put arrangement to pay in place and has now brought account up to date as at 31st March 2017.
B
224	Purchase	A	B	A	Risk	RISK.55	Title - Other Charges
Title extract dated 27th July 2017 indicates presence of an equitable charge dated 5th December 2008 created by an interim charging order in favour of Black Horse Ltd. The financial extent and reason for the charge are unknown.
B
225	Purchase	A	A	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
Direct debit returned 16th November 2016 due to other commitments being prioritised, but successfully represented on 24th November 2016. Further direct debit returned 15th February 2017 due unspecified unanticipated expense, but was successfully represented on 24th February 2017. No other issues.
B
226	Purchase	A	B	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
Contractual payment for April 2017 paid late on 11th May 2017. There is no indication from system notes as to the reason for this. As account was in credit at date payment due, this was not chased formally by servicer.
B
226	Purchase	A	B	B	Risk	RISK.05	Switched to IO - no repayment vehicle
Loan at origination was a repayment loan. However, switched to interest only as at 7th June 2008. There was no stated repayment vehicle noted as to be used by borrower. Servicer system shows the repayment vehicle as investments, but there is no evidence that this has been verified recently. A recent interest only campaign carried out on 25th May 2016 did not manage to establish contact and therefore the current repayment strategy has not been verified.
B
228	Purchase	A	B	A	Risk	RISK.55	Title - Other Charges
Land registry tile extract dated 27th July 2017 highlights presence of a second charge dated 11th July 2017 in favour of Idem Capital Securities Ltd. There are no details as to the reason for charge or the level of indebtedness involved.
B
230	Purchase	A	A	B	Payment Performance	PAY.05	Account in Credit - Payment Missed/Partial Payments
Account currently in credit by 130.57. However, payments made in May and June 2017 have been marginally underpaid by 2.87 each month. All other payments within review period have been in excess on contractual monthly payment. No arrangement in place for the over payments being made. Previous arrears from 28th June 2016 of 252.26 were then cleared over the following four months, finally being cleared 28th October 2016. Reason for arrears had been short term ill health of Borrower 1 meaning earnings reduced.
B
232	Remortgage	A	B	A	Risk	RISK.36	Borrower whereabouts unknown
Borrowers were granted permission to let the property in 7th July 2008. This was later removed 17th September 2009. Noted that borrower 1 correspondence address held is an address other than the security, but borrower 2 correspondence address remains as the security. It is therefore unclear whether the borrowers reside together or whether not, or whether the servicer only ever amended the primary correspondence address at the time they were advised of change. Last 12 months payments have been made.
B
232	Remortgage	A	B	A	Risk	RISK.66	Unauthorised Tenancy
Borrowers were granted consent to let security 7th July 2008. However, borrowers advised by letter 17th September 2009 that property was not to be let further, and that was up for sale. In interim family members may use the property. Servicer noted this 17th September 2009 and also noted that consent to let would therefore be removed. However, property has not been sold to date and as such the current occupancy of the property is unknown. Potentially unauthorised letting. Noted that borrower 1 correspondence address held is an address other than the security, but borrower 2 correspondence address was never amended and remains as the security and there has been no record of any returned post. This does not appear to have had any adverse effect on the file to date.
B
233	Purchase	A	B	A	Risk	RISK.36	Borrower whereabouts unknown
Borrower has changed correspondence address on a number of occasions. 24th May 2007 address changed to partners, but states on notes that borrower still living at security. This was changed again on 6th September 2011 when borrower advised was moving abroad for a few years, no specific time-frame or reason for relocation noted. Mail was later returned mark addressee unknown. Subsequent mail appears to have be unreturned. However, the current whereabouts of the borrower are unclear given the earlier declaration about moving abroad. However, there were no notes or comments made at the time or since to clarify what was to happen to the security while abroad. Potentially unauthorised let but not confirmed.
B
234	Purchase	A	B	A	Risk	RISK.55	Title - Other Charges
Land registry title extract dated 27th July 2017 shows a second charge registered dated 27th January 2017 in favour of Elderbridge Limited. There are no system notes to indicate the extent and reason for the charge.
B
235	Purchase	A	B	A	Risk	RISK.37	Principal Borrower no longer resides
Both borrowers are registered at addresses other than the security. Different addresses are held for both borrowers. However, there is no record as to why this is, or who may be residing at the security. There has been no application to let requested or approved. Current occupancy unclear and potentially there is an unauthorised letting. It is noted that a transfer of equity pack was sent out on 26th February 2009, possibly indicating that borrowers are indeed no longer together.
B
236	Purchase	A	B	A	Risk	RISK.36	Borrower whereabouts unknown
Current correspondence address only registered 11th April 2016. This address is borrowers parents and will ensure that all correspondence is addressed on receipt. This is because the borrower has been travelling abroad from late 2015 on business. Precise whereabouts of borrower therefore unknown. The last 12 months payments have been made with no issue.
B
236	Purchase	A	B	A	Risk	RISK.66	Unauthorised Tenancy
Previously had authorised letting from 4th July 2009 until consent expired 12th June 2013. Borrower stated at that time that was to stop letting, despite this a change of address was registered 19th July 2013, indicating still not residing. Given that recent notes indicate that borrower is travelling abroad on business, and that the current correspondence address relates to parental home, the indications are that the property is still being let, albeit now without lender consent. System note states that the borrower claimed in a telephone conversation of 8th April 2016 that a repossession notice had been handed to the person living in the property. The Borrower is currently paying but has been in difficulty prior to July 2016.
B
236	Purchase	A	B	A	Risk	RISK.13	Interest Only at Origination - Repayment Vehicle Issue
Stated repayment vehicle at origination of the loan is unknown as offer document and application form unavailable. Servicer system shows the repayment vehicle as savings, but there is no evidence that this has been verified recently. There is no evidence from system notes of any recent interest only campaign strategy being carried out and therefore the current repayment strategy has not been verified.
B
237	Purchase	A	B	A	Risk	RISK.37	Principal Borrower no longer resides
Borrower asked to change address to his girlfriends address in 2011 but he could not provide proof. The correspondence address is a different flat number but there are no further details. Payments are being made and account is up to date so no issues.
B
238	Remortgage	A	B	A	Risk	RISK.05	Switched to IO - no repayment vehicle
Switched to interest only 30th October 2006. However, no details of a repayment vehicle were provided at the time. There is no evidence of any subsequent contact with borrower to discuss any exit strategy and as such there is no indication of how the capital is to be repaid.
B
242	Purchase	B	B	B	Risk	RISK.30	BKO / IVA Post-Completion
Individual Voluntary Arrangement registered 27th June 2016 against borrower. Reason for registration unknown. Conduct of arrangement unknown. Mortgage payments have been erratic since this date. Specifically payments were missed completely in August 2016, January 2017, February 2017, April 2017 and June 2017. In addition October 2016 was underpaid by 108.01. Future ability to meet payments is unclear as the servicer has not made any attempt to discuss the missed payments with the borrower due to an existing credit balance on the account, currently 2181.25.
B
242	Purchase	B	B	B	Payment Performance	PAY.06	Account in Credit - 2 consecutive payments missed
Account was in credit as at 31st July 2016 by 3396.52. Account is currently showing a reduced credit balance of 2181.25. Mortgage payments have not been regular following the registration of an individual voluntary arrangement on 27th June 2016. Specifically payments were missed completely in August 2016, January 2017, February 2017, April 2017 and June 2017. In addition October 2016 was underpaid by 108.01. The credit balance has therefore masked the missed payments as a result. Despite borrower periodically ringing in to make the card payments the servicer did not take the opportunity to query the missed payments.
B
242	Purchase	B	B	B	Collections and Servicing	COLL.03	No active, timely or effective dialogue with borrowers
Mortgage payments have not been regular following the registration of an individual voluntary arrangement on 27th June 2016. Despite borrower periodically ringing in to make the card payments the servicer did not take the opportunity to query the missed payments.
B
243	Remortgage	A	B	A	Risk	RISK.55	Title - Other Charges
Land registry title extract dated 27th July 2017 shows that a second charge is registered in favour of TSB Bank PLC dated 5th November 2013. There are no notes or indication as to the reason for this charge of the value of the indebtedness.
B
245	Purchase	A	B	A	Risk	RISK.05	Switched to IO - no repayment vehicle
Loan was switched to interest only as at 27th June 2007. There was no stated repayment vehicle. Servicer system shows the repayment vehicle as savings. A recent interest only campaign carried out on 4th July 2016 did  establish contact with borrower under the ICE2 campaign and a detailed letter was sent outlined the discussion and options available. It highlighted that the borrower is to repay the capital from savings, although the borrower only detailed savings of 5000, and also by overpayments, for which an overpayment choices plan has been set to overpay by 50.00 from September 2016. These two strategies will however, not be adequate to clear the capital at end of term.
B
248	Purchase	A	A	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
September 2016 contractual payment paid late on 3rd October 2016, December 2016 paid late on 3rd January 2017 and was overpaid by 7.76. The delays were due to borrower not getting to bank in time to make payment in month, but has since set up direct debit effective February 2017. No other issues and future payments should continue to be met now payments on direct debit.
B
251	Remortgage	A	B	A	Risk	RISK.13	Interest Only at Origination - Repayment Vehicle Issue	Repayment vehicle not detailed on application and current repayment vehicle on lender system in also shown as unknown.	B
252	Purchase	A	B	A	Risk	RISK.36	Borrower whereabouts unknown
Noted Returned mail from address - addressee gone away May 15,June and August 16, May2017 and unable to contact on telephone number held. There is currently no adverse effect on the payment of the loan.
B
254	Purchase	A	B	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
July 2016 payment not made until 1st August 2016 by card payment. Direct debit collected 25th October 2016 was rejected 26th October 2016, but made up by card payment 27th October 2016. Direct payment collected 28th December 2016 was returned 29th December 2016, but not made up by card payment until 23rd January 2017. Direct debit collected 27th February 2017 was returned 28th February 2017, but successfully represented 8th March 2017. Direct debit collected 27th March 2017, but returned 28th March 2017 and made up by card payment 30th March 2017. Card payments made after lenders contact to secure payment, borrower advised of late payment of wages and change of employment. Direct Debit date amended to 30th monthly to reflect change of pay date, all arrears have now been cleared.
B
254	Purchase	A	B	B	Risk	RISK.13	Interest Only at Origination - Repayment Vehicle Issue	Repayment vehicle not detailed on application and current repayment vehicle on lender system in also shown as unknown.	B
254	Purchase	A	B	B	Risk	RISK.41	Complaint (not PPI)
Lender made call on 15th July 2016 regarding missed payments on arrears. Borrower agreed with lender to make payments on 29th July 2016. Further calls were made on 20th and 21st July when borrower had already responded to previous call. Borrower complained re additional calls made, complaint was upheld by lender.
B
255	Purchase	A	B	A	Risk	RISK.36	Borrower whereabouts unknown	Mail returned Gone away 25th August 2016 no attempted telephone contact noted on file. All payments have been made for the last 12months and no indication of a problem.	B
255	Purchase	A	B	A	Risk	RISK.05	Switched to IO - no repayment vehicle	Account changed from Repayment to interest only 4th March 2009 no repayment vehicle noted on file	B
256	Remortgage	A	B	A	Risk	RISK.19	Vulnerability - Severe or long term illness
Borrower has been receiving DWP payment in respect of illness since 30th May 2014. On 30th June 2016 borrower contacted to advise DWP payments had stopped and benefits system changed. Borrower confirmed he is unable to return to work due to serious ill health. Unable to afford current payments requested concessional payment which has been agreed due to previous overpayments. Borrower considering putting property on the market will a view to selling. Account will not fall into arrears due to previous overpayments currently 9368.30.
B
256	Remortgage	A	B	A	Risk	RISK.22	Vulnerability - Low literacy	Borrower has Dyslexia and needs assistance with documentation and correspondence.	B
256	Remortgage	A	B	A	Risk	RISK.32	DWP payments
Borrower has been receiving DWP payment in respect of illness since 30th May 2014. On 30th June 2016 borrower contacted to advise DWP payments had stopped and benefits system changed. Borrower confirmed he is unable to return to work due to serious ill health. Unable to afford current payments requested concessional payment which has been agreed due to previous overpayments
B
259	Remortgage	A	B	A	Risk	RISK.21	Vulnerability - Physical health
Borrower 1 advised suffering ill health no longer able to work from 8th April 2015. However borrower has since obtained pension lump sum and monthly pension payments to enable future payments to be met in full. There has been no adverse effect on the payments of the loan since this has been received, with borrower now receiving a more secure future monthly income.
B
261	Purchase	A	A	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments	Direct Debit rejected 1st July 2016, payment made by DD 11th July 2016. DD rejected 1st January 2017 payment made by DD 11th January 2017. Both DD payments made on second automated request.	B
263	Purchase	A	B	A	Risk	RISK.36	Borrower whereabouts unknown
Mail returned Addressee Gone Away - lender tried to contact borrower on 8 occasions between May 2016 and August 2016 and were unable to confirm borrowers address. All payments made for the last 12 months so this has not so far had an adverse effect.
B
264	Purchase	A	B	A	Risk	RISK.66	Unauthorised Tenancy
The property is tenanted, the Borrower is a commercial client who believes that the mortgage should have been originated as a  BTL mortgage. It still appears to be under investigation since April 2016 when the last PAD note is seen. No details of the tenancy. The payments have all been met for the last 12 months.
B
264	Purchase	A	B	A	Risk	RISK.37	Principal Borrower no longer resides
Borrower is no longer in occupation. From the notes it is unlikely they have ever occupied, as they appear to be under the impression they had a BTL mortgage. All payments have been made for the last 12 months.
B
264	Purchase	A	B	A	Risk	RISK.41	Complaint (not PPI)
Borrower is commercial client who believes that the mortgage should have been BTL mortgage. Complaint from 21st April 2016 currently unresolved on system and referral to lenders legal team required, copies of mortgage documentation forwarded to borrower and quotation to convert loan to BTL.
B
264	Purchase	A	B	A	Risk	RISK.06	Loan maturing in under 5 years not correctly managed	Loan matures October 2020. Letters sent June August and September 13. Unable to find a 5 year letter on file. There are annual statements which contain the reminder.	B
265	Purchase	A	B	A	Risk	RISK.66	Unauthorised Tenancy
Borrower has been living abroad and also has correspondence address, lenders notes indicate that there is an unauthorised let in place, appropriate documentation for consent sent to borrower 19th April 2017, this has not been returned. Payments have been made and there is no apparent impact on the loan.
B
265	Purchase	A	B	A	Risk	RISK.37	Principal Borrower no longer resides	Borrower is no longer in occupation. New correspondence address on file and property now appears to be let. No impact on the loan so far and payments for the last 12 months have been made.	B
267	Purchase	A	B	A	Risk	RISK.05	Switched to IO - no repayment vehicle	Loan changed from repayment to interest only 1th September 2008 no repayment vehicle documented on file.	B
268	Purchase	A	B	A	Risk	RISK.36	Borrower whereabouts unknown
Rate change letter dated 6th June 2017 sent back, return to sender, no current telephone number held. Previous telephone number removed from system 1st August 2016 as wrong number. The Borrower is currently paying and has made the last 12 months payments. This may become an issue if payments begin to be missed.
B
268	Purchase	A	B	A	Risk	RISK.05	Switched to IO - no repayment vehicle	Loan converted from repayment to interest only 28th August 2008, notes do not confirm that a repayment vehicle is in place to clear loan.	B
271	Purchase	A	B	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
Direct Debit rejected 16th February 2017, DD paid on 2nd request 24th February 2017, Borrower contact attempted, borrower subsequently contacted and amended DD collection date. Payments up to date no arrears.
B
271	Purchase	A	B	B	Risk	RISK.06	Loan maturing in under 5 years not correctly managed
Loan matures October 2020. Letters sent May 2013, June 2013. Unable to find a letter for 2015 which would be the 5 year letter. There are annual statements which contain a reminder as to both the impending maturity of loan and the need to have a repayment strategy in place.
B
273	Purchase	A	A	B	Payment Performance	PAY.05	Account in Credit - Payment Missed/Partial Payments
Borrower makes bank payments and has moved payment date from September 2016 to the beginning of the following month. This has meant that the due monthly payment is not being made till the following month. The Servicer has not consented to this change. Borrower makes overpayments on loan with payments rounded to 200 from August 2016 making a current monthly overpayment of 30pm and previously from May 2016 payments of 500 a monthly overpayment of 291pm with historic monthly overpayments also seen. A total overpayment of 9842.42 is currently on the loan this is noted and available to withdraw from the loan under the Choices scheme.
B
274	Remortgage	A	B	A	Risk	RISK.19	Vulnerability - Severe or long term illness	Borrower 2 advised of ongoing disability and would be unable to resume work in 2010. Borrowers have made up late payments and arrears from 2012 and this is now having no adverse effect on loan.	B
274	Remortgage	A	B	A	Risk	RISK.06	Loan maturing in under 5 years not correctly managed
Loan matures November 2020. No letter on file for 2015 which would have been 5 years before the maturity date of November 2020. There have been telephone contact attempts in 2016. There are annual statements which contain the reminder.
B
276	Purchase	A	B	A	Risk	RISK.06	Loan maturing in under 5 years not correctly managed
Loan matures November 2020. Letters have been sent out up to August 2014, but none seen for November 2015 when the 5 year reminder letter was due. Unclear if this is because they responded to the previous ICE project in January 2014. Annual statements have been sent containing a clear Interest Only warning.
B
278	Remortgage	A	B	A	Risk	RISK.30	BKO / IVA Post-Completion
Noted Bankruptcy 17th October 2007 not noted as expired on screen but has passed statutory expiry date, noted indicate Bankruptcy expired 2010. Payment details  Borrowers experienced payment difficulties between 2007 and 2013, with arrears and missed payments, all arrears up to date. Borrowers currently paying loan no current adverse impact seen.
I
278	Remortgage	A	B	A	Risk	RISK.05	Switched to IO - no repayment vehicle
Borrower change from Repayment to Interest only from early stage of loan in September 2006 no repayment vehicle detailed on file. Letter confirmed to borrower that balance would still be outstanding at the end of the loan.
B
283	Purchase	A	A	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
Direct Debit Payment due 28th June 2016 was rejected for 509.75, Direct Debit was paid on automated second request 6th July 2016. Borrower contact attempted without success. No previous arrears on account and no subsequent missed payments. Would appear to be isolated incident on payment history,
B
285	Remortgage	A	B	A	Risk	RISK.55	Title - Other Charges	Second charge consent granted to Norton Finance 21st November 2011	B
286	Remortgage	A	B	A	Risk	RISK.05	Switched to IO - no repayment vehicle
Borrower switch to interest only in 2006 aware that balance on loan will be outstanding at maturity. No repayment vehicle stated on file. Borrowers are currently overpaying under choices scheme currently +1078.82pm overall overpayment 17347.68. Borrowers contacted 26th January 2016 re interest only mortgage, borrower advised unable to discuss but currently overpaying and will look to increase future payments.
B
288	Purchase	A	B	A	Risk	RISK.41	Complaint (not PPI)	Noted unresolved complaint flag January 2017. Marital dispute and divorce of borrowers, unable to change mortgage and sole ownership to borrower 1 as deemed unaffordable.	B
288	Purchase	A	B	A	Risk	RISK.38	Joint Borrower no longer resides
Borrower 2 advised of marital split and no longer living at property, Borrower 2 advised still liable under mortgage. Borrower 1 contacted 8th January 2015 to assume sole liability, value of property estimated at 225000, addition loan required to buy out borrower 2 was 33000, borrower 1 request was declined as deemed unaffordable by lender. New details for Borrower 2 obtained. Noted that all subsequent monthly payments have been made on time, no current adverse effect on loan.
B
289	Remortgage	A	B	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
Borrower prefers to pay by Bank payments as both Borrowers are self employed and do not have fixed pay days. Payments are due on last day of the month however bank payment are not been received from borrowers till  the beginning of the following month, payments received are no later than the 7th of the following month. Late payments have been seen in October 2016, December 2016, January 2017, April 2017, May 2017 and June 2017. Whilst payments are often seen a few days late current payments are being met.
B
289	Remortgage	A	B	B	Risk	RISK.05	Switched to IO - no repayment vehicle
Borrowers changed from repayment to Interest only as they were experiencing income delays as both were self employed and receiving erratic income. Inheritance was also due to reduce borrowing. No repayment Vehicle noted.
B
290	Purchase	A	B	B	Payment Performance	PAY.05	Account in Credit - Payment Missed/Partial Payments
Current payment of 820.99 has a monthly shortfall of 82.37pm as payment is comprised of DWP payments of 286.92 and Bank payments by borrower of 451.70. This is currently masked by a lump sum DWP payment received in May 2015 of 3077.66 which created a overpayment on the account of the same amount. The current overpayment has subsequently reduced to 1337.68. The loan will subsequently fall into arrears in approximately 16 months unless the current underpayment is addressed by borrower.
B
290	Purchase	A	B	B	Risk	RISK.32	DWP payments
DWP payments being received since May 2014, no background information noted on file. There is a current monthly underpayment on the loan of 82.37 as the borrower is not meeting the full difference in payment. The current underpayment is masked by lump sum DWP payment received in May 2015, current overpayment on loan is 1337.68.
B
293	Remortgage	A	B	A	Risk	RISK.19	Vulnerability - Severe or long term illness
Latest system notes dated 7th April 2016 regarding the health of Borrower 2 indicate that has suffered from spinal problems since 1992 and was awaiting operation to help this at the time of note. If operation unsuccessful then borrower 2 may end up in wheelchair. Borrower one unable to work and has been off work for last 2 years as borrower 1 is the registered carer of borrower 2. Receiving DWP assistance at this time. No further update on the outcome of the operation and current health condition recorded. Borrowers are currently meeting the monthly commitment.
B
293	Remortgage	A	B	A	Risk	RISK.32	DWP payments
Last MI12 form completed 10th April 2017. Payments being received in respect of ill-health of borrower 2. Borrower 1 unable to work for last 2 years as registered full time carer for borrower 1. DWP direct payments currently 295.16 per four week period, with month with borrowers topping up by 500.00 each month. The aggregate amounts exceed the monthly due payment 40.23 per month currently. However, a DWP request for refund of 556.14 received 22nd June 2017, was processed on MTG11 screen, but reversed as there was no return address on DWP form. Noted as currently being unable to make refund, but this may potentially still be done and increase the current balance.

B
293	Remortgage	A	B	A	Risk	RISK.30	BKO / IVA Post-Completion
Both borrowers registered bankrupt 7th May 2013 and again on 18th February 2016. This has not affected their repayments and appears to have been done following borrower 1 giving up work and being on DWP.
B
295	Purchase	A	B	A	Risk	RISK.13	Interest Only at Origination - Repayment Vehicle Issue
Stated repayment vehicle at origination of the loan was unknown. Servicer system now shows the repayment vehicle as savings, but there is no evidence that this has been verified recently. A recent interest only campaign carried out on 28th October 2015 did manage to establish contact via a data capture form in which the borrower stated that current strategy was to sell the property, with no timescale. That said, borrower believed property only worth 75000 at time, which was less than outstanding balance. Also indicated no other plan in place. Servicer tried to contact borrower to discuss further, but with no success and therefore the current repayment strategy is unclear.
B
295	Purchase	A	B	A	Risk	RISK.66	Unauthorised Tenancy
Property believed to be currently let, originally authorised 26th November 2008, but whilst renewed since then the last authorised agreement expired 18th July 2014. Servicer still chasing or update on whether still let. Current correspondence address on records indicates that it is. However, any current letting is now unauthorised. Payments are being met and account up to date.
B
295	Purchase	A	B	A	Risk	RISK.36	Borrower whereabouts unknown
Borrower 1 correspondence address on servicer system as property indicated to be currently let. However, the last noted correspondence sent 8th September 2016 has been returned marked gone away. It is therefore indicated that the current address details held are not up to date and the whereabouts of borrower may be unknown.
B
297	Remortgage	A	A	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
Direct debit July 16 was rejected on 6th July 2016 and again on representation 15th July 2016. Card payment made 21st July 2016 to bring the monthly payment up to date, but borrower refused to provide explanation for returned direct debit. Earlier arrears were from returned direct debits in May 2015 and November 15 also chased and again borrower refused to explain. Arrangement to pay agreed from October 2016 for contractual payment plus 72.00 until arrears cleared by one final single payment of 305.67 on 27th January 2017. Lender has considered forbearance options 24th January 2017, but considered that proposals to pay were best fit for borrower. However, arrears brought up to date 27th January 2017. All payments since met on time.
B
300	Remortgage	A	B	A	Risk	RISK.66	Unauthorised Tenancy
Letting pack sent 5th November 2010. Borrower had previously been flagged 14th July 2009 as unauthorised letting and advised that must remortgage as breached covenants and ignored warning letters . Legal action letter advising breach of covenants sent 19th August 2009. Notes dated 17th September 2009, highlighted that borrower was living in another buy to let property, not mortgaged to this lender. Despite a number of warnings that the borrower has breached the covenants, no further action taken to approve the letting or otherwise, or commence action. All that has occurred since is that the lender registered a change of address 17th February 2012. Property therefore deemed to be let unauthorised at this time.
B
300	Remortgage	A	B	A	Risk	RISK.37	Principal Borrower no longer resides
Notes dated 17th September 2009, highlighted that borrower was living in another buy to let property, not mortgaged to this lender. Lender registered a change of address 17th February 2012. No returned mail since that date and deemed to be current address.
B
303	Purchase	A	B	A	Risk	RISK.38	Joint Borrower no longer resides
System note from the interest only campaign discussion dated 24th October 2016 highlighted that borrower 1 stated that borrower 2 only on mortgage in name only and enquired about borrower 2 being removed. No further communication and unclear whether borrower 2 actually resides at the security therefore as the question was not specifically asked.
B
304	Remortgage	A	A	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
Direct debit for July 2016 returned 6th July 2016 and represented successfully 14th July 2016. No reason recorded for returned item or evidence any action taken beyond representation of direct debit. All payments since all okay and no on-going impact on these. Returned fee applied correctly 6th July 2017 of 6.50.
B
307	Purchase	A	B	A	Risk	RISK.55	Title - Other Charges
Land registry title extract dated 27th July 2017 highlights 2 second charges over the security. Firstly an equitable charge by way of an interim charging order dated 11th May 2007 in favour of Northern Rock PLC with no specified value. Secondly an equitable charge by way o an interim charging order dated 30th September 2014 in favour of Cabot Financial UK Ltd with no specified value.
B
308	Purchase	A	B	A	Risk	RISK.63	Other Occupants
Application form stated that the spouse of borrower to reside. Details noted on application. However, the offer contained no conditioning requiring the spouse to complete either an occupancy waiver or any other suitable deed on consent. Potential spousal equitable rights given declared occupancy, but rights have not been waived.
B
308	Purchase	A	B	A	Risk	RISK.55	Title - Other Charges
Land registry title extract dated 27th July 2017 highlights the presence of a second charge in favour of Nemo Personal Finance Ltd dated 24th October 2007. Value of charge 33020 at inception. Purpose, conduct and current balance unknown.
B
310	Remortgage	A	B	A	Risk	RISK.55	Title - Other Charges
Land registry title extract dated 27th July 2017 confirms subsequent charges registered. Equitable charge registered by way of an interim charging order dated 23rd June 2008 in favour of Egg Banking PLC. Value of charge unknown,
. Second equitable charge registered by way of an interim charging order dated 21st July 2008 in favour of Egg Banking PLC. Value of charge unknown. Third equitable charge registered by way of an interim charging order dated 6th July 2009 in favour of Egg Banking PLC. Value of charge unknown. Fourth charge is an unilateral notice registered by way of an interim charging order dated 25th January 2011 in favour of TLL Accountants Ltd, no value attached. Fifth charge is a beneficial charge dated 25th February 2011 in favour of TLL Accountants, no value attached.
B
310	Remortgage	A	B	A	Risk	RISK.13	Interest Only at Origination - Repayment Vehicle Issue
Stated repayment vehicle at origination of the loan was through savings, but these were neither qualified nor quantified in order to assess suitability. Servicer system still shows the repayment vehicle as savings. A most recent interest only campaign carried out on 19th September 2016 did not manage to establish contact and therefore the current repayment strategy has not been verified.
B
310	Remortgage	A	B	A	Risk	RISK.06	Loan maturing in under 5 years not correctly managed
Loan matures January 2018. Letters sent December 2013, January 2013 and November 2014. Outbound interest only campaign calls attempted 13th September 2013, 6th February 2014, 1st December 2014, 7th September 2016, 12th September 2016 and 19th September 2016. All calls unsuccessful. The last attempted phone contact was 19th September 2016, which was unsuccessful, this was 16 months before maturity. No further letters or contact attempts seen at 12 months before. Based on latest valuation there would appear to be no shortfall risk were the property sold.
B
312	Purchase	A	B	A	Risk	RISK.41	Complaint (not PPI)
Borrower complained 1st March 2017 regarding the choice of solicitors to act for borrower and spouse in the transfer of mortgage into joint names and associated property title. Documentation had been sent to wrong solicitors. Chosen solicitors are on panel and fresh instructions were sent. It is unclear from system notes as to where to wrong solicitor details were derived from. Complaint resolved and transfer of equity completed 3rd May 2017.
B
314	Purchase	A	B	A	Risk	RISK.55	Title - Other Charges
Land registry title extract dated 27th July 2017 indicates the presence of charge dated 15th August 2006 in favour of Firstplus Financial Group PLC. Value and nature of charge unknown. This charge was varied by a deed dated 27th April 2016 made between Firstplus Financial Group PLC and Elderbridge Ltd in favour of Firstplus Financial Group PLC. A copy of this variation was filed under title AGL123703.
B
314	Purchase	A	B	A	Risk	RISK.05	Switched to IO - no repayment vehicle
Loan was switched to interest only on 19th November 2008. At the time there was no stated repayment vehicle. Servicer system shows the repayment vehicle as endowment. A recent interest only campaign carried out on 19th April 2016 did manage to establish contact borrowers advised that the intention was to sell within 1 year as they were intending to emigrate. Failing this they would seek consent to let the property. No other details of any existing repayment plans given. As the sale has not proceeded and loan still remains on residential basis this means that the current repayment strategy has not been verified.
B
316	Purchase	A	B	A	Risk	RISK.13	Interest Only at Origination - Repayment Vehicle Issue
Stated repayment vehicle at origination of the loan was through savings, but these were neither qualified nor quantified in order to assess suitability. Servicer system still shows the repayment vehicle as savings, but there is no evidence that this has been verified recently. A recent interest only campaign carried out on 16th March 2016 did manage to establish contact and borrower 1 advised simply that they intend to sell and would not consider any other options. Given that based on last indexed valuation equity is only approximately 47000, the ability to sell is feasible, but would be unlikely to be able to trade down.
B
317	Purchase	A	B	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
System note dated 15th March 2017, outlines conversation regarding arrears with borrower 2 who advised that reason for payment in January 2017 being missed had been that borrower 2 split from spouse and only receiving family credits. Arrears reduced by arrangement over February and March 2017 by way of overpayments of 346.33 in each month. Arrears were brought fully up to date by this date. Payments since have been met in full and on time.
B
317	Purchase	A	B	B	Risk	RISK.55	Title - Other Charges
Land registry title extract dated 27th July 2017 indicates an Unilateral Notice dated 7th April 2010 in respect of a local land charge. The Beneficiary of the charge being The Cornwall Council. No further details noted.
B
317	Purchase	A	B	B	Risk	RISK.36	Borrower whereabouts unknown
System note dated 15th March 2017, outlines conversation regarding arrears with borrower 2 who advised that reason for payment in January 2017 being missed had been that borrower 2 split from spouse. Unclear from notes as to whether borrower 1 or 2 resides at the security and the whereabouts of the other party as both are still showing the security as the correspondence address. There is no indication that this was queried. Payments since February 2017 have been met and there are currently no arrears. However, borrower 2 states only receiving family credits and so unknown what the longer term effect of the marital split may have on ability to pay.
B
317	Purchase	A	B	B	Risk	RISK.37	Principal Borrower no longer resides
System note dated 15th March 2017, outlines conversation with borrower 2 who advised split from spouse. Unclear from notes as to whether borrower 1 or 2 resides at the security and the whereabouts of the other party as both are still showing the security as the correspondence address. There is no indication that this was queried.
B
318	Purchase	A	B	A	Risk	RISK.05	Switched to IO - no repayment vehicle
Loan was switched from repayment to part and part on 22nd October 2009. At the time the repayment vehicle was unknown for interest only element. Servicer system shows the repayment vehicle as part and part, but with the capital and interest portion being the result of earlier capitalised arrears in October 2009. The interest only element is stated to be cleared by way of property sale in next 10 years as stated in a recent interest only campaign telephone conversation 15th April 2016. However, borrowers currently overpaying the monthly contractual payment by 188.19 and this has accrued a credit balance currently of 6357.18 and reducing capital owed.
B
318	Purchase	A	B	A	Risk	RISK.20	Vulnerability - Mental health
Mental health - express consent given. Registered 15th April 2016 - borrower 1 advised that following a stroke had been diagnosed with post traumatic stress disorder. Receiving pension and currently training as teacher, but unable to guarantee level of future payment possible. That said borrowers have been and currently are overpaying by 188.19 per month and accrued credit balance of 6357.18. Indications therefore are that payments are manageable.
B
318	Purchase	A	B	A	Risk	RISK.30	BKO / IVA Post-Completion
Bankruptcy discharge registered 5th June 2017. Unclear from notes as to when this was set. IVA - registered 12th October 2012, but system note 18th September 2014 indicates that IVA now settled and that funds paid to that date were deemed to be in full and final settlement of the IVA. Both bankruptcy and IVA related to borrower 2 and did not impact on ability to meet mortgage.
B
320	Remortgage	A	B	A	Risk	RISK.44	Lending into Retirement Issue
Borrower 1 aged 73 age maturity of loan. There is no indication that affordability into retirement was assessed or queried. Borrower 1 in construction industry and owns own building firm. Unclear whether borrower would be able to continue business beyond retirement age. Borrower 2 aged 67 at maturity. All payments made in the last 12 months.
B
322	Remortgage	A	B	A	Risk	RISK.41	Complaint (not PPI)
Borrower 1 complained 6th June 2016 when discussing proposals for clearing capital. Complaint was that borrower had been passed around teams before eventually getting to right team and able to discuss requirements. Stated did not wish to log a complaint, but dissatisfaction was logged on Charms. No compensation. Previous complaint was made 18th March 2014 as a payment of 550.62 sent in was not correctly applied to the account with the result the payment showed as overdue. Also that had to ring on premium numbers to discuss. This was upheld and resolved 19th March 2014 with a 50.00 compensation cheque being sent.
B
325	Purchase	A	B	A	Risk	RISK.55	Title - Other Charges
Land registry title extract dated 27th July 2017 indicates presence of a Unilateral Charge as a result of an interim charging order dated 16th June 2009 in favour of Howden Joinery Ltd. There are no details of the financial exposure on the charge.
B
326	Purchase	A	B	A	Risk	RISK.66	Unauthorised Tenancy
Servicer flagged account as unauthorised letting. Borrower had previously applied for consent to let 29th April 2016, but never returned forms. Second breach letter sent 3rd August 2016. No further correspondence sent or contact attempted. Field agent should be instructed to establish occupancy. Borrower stated whereabouts recorded on system and account flagged.
B
326	Purchase	A	B	A	Risk	RISK.37	Principal Borrower no longer resides	Borrower no longer resides at the security. Unauthorised letting flag raised by servicer. Current stated whereabouts recorded on servicer systems.	B
327	Purchase	A	B	A	Risk	RISK.66	Unauthorised Tenancy
Borrower 1 current address differs from the security. However, borrower 2 still has security as the registered correspondence address. Previously noted 24th February 2015 as the property being let without consent, subsequently post returned 29th August 2015. No other post flagged as returned since. No further notes and current occupancy unknown.
B
327	Purchase	A	B	A	Risk	RISK.37	Principal Borrower no longer resides	Borrower 1 current address differs from the security. However, borrower 2 still has security as the registered correspondence address. Current occupancy unclear.	B
332	Purchase	B	B	A	Risk	RISK.36	Borrower whereabouts unknown
Account flagged 24th February 2016 that no further third party payments to be accepted until confirmed that borrower resides at the security. There is an indication according to system notes that property may be let.
B
332	Purchase	B	B	A	Collections and Servicing	COLL.03	No active, timely or effective dialogue with borrowers
Account flagged 24th February 2016 that no further third party payments to be accepted until confirmed that the borrower resides at the security. An explanation is required for the third party who is named in servicer notes, is making payments and what is the relationship is to the Borrower. Servicer has made no attempt to contact borrower on this matter since 17th February 2016.
B
332	Purchase	B	B	A	Risk	RISK.66	Unauthorised Tenancy
System note 12th November 2015 notes that the property was being let without authorisation. However, servicer spoke to borrower 25th November 2015 who confirmed was residing at the security and not let. A more recent note from 24th February 2016 from servicer stated that there was a need to verify the whereabouts of borrower. This does not appear to have been done. Occupancy flag set as No appears appropriate.
B
333	Purchase	A	A	B	Payment Performance	PAY.05	Account in Credit - Payment Missed/Partial Payments
Direct debit paid 27th October 2016 returned 28th October 2016 represented successfully 7th November 2016. However, as loan was in credit by 9447.00 at the time the servicer did not pursue the original returned direct debit to clarify payment issue. There have been no other payment issues in review period.

B
334	Purchase	A	A	A	Risk	RISK.46	CAI Review LIO Remediation
CAI review 12th July 2016. This loan was identified in a review where LIO premiums were being wrongly calculated. A refund has been applied to the account for the overcharged amount. Refund adjustment to the account made of 119.08 and separate compensation of 8 per cent simple interest payable to borrower calculated as 49.47 gross with 9.89 tax at 20 per cent giving net payable to borrower of 39.58. Cheque of 39.58 paid to customer 12th August 2016.
I
339	Remortgage	A	B	A	Risk	RISK.05	Switched to IO - no repayment vehicle
The mortgage was originally on a repayment basis but was switched to interest only at the borrowers request in March 2007. There is no evidence that a repayment vehicle was established at the time the mortgage was converted to interest only. In August 2016 the borrowers commenced overpayments of 600 per month. However, even if these overpayments are maintained until the end of the term an interest only balance of approximately 119250 will remain. The interest only payment has been maintained as well as the recent overpayments to date but the potential remaining balance has not been addressed. Based on the current estimated value there will be equity of around 262000 and given the borrowers ages there is scope for a term extension and conversion to repayment.
B
341	Purchase	A	B	A	Risk	RISK.55	Title - Other Charges	Charge in favour of Paragon Personal Finance dated 29th April 2008 in the sum of 12864	B
341	Purchase	A	B	A	Risk	RISK.30	BKO / IVA Post-Completion
The sole borrower has been made bankrupt since the mortgage commenced with the earliest note on the system being 19th November 2009. The bankruptcy proceedings were still on-going in February 2014 but there have been no missed payments on the mortgage to date. It is not known if the custodial sentence which was advised on the 12th July 2016 relates to the bankruptcy. The borrower was self-employed at the time of application in February 2006.
I
341	Purchase	A	B	A	Risk	RISK.37	Principal Borrower no longer resides
There is a note on the lenders system dated 12th July 2016 stating that the sole borrower is in prison. The reason and duration for the custodial sentence is not known. There are no further notes on the case after this date. The payments have been maintained since and there are no arrears on the account.
B
341	Purchase	A	B	A	Risk	RISK.63	Other Occupants
The application form dated 23rd February 2006 states that the borrower is married. However, there are no additional occupants aged 17 and over declared on the application and there is no condition in the mortgage offer dated 27th February 2006 indicating her as an additional occupant. Whilst this has not had an affect on the mortgage payments the borrower still appears to be married as he gave permission for his wife to discuss the account on 16th April 2013. This is particularly pertinent given the lender has been advised that the borrower is in prison on 12th July 2016.
B
341	Purchase	A	B	A	Risk	RISK.05	Switched to IO - no repayment vehicle
The mortgage was converted to interest only at the borrowers request on 11th February 2008. There are no notes on the system evidencing that the means of repayment was discussed and the conversion to interest only came 21 months before the lender was first advised that the borrower had been made bankrupt. The interest only payments have been maintained but it is not known how the mortgage is to be repaid at the end of the term.
B
344	Purchase	A	B	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
The mortgage interest has been paid by the DWP since 24th June 2015. The DWP payment has stopped in May 2017 (although given previous years this may recommence once the appropriate documentation has been completed by the lender and returned to the DWP).The payment due June 2017 has not been paid. There is however a negative arrears balance which has been accumulated purely by the DWP payment exceeding the monthly interest only payment due and so the account is not, as yet showing to be in arrears.
B
344	Purchase	A	B	B	Risk	RISK.19	Vulnerability - Severe or long term illness
The borrower advised on the 23rd March 2015 that she was suffering from both alcohol dependency and depression. At that time she gave permission for her condition to be noted on her account. The interest on the account has been paid by the DWP during this period and the payments has just stopped with no payment being made by them in June 2017. There has been no contact with the borrower for a considerable period and her current condition is therefore not known. The last contact was 29th June 2015 when the lender left a message to tell her that the account was up to date and that the payment of interest by the DWP had commenced. No attempt has been made to contact her since. The borrower was in highly paid employment at the time of application in February 2006 with proven income in the region of 72000 per annum. This level of income is obviously not being maintained if the DWP have been paying the interest for a considerable period of time.
B
346	Remortgage	A	B	A	Risk	RISK.30	BKO / IVA Post-Completion
Note on system confirming that one of the joint applicants had been made bankrupt on in the Portsmouth County Court on 20th August 2008. There is very little in the way of other detail on the system or file except the change of trustees in 2010 and 2012. It is not known if she has been discharged from the bankruptcy but the timescale alone would suggest that she probably has. The borrower was self-employed at the time of application in March 2006. It is not known whether the bankruptcy was due to personal debt or debts relating to her business. The bankruptcy has made very little difference to the conduct of the mortgage account. There have been four unpaid direct debits returned since but all have been paid on representation so has not impacted on the borrowers ability to make the mortgage payments. The bankruptcy does not relate to the other joint borrower.
I
346	Remortgage	A	B	A	Risk	RISK.55	Title - Other Charges
Charge in favour of Nemo Personal Finance Limited dated 20th September 2006 in the sum of 20000
Charge in favour of Future Mortgages dated 26th November 2007 in the sum of 31000
Charge in favour of Step One Finance dated 16th November 2015, sum unknown.
B
347	Remortgage	A	B	A	Risk	RISK.55	Title - Other Charges	Charge in favour of Central Trust Plc dated 7th May 2008 in the sum of 8295	B
348	Purchase	A	B	A	Risk	RISK.44	Lending into Retirement Issue
The term takes one of the borrowers to age 73. There is no evidence on the system or file that lending into retirement was properly assessed. However, the mortgage was on a repayment basis and both borrowers were employed in the same business and Mrs is younger. The mortgage has been paid with no issues right up until redemption of the mortgage on 22nd July 2017 so this did not prove to be an issue.
B
349	Purchase	A	B	A	Risk	RISK.63	Other Occupants
At the time of mortgage application in 2006 the borrowers stated that there would be two daughters resident in the property who were aged over 17 at the time. There was no condition in the offer relating to other occupants.
B
350	Remortgage	A	B	A	Risk	RISK.55	Title - Other Charges
Charge in favour of Black Horse Limited dated 28th November 2011 in the sum of 1
Charge in favour of Money Partners Loans Limited dated 17th May 2006 in the sum of 16350
Charge in favour of Blackhorse Lending Department dated 10th September 2007 in the sum of 49169
There is also a charge showing on HMLR search dated 28th July in favour of Idem Capital Securities Limited dated 11th July 2017 amount not known.
B
352	Remortgage	A	B	A	Risk	RISK.55	Title - Other Charges
Charge in favour of Picture Financial Services Plc dated 19th February 2007 in the sum of 25001
Charge in favour of Nemo Personal Finance Limited dated 2nd March 2007 in the sum of 25500
Charge in favour of Paragon Personal Finance dated 25th May 2008 in the sum of 26164
B
357	Remortgage	A	B	A	Risk	RISK.30	BKO / IVA Post-Completion
First correspondence received from supervisors of the borrower and his wifes (who is not a borrower) IVA on 29th June 2009. There are no further details of the actual IVA on the system or the file. The supervisors sent a letter in June 2010, contents of letter not detailed and letter not seen. Further letter sent by them on 5th April 2011.No specific details on system or file other than to say that there would be a meeting of creditors on the 26th April 2011. The borrowers ability to meet the mortgage payments has been completely unaffected by the IVA and no payments have been missed since the IVA was logged. It is not known if the repayment vehicle has been affected, stated on the application to be PEP/Pension/ISA.
I
357	Remortgage	A	B	A	Risk	RISK.55	Title - Other Charges
Charge in favour of Paragon Personal Finance dated 27th March 2007 in the sum of 31326. They advised on the 10th October 2016 that they had commenced possession proceedings and that there was due to be a hearing in the Eastbourne County Court on the 25th October 2016. There are no further details on the system and the payments on this account have remained unaffected to date.
B
359	Purchase	A	B	A	Risk	RISK.63	Other Occupants
At the time of application in February 2006, the borrower stated that he was married but did not declare additional occupants on the application form. As such, there was no condition in the offer dated 7th April 2006 regarding additional occupants. It does seem reasonable to expect a spouse to live with her husband and if she has been resident since inception of the mortgage she may have occupancy rights given she has not signed the declaration acknowledging the rights of the lender under their mortgage.
B
360	Remortgage	A	B	A	Risk	RISK.30	BKO / IVA Post-Completion
Note of letter received from Official Receivers Mitchell Farrar on system (letter not seen) stating that an IVA has been approved for both borrowers in the Chelmsford County and Family Proceedings Court. No other details have been found on the system or file. There has been little affect on the borrowers ability to make the mortgage repayments except for direct debits having to be represented four times in 2014 and all other direct debit payments have been honoured to date. It is not known if the repayment vehicle has been affected.
B
361	Purchase	A	B	A	Risk	RISK.63	Other Occupants
The application form dated 13th March 2006 stated that the borrower was married although there were no other occupants declared. As such, there is no condition in the mortgage offer dated 21st March 2006 specifying that the spouse should sign the relevant disclaimer as an occupier.
B
361	Purchase	A	B	A	Risk	RISK.32	DWP payments
A payment of 118.36 is being paid four weekly by the DWP. This is current and has been on-going since November 2010. The shortfall has been made up by the borrower and the account is actually in credit in the sum of 1606.71. A capital repayment of 500 was made from the credit balance on 11th January 2017.
B
362	Purchase	A	B	A	Risk	RISK.37	Principal Borrower no longer resides
Principal borrower and sole earner at the time of application advised on the 9th May 2017 that he no longer resided at the property and gave an alternative correspondence address. The lender has been aware since February 2013 that the borrowers had split up and this has not had a detrimental effect on the borrowers ability to make mortgage payments to date although the direct debit was switched to the other borrowers name in February 2013.
B
365	Purchase	A	B	A	Risk	RISK.55	Title - Other Charges	Interim charging order in favour of Personnel Hygiene Services dated 6th October 2016 in the sum of 1061	B
365	Purchase	A	B	A	Risk	RISK.44	Lending into Retirement Issue
The term takes the sole borrower past normal retirement age to age 74 at the end of the term. There is no indication on the system or file that lending into retirement has been properly assessed. However, this is a repayment mortgage, the applicant is self-employed as a restaurant owner so presumably has staff who work for him and to date the payment profile has not been affected.
B
366	Purchase	A	B	A	Risk	RISK.35	Authorised Let
The property has been let with the lenders consent with effect from 2nd November 2016 for a period of 12 months. The relevant fee has been paid and the terms of the letting assessed. The borrower has provided a correspondence address and the payment profile has not been affected to date.
B
368	Purchase	A	A	A	Risk	RISK.30	BKO / IVA Post-Completion
Note on system dated 27th June 2011 from HS Business Recovery regarding bankruptcy. There are no other details on the system other than it is stated that details of the mortgage were sent. The borrower had previously rang on the 1st June 2011 to advise that he was having financial difficulties as he had been out of work. He had, however, advised that he was back in work and had proposed making over payments of 1000 per month. The borrower was employed at the time of application in March 2006 so it is assumed that the bankruptcy relates to personal and not business debt. There is a notice of bankruptcy on the HMLR search provided with the file which is dated 5th April 2011 showing county court as Cardiff and giving the reference number as PA 37277/11. There have been no payment issues since a direct debit was returned unpaid on 31st July 2014 but was repaid on representation 8 days later. It is not known if the original repayment vehicle, stated to be a PEP has been affected.
I
370	Remortgage	A	B	A	Risk	RISK.63	Other Occupants
The borrower stated on the application dated 2nd May 2006 that she was married with two dependant children. There were no other occupants over 17 declared and as such there was no condition on the mortgage offer dated 6th May 2006. There are no further notes on the file or system indicating why the spouse is not either a party to the mortgage or included in the application and offer as an additional occupant. As this is a re-mortgage and the spouse was resident at completion there may be an interest in the property unless a waiver was signed. There has been no affect on the payment profile to date.
B
371	Purchase	A	B	A	Risk	RISK.55	Title - Other Charges	Charge in favour of 30th January 2008 in favour of Nemo Personal Finance in the sum of 27295 Charge in favour of Blackhorse Limited dated 30th July 2007 in the sum of 22916	B
376	Purchase	A	B	A	Risk	RISK.05	Switched to IO - no repayment vehicle
Account was transferred to interest only in 2007 at the request of the borrowers.  There is no record on file stating the repayment vehicle which clearly represents a risk that no repayment strategy exists
B
377	Remortgage	A	B	A	Risk	RISK.55	Title - Other Charges	Charging Order dated 30th April 2013 registered in favour of Kemp Engineering & Surveying (Firm) for 1. Account currently performing and currently overpaid by 1145.28	B
377	Remortgage	A	B	A	Risk	RISK.37	Principal Borrower no longer resides
Note dated 22nd June 2015 advises that borrowers no longer together and that borrower 1 has moved out around 11 weeks previously.  Borrower 1 used to pay the mortgage but has cancelled the direct debit so no payments were made in May or June 2015.  The account was in credit at the time so had no adverse effect on the loan.  Correspondence address now held for borrower 1
B
379	Remortgage	A	B	A	Risk	RISK.55	Title - Other Charges	Second Charge registered dated 30th July 2007 in favour of Nemo Personal Finance for 18,000.	B
381	Purchase	A	B	A	Risk	RISK.05	Switched to IO - no repayment vehicle
Loan was originally set up on repayment but converted at the borrowers request on 25th November 2008.  There is no evidence of the repayment vehicle being agreed and therefore it cannot be confirmed that the repayment vehicle is acceptable
B
383	Purchase	A	A	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
Direct debit rejected 2nd March 2017 but collected successfully on 10th March 2017.  Account currently up to date.  5 attempts were made by lender during March 2017 to contact borrower but were all unsuccessful.  Reasons for missed payment are therefore not known.
B
384	Remortgage	A	B	A	Risk	RISK.55	Title - Other Charges	2nd Charge dated 25th September 2007 registered in favour of G E Money Home Finance Ltd for 21,250.	B
385	Purchase	A	B	A	Risk	RISK.55	Title - Other Charges
2nd Charge registered 3rd July 2006 in favour of Norton Finance UK Ltd for 10000.00  This did not adversely affect the conduct of the account at the time or since and the account continues to perform satisfactorily
B
385	Purchase	A	B	A	Risk	RISK.05	Switched to IO - no repayment vehicle
Loan was converted to interest only on 19th March 2007 at the request of the borrowers.  At the time no repayment vehicle was captured and it is therefore not known whether an acceptable repayment strategy exists and whether it is still on track to repay the mortgage
B
386	Purchase	A	B	A	Risk	RISK.33	True IOCS Hold Out Marker	Loan is flagged as FIO IOCS Holdout. Loan matures 2031.	B
386	Purchase	A	B	A	Risk	RISK.05	Switched to IO - no repayment vehicle
Mortgage transferred to interest only on 17th March 2009 at the request of the borrowers.  There is no evidence on file of the repayment vehicle and it is not therefore possible to determine if a suitable repayment strategy exists and whether it is currently on track to repay the loan
B
390	Purchase	A	B	A	Risk	RISK.55	Title - Other Charges	Charging Order dated 5th June 2017 registered in favour of Anglian Water for 0.00. The mortgage is currently overpaid and the June 2017 mortgage payment from DWP has been made as normal	B
390	Purchase	A	B	A	Risk	RISK.32	DWP payments
DWP payments commenced 11th February 2010 and still being received.  DWP payments currently received for 338.64 versus an expected CMS of 262.90.  DWP change letter received 15th June 2017 advising payments amending to 70.82 per week from 10th June 2017 which will still cover CMS
B
391	Purchase	A	B	A	Risk	RISK.20	Vulnerability - Mental health
Customer is suffering from Post Traumatic Stress Disorder and has been discharged from the army.  It is not known when this occurred but it is clear from the mortgage conduct that the loan went into arrears in August 2014 and at its peak reached 6 months.  DWP commenced payments in February 2015 and as a result the account was brought up to date and indeed is now in credit.  The borrower is awaiting a compensation payment from the army for his illness which by its nature is likely to be long term.
B
391	Purchase	A	B	A	Risk	RISK.32	DWP payments
DWP payments commenced 11th February 2015 and still being received.  DWP payments being currently received are received for 321.12 against contractual monthly payment of 262.94. Last MI12R completed 19th January 2017. Payments are being made due borrower suffering ill health as a result of post traumatic stress disorder from time in military.

B
392	Remortgage	A	B	A	Risk	RISK.05	Switched to IO - no repayment vehicle	Borrowers requested switch to interest only on 13th March 2008. At the time no repayment strategy was captured so it is not possible to determine whether a suitable repayment strategy exists.	B
392	Remortgage	A	B	A	Risk	RISK.55	Title - Other Charges
2nd charge dated 3rd February 2007 registered in favour of Southern Pacific Personal Loans Ltd for 21245
2nd charge dated 18th February 2008 registered in favour of White Label Lending Ltd for 53500.  Account suffered some minor arrears (maximum 2 payments) around February / March 2008 up to July 2009 but since then the account has been conducted satisfactorily and the account is currently overpaid
B
393	Purchase	A	B	A	Risk	RISK.55	Title - Other Charges	2nd Charge dated 13th March 2008 registered in favour of Future Mortgages for 21595. Mortgage payments were not affected at the time nor since and the account continues to perform well.	B
394	Purchase	A	B	A	Risk	RISK.36	Borrower whereabouts unknown
File note dated 9th June 2015 states that borrower 1 is no longer living at the property.  He was not willing to update his address details and advised all dealings should be through borrower 2. The last 12 months payments have been made with no problems.
B
397	Remortgage	A	B	A	Risk	RISK.66	Unauthorised Tenancy
Notes on file indicate that property was let without consent and a breach was noted on warnings screen on 22nd July 2016.  Several attempts were made to contact the borrowers and a consent to let was agreed on 4th July 2016.  PAD note dated 6th September 2016 advises that the borrowers are no longer wishing to let and are now selling.  No further updates are on file and so it is not clear whether the property is still being let.  in any event the account continues to perform well is and is up to date
B
397	Remortgage	A	B	A	Risk	RISK.37	Principal Borrower no longer resides	Borrower no longer resides. New address noted.	B
403	Purchase	A	B	A	Risk	RISK.44	Lending into Retirement Issue
Borrower 1 will be 72 at date of maturity.  The application does not capture his selected retirement age or retirement provisions so it is not possible to establish whether his income into retirement has been assessed. Overpayments are being made which imply affordability is not an issue.
B
405	Remortgage	A	B	B	Risk	RISK.19	Vulnerability - Severe or long term illness
Borrower 1 is suffering from Asthma, Arthritis, lung problems, memory loss, speech and brain problems which has resulted in him losing his business. He has been suffering from this for the past 5 years. A vulnerable customer marker has been placed on the account on 14th September 2015.  The account went 2 months in arrears as a result of the October 2015 and November 2015 payments being missed and DWP payments commenced in December 2015 which has slowly restored the account back to a credit arrears position.  DWP have been making payments of 480.00 versus a CMS of 460.54 from December 2015 to October 2016 and 480.00 against CMS of 416.17 from November 2016
B
405	Remortgage	A	B	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
Arrears commenced in October 2015 when both the October and November payments were not made.  DWP commenced payments in December 2015 and payments since then have slowly repaid the arrears by February 2017.  The DWP payment was not made in July 2016 but a double payment was subsequently made by them in August 2016.  Notes dated 15th December 2015 advise that Borrower 1 is suffering from Asthma, Arthritis, lung problems, memory loss, speech and brain problems which has resulted in him losing his business.  He has been suffering from this for the past 5 years.  A vulnerable customer marker has been placed on the account on 14th September 2015.  The account is currently 737.78 in credit and DWP payments are still being received regularly.
B
405	Remortgage	A	B	B	Risk	RISK.55	Title - Other Charges
Charging Order dated 24th July 2012 registered in favour of Hillesden Securities Ltd for 1.00
Charging Order dated 19th December 2013 registered in favour of Mr Arif Cassam for 1.00
In both instances the Orders did not have any effect on the conduct of the mortgage accounts as the 2 months arrears which arose on the account in October and November 2015 came as a result of borrower 1s illness and him losing his business.  The account is currently up to date and DWP payments are being received regularly
B
405	Remortgage	A	B	B	Risk	RISK.32	DWP payments	DWP payments commenced 10th December 2015 and still being received. Currently DWP payments of 480.00 are being received versus CMS of 413.47. MI12R Form last completed 24th November 2016	B
407	Purchase	A	B	A	Risk	RISK.55	Title - Other Charges	2nd charge dated 22nd September 2008 registered in favour of GE Money Home Finance Ltd for 16345. Loan was not affected at the time nor since and the account is up to date	B
408	Remortgage	A	B	B	Risk	RISK.55	Title - Other Charges
2nd charge dated 6th December 2007 registered in favour of Swift Advances plc.  There was no impact on the account at the time but there have been arrears in 2016 and late payments in 2017 but these are not related to the charge.
B
408	Remortgage	A	B	B	Risk	RISK.05	Switched to IO - no repayment vehicle
Account converted to interest only on 16th April 2008 at the request of the borrowers.  No repayment vehicle details were collected at the time and attempts to establish this subsequently with the borrowers have failed.  It is therefore not possible to establish whether a suitable repayment vehicle exists and on track to repay the loan
B
408	Remortgage	A	B	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
Direct debit payment rejected for July 2016 collected successfully 11th July 2016. Direct debit rejected August 2016, bank payment made 31st August 2016 to bring account up to date.  Over payments made by bank payment in September and October 2016 to bring account up to date.  Late payment for March 2017 paid 3rd April 2017.  Late payment for April 2017 made 12th May 2017 by bank payment.  PAD note dated 17th October 2016 advises that borrower 2 no longer self employed and has gone employed but on emergency tax code.  She is due tax rebate of 900 and will use this to restore account to credit.  Account now up to date and payments being received by bank payment
B
409	Purchase	A	B	A	Risk	RISK.37	Principal Borrower no longer resides	Neither Borrower is in residence as the property is under an agreed let.	B
409	Purchase	A	B	A	Risk	RISK.05	Switched to IO - no repayment vehicle
Loan was converted to interest only on 28th July 2008 at the request of the borrowers.  At the time no repayment vehicle was captured.  It is not therefore not possible to determine if a suitable repayment strategy exists.  It is noted however that consent to let was given to borrowers in May 2017 indicating that the property is being let
B
409	Purchase	A	B	A	Risk	RISK.35	Authorised Let
Consent to let was given to borrowers in May 2017 indicating that the property is being let.  Correspondence addresses are held for both borrowers and the account is well conducted and overpaid by 9975.74
B
410	Purchase	A	B	A	Risk	RISK.66	Unauthorised Tenancy
It is noted that there is a breach registered on the account for unauthorised letting.  There are no notes on file to determine how this was established or the circumstances surrounding the letting.  The correspondence address is the same as the security so it is not known if the borrower still resides at the property.  Despite this the mortgage account continues to be well conducted and is currently overpaid by 1691.23
B
413	Remortgage	A	A	A	Risk	RISK.30	BKO / IVA Post-Completion
Bankruptcy dated 1st February 2011 registered 6th April 2011.  No notes on file to indicate the reasons for bankruptcy.  Conduct of account not affected at the time or since and account continues to be conducted well.
I
414	Remortgage	A	B	A	Risk	RISK.30	BKO / IVA Post-Completion	Bankruptcy registered 5th June 2017. Circumstances unknown. Account is currently up to date so no effect so far on conduct of mortgage account.	B
414	Remortgage	A	B	A	Risk	RISK.37	Principal Borrower no longer resides
Notes on file dated 31st July 2014 relating to a breach and unauthorised letting.  A correspondence address is on file for the borrower.  Field agents report dated 8th January 2015 confirms property tenanted.  The mortgage account is currently up to date with payments being made regularly
B
414	Remortgage	A	B	A	Risk	RISK.66	Unauthorised Tenancy
Field agents report dated 15th January 2015 confirms property  tenanted with rent being paid directly to borrower at correspondence address.  Mortgage account is currently up to date with payments being received regularly
B
417	Purchase	A	B	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments	Partial payment made in July 2016 as a result of a reversed bank payment dated 7th July 2016 for 515.00. Account was up to date and therefore did not fall into arrears. Account currently up to date	B
417	Purchase	A	B	B	Risk	RISK.37	Principal Borrower no longer resides
Return mail indicator on account dated 2nd January 2013.  No correspondence on file so borrowers whereabouts unknown.  The account is currently up to date with payments being made regularly so no impact on mortgage account
B
417	Purchase	A	B	B	Risk	RISK.55	Title - Other Charges
Charging Order dated 5th January 2012 registered in favour of Dennis Edwin Murphy for 1.00.  Minor late payments on account ensued but account currently up to date with payments being received regularly
B
417	Purchase	A	B	B	Risk	RISK.36	Borrower whereabouts unknown
Return indicator on account dated 23rd February 2012.  Notes on file state that borrower has left the property and left his business partner in charge of things whilst he is away.  It is not clear from the notes if the property has an unauthorised tenant or not.  No impact on conduct of account and the account is currently up to date and payments being received regularly
B
421	Purchase	A	B	A	Risk	RISK.35	Authorised Let
Current Consent to let agreed 16th November 2016, Documentation completed and fees applied. Consent given for 12 months. Noted previous consent given 27th November 2009. Enquiry made re letting of property in 2011, no formal consent noted. Current payments made no adverse effect on payments. Noted correspondence address obtained for borrower.
B
424	Purchase	A	A	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
Direct Debit payment rejected 1st November 2016 in respect of DD made on 31st October 2016. DD taken on 2nd automated request 9th November 2016, subsequent payments made on time and no current arrears.
B
427	Remortgage	A	A	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
Direct Debit payment rejected 16th February 2017, DD paid on 2nd automated request 24th February 2017. This seems to be an isolated incident with previous and subsequent payments made on time. Noted previous overpayments under choices scheme from 2007 to 2008, a total overpayment of 3300, this was withdrawn by borrower on 24th June 2008. No arrears seen on loan.
B
428	Remortgage	A	B	A	Risk	RISK.55	Title - Other Charges	2nd Charge in favour of Black Horse Ltd, consent given. Previous arrears seen in 2009, all arrears cleared by 2012 current payments from October 2013 paid on time by DD. No adverse effect on loan.	B
431	Purchase	A	B	A	Risk	RISK.37	Principal Borrower no longer resides
Noted Consent to let granted by Lender in 2013, application requested to extend let received in 2014, lenders notes do not confirm any further consent granted. Noted correspondence address for Borrower 1, noted that borrower 2 recently deceased in February 2017. Awaiting Grant of Probate from solicitors as property Tenants in Common.
B
431	Purchase	A	B	A	Risk	RISK.34	Borrower Deceased
Noted original borrower 2 recently deceased 21st February 2017. Grant of probate requested from solicitors 27th June 2017 as property is held as Tenants in common, awaiting response. Loan has been transferred into sole name of Borrower 1. Noted that loan is paid up to date and no impact has been seen on the payment performance of the loan in the last few months since date of death.
I
431	Purchase	A	B	A	Risk	RISK.66	Unauthorised Tenancy
Noted consent to let expired on 30th September 2009, breach letter sent on expiry. Borrowers requested extension to consent in November 2014. No subsequent consent given, referral was made to switch to Buy to Let mortgage but not followed up. Noted Borrower 2 deceased February 2017 awaiting Grant of Probate as property is held as Tenants in Common.
B
436	Remortgage	A	B	A	Risk	RISK.55	Title - Other Charges	2nd charge consent granted in favour of Blemain Finance Limited 25th June 2008 for 17000 loan. No effect on loan repayments, loan paid to date.	B
440	Purchase	A	B	A	Risk	RISK.37	Principal Borrower no longer resides
Borrowers advised on the 11th November 2016 that the property was empty and a correspondence address provided. Borrower 2 advised that property has been empty for a few months and considering options of sale or let. Payments are currently being made and are up to date. No updates noted lender has not followed up to confirm if property still empty or let without consent. Current LTV approximately 63% .
B
441	Remortgage	A	B	A	Risk	RISK.19	Vulnerability - Severe or long term illness
Borrower advised of long tem disability in 2014, meaning that he will be unable to return to work. Noted DWP payments being made with borrower continuing to meet balance of payments due. Loan is repayment mortgage. Current overpayment on loan of 872.63.
B
441	Remortgage	A	B	A	Risk	RISK.32	DWP payments
Borrower advised of long tem disability in 2014, meaning that he will be unable to return to work. Noted DWP payments commencing October 2015 being made with borrower continuing to meet balance of payments due. No adverse effect on payments seen. Loan is a repayment mortgage
B
442	Purchase	A	B	A	Risk	RISK.37	Principal Borrower no longer resides
Lender provided consent to let on 3rd October 2013 which was renewed in 2014 and expired 13th May 2015. Further consent to let illustrations and fees provided to borrower prior to expiry but no further action noted from lender. Borrower still has correspondence address on file. Payments have continued to be met and no adverse impact on repayments seen.
B
444	Purchase	A	B	B	Risk	RISK.55	Title - Other Charges
Noted 2nd charge in favour of Tesco personal finance dated 14th January 2010. Borrower has maintained payments on the loan since that time and whilst late payments have been experienced since 2nd charge was registered, there are currently no arrears on the loan.
B
444	Purchase	A	B	B	Risk	RISK.30	BKO / IVA Post-Completion
IVA in favour of Grant Thornton approved 5th January 2011. Noted that borrower self employed and was experiencing delays and reduced income at that time. Borrower has maintained payments on the loan since that time and whilst late payments have been experienced since IVA there is currently no arrears on the loan.
I
444	Purchase	A	B	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
Borrower pays loan by bank payments rounding payments up to the nearest 5. Current expected payment is 321.50 with bank payment received of 325. In march a overpayment was seen on account of 99, however a late payment was received on 18th April for payment due on 31st March. Payment expected on 30th April was received 12th May. The payment due on 31st May was received partially on 27th June with the balance to bring the account up to date on the 29th June to include the June payment due the following day. the account is fully paid with a small overpayment of 4 seen.
B
445	Purchase	A	B	C	Payment Performance	PAY.02	Arrears likely to Increase
Previous late and missed payments seen in 2015 and 2016. Last payment received was 20th February 2017, no payment received for March to June 2017. Current arrears shown as 553.94. Borrower 2 is unemployed and suffering from mental health issues. Notes indicate that borrower is relying on financial support from family to meet outgoings. Last notes indicate that Borrower 1 is absent from property and not contributing to the loan. Notes from field agent instructed in November 2011 advises that property had tenants residing. Other buy to let properties are noted to be held with rents collected not being used to meet liabilities. Current loan to value is 95% with additional costs on possession this could mean a loss. It is possible that following Borrower 2 illness that some additional payment support may be received through benefits, but arrears are likely to increase in the interim timescale.
C
445	Purchase	A	B	C	Payment Performance	PAY.03	New arrears >1mth in past 12mths
Previous late and missed payments seen in 2015 and 2016. In the last 12 months, late payment was received in November and December 2016 with arrears cleared in January 2017. Last payment received was 20th February 2017, no payment received for March to June 2017. Current arrears shown as 553.94. Borrower 2 is unemployed and suffering from mental health issues. Notes indicate that Borrower is relying on family to meet outgoings. Last notes indicate that Borrower 1 is absent from property and not contributing to loan. Other buy to let properties believed to be held with rents collected not being used to meet liabilities. Notes from field agent instructed by Servicer in November 2015 advises that property had tenants residing.
B
445	Purchase	A	B	C	Risk	RISK.20	Vulnerability - Mental health
Borrower 2 is unemployed and suffering from mental health issues. Notes indicate that Borrower is relying on family to meet outgoings. Latest notes indicate that Borrower 1 is absent from property and not contributing to loan. The loan is currently in arrears with arrears likely to increase.
B
445	Purchase	A	B	C	Risk	RISK.37	Principal Borrower no longer resides
Latest notes indicate that Borrower 1 is absent from property, with trace address found in November 2015 they are not contributing to loan. Noted correspondence address for Borrower 2. Other buy to let properties noted to be held with rents collected not being used to meet liabilities. Current loan in arrears and likely to increase as Borrower 2 unable to work through illness. Notes from field agent instructed in November 2015 advises that property had tenants residing.
B
445	Purchase	A	B	C	Risk	RISK.66	Unauthorised Tenancy
Notes from field agent instructed in November 2015 advise that property had tenants residing. No payments are currently being received, last payment received in February. The loan is currently in arrears with arrears likely to increase.
B
454	Purchase	A	A	A	Risk	RISK.30	BKO / IVA Post-Completion	Noted proposed IVA with Grant Thornton meeting scheduled 11th May 2010. No further notes seen. No current impact on mortgage with current payments being made, no missed payments since December 2013.	I
455	Remortgage	A	A	A	Risk	RISK.30	BKO / IVA Post-Completion	Bankruptcy notice received 10th April 2010 for Borrower 2. No further information detailed in lenders notes. All current payments made up to date no current adverse effect on loan.	I
461	Purchase	A	B	A	Risk	RISK.55	Title - Other Charges	Further charge registered in favour of Kensington Personal Loans in April 2007.	B
462	Purchase	A	B	A	Risk	RISK.05	Switched to IO - no repayment vehicle	Conversion from repayment to interest only in June 2007. No evidence of repayment vehicle.	B
464	Purchase	A	B	A	Risk	RISK.66	Unauthorised Tenancy	Previously property was let without consent 2013. No letter or telephony activity in relation to this issue since 2013. Payments are being made and the account is up to date with no issues.	B
468	Remortgage	A	B	A	Risk	RISK.37	Principal Borrower no longer resides	Borrower asked to change his correspondence address in 2015 but no reason asked for by lender. Payments are up to date and no issues.	B
470	Purchase	A	B	A	Risk	RISK.55	Title - Other Charges	Two subsequent charges registered in favour of G E Money - June 2007 and 1st Credit Finance - March 2015.	B
471	Purchase	A	B	A	Risk	RISK.37	Principal Borrower no longer resides
Borrower 2 contacted Servicer in November 2016 to advise of a marital split with Borrower 1 having moved out of security address. There were some provisional discussions regarding various options with the advice given to seek independent financial advice. The Servicer has attempted to follow this up on numerous occasions but there has been no further contact from Borrower 2. In reality, risk is relatively low as payment record has been very good throughout marital dispute and there is now plenty of equity in the property.
B
477	Purchase	A	A	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
August 2016 payment made in September 2016. The Arrangement to Pay supported by full income and expenditure undertaken in May 2017. No payments made in March and April 2017. An ATP set up to clear. This is the 5th ATP agreed since March 2015. However, overall risk is low as mortgage is on a repayment basis and there is plenty of equity in the property, currently estimated at 36% Loan To Value.
B
483	Purchase	A	B	A	Risk	RISK.37	Principal Borrower no longer resides
The borrower asked for a lettings pack on 15th February 2013 but this was not returned so the lenders letting file was closed. Mail continued to be returned with the latest being the 17th September 2015 so it appears that the borrower may have let the property without permission. It is not known if he is now resident. Payments have been maintained to date.
B
483	Purchase	A	B	A	Risk	RISK.05	Switched to IO - no repayment vehicle
The mortgage was originally granted on a repayment basis. The mortgage was converted to an interest only basis at the request of the borrower on the 7th March 2008. There is no evidence on the system or the file to indicate that a means of repayment was proposed or discussed and as such there is no viable repayment vehicle known to the lender. No calls to establish the means of repayment have been attempted to date. The interest only payment has been maintained. The mortgage has 14 years until maturity.
B
484	Purchase	A	B	B	Risk	RISK.55	Title - Other Charges	Charge in favour of Midland Provincial Limited shown on Registers of Scotland but not on the lenders system	B
484	Purchase	A	B	B	Risk	RISK.03	Third Party Payments
Arrears of 7897.27 were paid by the borrowers spouse, who is not party to the mortgage, on 12th October 2016, having received a non-repayable gift from family. The eviction planned for the following day was cancelled and despite erratic payments since, the account is currently up to date.
B
484	Purchase	A	B	B	Payment Performance	PAY.03	New arrears >1mth in past 12mths
No payments were made at all in July and August 2016 and September 2016 direct debit collected 9th September 2016 was returned 12th September 2016 at which time the account was 14 months in arrears. Arrears were cleared in full in October 2016 through a third party whose details are not recorded. Since this date the direct debit collected 5th December 2016 was returned 6th December 2016, was further represented 14th December 2016 and returned 15th December 2016, being made up by card payment on 30th December 2016. Direct debits collected 6th February 2017 was returned 7th February 2017 and cleared by card 14th February 2017. Direct debit collected 18th April 2017 was returned 19th April 2017 and represented successfully 27th April 2017. Finally direct debit collected 15th May 2017 was returned 16th May 2017, but made up by bank payment on 30th May 2015. The direct debit for June 2017 has been honoured and the account is currently up to date.
B
484	Purchase	A	B	B	Risk	RISK.24	Vulnerability - Lack of English skills
Field agent met with the borrower on 19th September but her English was not good enough to conduct the interview. Son advised his elder brother was dealing with the account and would call the lender. The property had been on the verge of being repossessed before the borrowers spouse rang and all arrears paid by family in October 2016. The borrowers lack of English skills may be hampering the borrowers ability to deal with the arrears situation and it does put it doubt the borrowers declared income of 120,000 at the time of application.
B
484	Purchase	A	B	B	Risk	RISK.63	Other Occupants
At the time of application in 2006, the borrower stated on the application form that she was separated. Although that may have been the case at the time, it is evident from an inbound call in October that she is now married. Her spouse advised that the account was in arrears due to them both being unemployed for over 12 months. He has also advised that their four sons had returned to the property and would be helping out with payments.
B
489	Remortgage	B	B	A	Collections and Servicing	COLL.07	Other servicing issue
The principal borrower confirmed on the 25th May 2017 that the property was let and as such neither borrower resides in the mortgaged property. There is a correspondence address on the system for the second borrower but the principal borrower was not asked to provide a correspondence address. His address remains the mortgaged property on the system although he is not living there. Monthly repayments have not been affected to date.
B
489	Remortgage	B	B	A	Risk	RISK.36	Borrower whereabouts unknown
It would appear from the system notes that the property may have been let from as far back as 2012 and the principal borrower has confirmed as recently as 25th May 2017 that the property is let without consent. There is a correspondence address for the second borrower but the lender has failed to establish a correspondence address. Payments are still being made but there is no current address on file for the principle borrower.
B
489	Remortgage	B	B	A	Risk	RISK.66	Unauthorised Tenancy
Inbound call noted 25th May 2017 from second borrower who had already advised that she has moved out and she has provided a correspondence address. She advised that the principal borrower is letting the property. This is supported by the fact that a tenant had rung in as far back as 11th December 2012 so it may transpire that the property has been let for a considerable period of time. The principal borrower rang in on the 7th June 2017 advising that he wishes to remove the other borrower from the mortgage. He confirmed that the property is being let. Monthly payments are being maintained to date
B
489	Remortgage	B	B	A	Risk	RISK.63	Other Occupants
Inbound call as far back as 2012 indicated that the property was let at that time. The principal borrower confirmed on the 25th May 2017 following the second borrower calling in to advise on the same day. Monthly payments are being maintained to date
B
489	Remortgage	B	B	A	Risk	RISK.05	Switched to IO - no repayment vehicle
Switch to Interest Only in 2008. The principal borrower advised on the 25th May 2017 that he would be looking to sell or re-mortgage the property in order to repay the mortgage. It had been stated on the application form dated 4th September 2009 that there was an investment vehicle in place. Either this has been cancelled, lapsed or did not actually exist in the first place. Payments of interest are being maintained.
B
491	Purchase	A	A	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
Erratic payments with a history of over and underpayments made by direct debit and bank card throughout the course of the last 12 months. However, the arrears  have not increased by over 1 month at any time in the last twelve months. Payment profile suggests arrears are likely to remain static. Reason for arrears appears to be financial mis-management over a considerable period of time. The account remains one month in arrears.
B
492	Purchase	A	B	A	Risk	RISK.41	Complaint (not PPI)
Complaint received and rejected 3rd January 2017. The borrower claimed that under his mortgage contract he had four weeks after the payment was due to make the payment and as he made payments via his bank he cannot be held responsible if the lender cannot collect the payments on time. Complaint not upheld and not on-going. The borrower has made numerous complaints of this nature over the last two years, none of which have been upheld.
B
496	Purchase	A	B	A	Risk	RISK.44	Lending into Retirement Issue
Borrower 1 will be 73 when mortgage matures.  Application form does not ask for retirement plans so it is not possible to establish if the loan will take borrower beyond his retirement age and if income into retirement has been assessed if applicable. The last 12 months payments have been made with no issues.
B
497	Purchase	A	B	A	Risk	RISK.55	Title - Other Charges
Charging Order dated 14th May 2014 registered in favour of Tesco Personal Finance for 1.00.  There has been no adverse effect on the conduct of the mortgage account either at the time or since and the account is currently overpaid by 9674.96
B
500	Purchase	A	B	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
No bank payment received for November 2016.  Bank payment was received on 6th December 2016 to make up for lost payment.  As the account was in credit at the time no arrears accrued.  Issue appears to be that payments were being received late.  Case note dated 20th December 2016 confirms direct debit now been set up.  The account is currently up to date and in credit by 504.40
B
500	Purchase	A	B	B	Risk	RISK.66	Unauthorised Tenancy
Case notes dated 18th July 2016 advise property is now an unauthorised let.  There are no notes on file to state how this information was obtained. There are further notes on file dated 25th August 2016 stating that Croydon Council are about to issue a Selective Licence.  There is no correspondence address on file other than the security so it is not possible to establish whether the borrower still resides at the property or who the current occupant is.  The mortgage account continues to be paid and is currently overpaid by 504.40
B
504	Purchase	A	B	A	Risk	RISK.37	Principal Borrower no longer resides
There is currently a returned mail marker on the account and has been since 25th June 2013.  We do not have an alternative correspondence address for the borrower so it is not possible to know whether the borrower still resides in the property or what the properties current occupancy status is.  In any event the account is currently up to date and payments are being received regularly
B
506	Purchase	A	B	A	Risk	RISK.37	Principal Borrower no longer resides
Notes on file dated 30th June 2016 indicate that the lender is currently processing a Consent to Let application for the borrowers.  Correspondence address is held for borrowers so whereabouts are known.  The account continue to perform well and is currently overpaid by 400.68
B
507	Remortgage	A	B	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
Direct debit dated 15th February 2017 rejected and card payment made 16th February 2017 to restore account.  Notes on file dated 16th February 2017 advise payment rejected due to unexpected event.  Account is now up to date and payments being received regularly
B
507	Remortgage	A	B	B	Risk	RISK.35	Authorised Let	The borrowers have been granted Consent to Let on 9th February 2017 for a 12 month period. Admin fee 1250 added to the mortgage balance. Payments being made and account is up to date.	B
508	Purchase	A	A	A	Risk	RISK.30	BKO / IVA Post-Completion
Bankruptcy order registered 17th May 2010 in name of borrower 1.  There were some minor arrears at the time the bankruptcy was registered but these have since been cleared and conduct of the account in past 3 years has been generally good.  The account is currently up to date with payments being made regularly
I
509	Purchase	A	B	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
No bank payment received in January 2017.  At the time the account was  in credit by 147.12 so the missed payment did not amount to a months payment arrears.  2 bank payments were received in March to bring the account up to date.  There are no notes on file to explain the reason for the arrears. Payments have since been made regularly and the account is currently 344.53 in credit.
B
509	Purchase	A	B	B	Risk	RISK.06	Loan maturing in under 5 years not correctly managed
Loan matures November 2018. Interest only letters sent June, August and September 2013.  There is a file note dated 19th March 2015 which advises that Borrower 1 has left the country and is no longer contactable. No 3 year letter seen. The interest only warning was evidenced on the annual April statement.
B
509	Purchase	A	B	B	Risk	RISK.36	Borrower whereabouts unknown
File note dated 19th March 2015 indicates Borrower 1 has left the property and is now abroad and un-contactable.  Borrower 2 is still at the property and making payments but no current telephone number details are held.  The account is currently up to date and overpaid by 344.53
B
509	Purchase	A	B	B	Risk	RISK.55	Title - Other Charges
Charging Order dated 28th November 2013 registered in favour of Marlin Europe Ltd for 1.00  The event does not appear to have had a detrimental effect on the loan and other than some minor arrears in the last 3 years, the account has been generally well conducted and is currently up to date and overpaid by 344.53
B
510	Remortgage	A	B	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
Direct debit on 1st February 2017 was rejected and successfully re-collected on 9th February 2017.  All payments since have been received and the account is currently up to date.  There are no notes on file to indicate the reasons for the rejected payment
B
510	Remortgage	A	B	B	Risk	RISK.05	Switched to IO - no repayment vehicle
Loan switched to interest only on 12th May 2009 at the request of the borrower.  No repayment vehicle details were taken at the time and no notes on file since to indicate if a suitable repayment vehicle exists and is on track to repay the loan
B
510	Remortgage	A	B	B	Risk	RISK.06	Loan maturing in under 5 years not correctly managed
Loan maturing November 2021. No case notes on file to indicate any discussions with borrower regarding their current repayment plans. Annuals statement seen to contain warnings. No Interest Only letters sent since August 2015.
B
510	Remortgage	A	B	B	Risk	RISK.30	BKO / IVA Post-Completion
IVA registered 31st July 2014.  No detrimental impact on the account either at the time or since.  There was a rejected direct debit in 2017 but this was as a result of a period of ill-health and not related to the IVA.  The account is currently up to date and payments being received regularly
B
510	Remortgage	A	B	B	Risk	RISK.33	True IOCS Hold Out Marker	Loan is flagged as FIO IOCS Holdout 7th August 2015. Loan matures 2021. No Interest Only letters sent since August 2015.	B
514	Remortgage	A	B	A	Risk	RISK.55	Title - Other Charges
2nd Charge dated 19th March 2007 registered in favour of Future Mortgages for 21000.00.  2nd Charge dated 27th April 2007 registered in favour of Blackhorse Ltd for 20000.00.  Account did suffer arrears in 2008 when they reached approximately 5 payments.  These were largely cleared by a bank payment received on 30th September 2008.  More latterly the conduct of the account has improved and the account is now performing and 21057 in credit
B
515	Remortgage	A	B	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
Borrower is currently making payments as a card payment.  The monthly payments are due on the last day of the month and it would appear the borrower is making late payments which fall into the following month.  November 2016 payment was made 5th December, December 2016 payment was made 5th January 2017 and January 2017 payment was made 31st January 2017 bringing the account up to date at that point.  April 2017 payment was made 1st May 2017 and May 2017 payment was made 30th May 2017 bringing the account back up to date at that point.  June 2017 payment is outstanding at the time data was extracted
B
515	Remortgage	A	B	B	Risk	RISK.55	Title - Other Charges
2nd Charge dated 14th January 2014 registered in favour of Equifinance for 27995.  This has not had a detrimental effect on the account and the worst arrears in last 3 months is 1 month in arrears.  The account is currently less than 1 payment in arrears due to payments due at the end of the month being made early in the following month
B
520	Purchase	A	B	A	Risk	RISK.44	Lending into Retirement Issue
Borrower will be 74 when loan matures.  Application form does not capture customers retirement plans and therefore it is not possible to confirm if income into retirement has been fully assessed.  It is noted that the account is 90698 in credit
B
520	Purchase	A	B	A	Risk	RISK.41	Complaint (not PPI)	Complaint received from customer 25th July 2016 relating to a delayed start for her payment holiday. Complaint upheld 11th August 2016 and cheque for 100.00 redress and letter sent to customer.	B
521	Remortgage	A	B	A	Risk	RISK.30	BKO / IVA Post-Completion
Bankruptcy registered 28th November 2008 in name of borrower 1.  There has been no detrimental effect on the conduct of the account either at the time or since.  The account is currently up to date with payments being received regularly
I
521	Remortgage	A	B	A	Risk	RISK.55	Title - Other Charges	2nd Charge dated 24th May 2007 registered in favour of G E Money Home Finance Ltd for 22850. No impact of loan performance either at the time or since. Account currently up to date	B
525	Purchase	A	B	A	Risk	RISK.13	Interest Only at Origination - Repayment Vehicle Issue
Non-broker case and set up initially on interest only.  Repayment vehicle not stipulated.  Notes on file dated 19th July 2013 confirm conversation with customer who asked for a quote on part interest only and part repayment.  No evidence that the account was ever converted so it is not possible to confirm if a suitable repayment vehicle exists.  It is further noted that there are only 2 years to maturity.
B
526	Purchase	A	B	A	Risk	RISK.36	Borrower whereabouts unknown
It appears from the case notes that borrower 1 does not live at the property.  Case notes dated 11th May 2017 state that the annual mortgage statement was returned marked gone away for borrower 1 who was having mail sent to a correspondence address.  It is therefore not clear where borrower 1 now resides. This has not had an impact on payments. Payments are being made and the account is up to date.
B
528	Purchase	A	B	A	Risk	RISK.37	Principal Borrower no longer resides
Consent to let was originally granted 16th December 2011.  File note dated 16th January 2013 states customer has now advised that the property is empty and no longer requires consent to let.  It is not clear from notes what the customers intentions are for the property but a valid correspondence address is held. No notes held after January 2013. The Borrower is paying and no indications of problems.
B
529	Purchase	A	B	A	Risk	RISK.37	Principal Borrower no longer resides
There is a returned mail marker on the account dated 14th May 2008.  There is a current correspondence address held for customer.  It is not clear from the notes what the current occupancy details are.  A further note on file dated 11th July 2015 states borrower is a commercial customer with buy to let properties.
B
529	Purchase	A	B	A	Risk	RISK.55	Title - Other Charges
2nd charge registered 23rd May 2007 in favour of Southern Pacific Personal Loans Ltd for 59050.  The Land Registry search refers to a second charge in favour of Mortgage Funding 2008 - 1 plc which does not appear on screen SEC07 and it is assumed that this entry relates to the Southern Pacific charge.  At the time of registration arrears began to accrue and reached a peak of 3 months in August 2007.  These were eventually cleared by bank payment in January 2008 and the account has been largely well conducted since.  The account is currently up to date
B
531	Purchase	A	B	A	Risk	RISK.55	Title - Other Charges
2nd charge registered 24th May 2007 in favour of G E Money Secured Loans Ltd for 18112.  This charge appears on SEC07 but does NOT appear on Land Registry search.  2nd charge registered 3rd December 2007 in favour of Swift Advances Ltd for 18097.  This charge appears on Land Registry search.  There was no initial detrimental impact on the account of either charges at the time of registration.  However, in 2011 litigation commenced when the account reached 3 payments in arrears.  In the past 3 years the worst arrears situation reached 2 months and currently the account is up to date.
B
532	Remortgage	A	B	A	Risk	RISK.37	Principal Borrower no longer resides	Correspondence address was amended in 2011 but no notes as to why. No further details since. Payments are being made and the account is up to date with no arrears.	B
534	Purchase	A	A	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
Card payment of 400.00 made 22nd July 2016 versus contractual payment of 968.09. This left the account 3,039.07 in arrears. The account has been up to 3 months in arrears over the past 36 months and the reason given by the field agents report dated 11th May 2016 is that the customer has been out of work.  He is now back at work and card payments of 1,000.00 in August 2016, 2,000.00 made in September 2016 and 2,910.80 in October 2016 cleared the arrears. Account now currently up to date and payments being received by direct debit.
B
535	Purchase	A	B	A	Risk	RISK.36	Borrower whereabouts unknown
There is a returned mail indicator on the account dated 18th May 2012 when mail was returned marked gone away.  There is no correspondence address other than the security so it is not known if the whereabouts of customer is known.  No notes on file to indicate any attempts to trace the customer but no further items of mail appear to have been returned
B
538	Remortgage	A	B	A	Risk	RISK.44	Lending into Retirement Issue
Borrower will be 74 upon loan maturity.  There are no notes on application to state the customers retirement plans so it is not possible to establish if income into retirement has been fully assessed.  It is noted that the borrower has her own property management business so it would be feasible for her to continue past normal state retirement age if she chose to do so. All payments for the last 12 months made.
B
540	Purchase	A	B	A	Risk	RISK.37	Principal Borrower no longer resides
Borrower changed his correspondence address in 2010 but no reason was given. In 2013 he was late with a payment and advised that his tenants were late in paying him. He does have other BTL properties with the lender so the indications are that this is an unauthorised let as there are no notes agreeing to a consent to let. No further action has been taken and borrower is paying and the account is up to date.
B
540	Purchase	A	B	A	Risk	RISK.66	Unauthorised Tenancy
Borrower changed his correspondence address in 2010 but no reason was given. In 2013 he was late with a payment and advised that his tenants were late in paying him. He does have other BTL properties with the lender so the indications are that this is an unauthorised let as there are no notes agreeing to a consent to let. No further action has been taken and borrower is paying and the account is up to date.
B
545	Purchase	A	A	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
Direct Debit for November 2016 returned unpaid due to insufficient funds in bank account. The direct debit was paid in December 2016 on first representation made. No reason was given. Direct Debit for April 2017 was returned unpaid due to insufficient funds in bank account. The borrowers advised that it was due to being on holiday. The payment was brought up to date immediately by debit card within the month. No issues since.
B
547	Purchase	A	B	A	Risk	RISK.44	Lending into Retirement Issue
There is no evidence that the borrower was fully assessed as to their ability to afford the payments into retirement at the time of the application. The borrower will be aged 75 at maturity and was a self employed property developer at the time of the application so it would have been feasible to continue with this occupation into retirement. The account is Repayment and well conducted with no history of arrears.
B
548	Purchase	A	B	A	Risk	RISK.32	DWP payments
DWP payments started in 2012 and borrower was previously overpaying. DWP are currently paying 480.00 and borrower is paying 50.00. Latest DWP MI12R completed 9th June 2017. In March borrower advised that he has just started a business a which may change the amount of DWP payments received. Account is currently 9,639.06 in credit.
B
550	Remortgage	A	B	A	Risk	RISK.35	Authorised Let
Consent to Let was granted in 2015 and has been renewed for a further 12 months from 4th August 2016. Borrower 2 has been working abroad. Borrowers will consider moving back into property when Borrower 2 returns. We have details of the correspondence address.  Account is up to date with agreed overpayments being made. No issues recorded.
B
552	Purchase	A	B	A	Risk	RISK.05	Switched to IO - no repayment vehicle
The account was switched to Part repayment and Part Interest only in May 2013. 38,346.05 was on interest only and 38,000 endowment. There is no evidence of a repayment vehicle for the interest only part and no response to the Interest Only campaign with the latest communication by telephone in March 2017. No overpayments are currently being made.
B
552	Purchase	A	B	A	Risk	RISK.38	Joint Borrower no longer resides
The Borrowers separated in 2007 and requested an application for a transfer of equity into the sole name of Borrower 1. There has been no further update to this but all communication since has been with Borrower 1. Borrower 1 did advise in 2012 that he has no further contact with Borrower 2.
B
553	Purchase	A	B	A	Risk	RISK.55	Title - Other Charges	Notice of home rights registered in favour of Warren Cliff Sanders on 16th September 2016.	B
554	Remortgage	A	B	A	Risk	RISK.38	Joint Borrower no longer resides
During a Field Agent visit in 2014 they were advised that the Borrowers separated in 2014 and Borrower 1 left the property. Borrower 2 is now paying the mortgage payments and in 2014 were advised that her son and sister in law live in the property with her. There are no up to date contact details for borrower 1 but the lender has been advised that she does have details if required.
B
554	Remortgage	A	B	A	Risk	RISK.32	DWP payments
DWP payments started in 2014 when Borrowers separated and Borrower 1 left the property. Borrower 2 could not work as she looked after her daughter. The balance of the payments were made by borrower 2. The payments stopped in August 2016 and full payments now paid by borrower. No issues since.
B
554	Remortgage	A	B	A	Risk	RISK.63	Other Occupants
The lender was advised in 2014 that following the borrowers separation from Borrower 1, Borrower 2s son and sister in law were living in the property and help contribute to household expenses. Mortgage payments are up to date.
B
556	Purchase	A	A	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments	Direct debits for November 2016 and December 2016 were returned but paid on representation. No reason given and no issues since.	B
558	Remortgage	A	B	A	Risk	RISK.36	Borrower whereabouts unknown
Correspondence from 2015 and 2017 has been returned to sender marked gone away. The borrowers correspondence address on the system is the borrowers previous address and has never been amended from inception of the account. The title search shows the borrowers address as Crown House The Village Ewhurst Cranleigh Surrey GU6 7PG. This is not noted on the lenders records. There is no evidence of the lender trying to trace the borrower but the account is up to date and has never had any arrears.
B
562	Purchase	A	B	A	Risk	RISK.37	Principal Borrower no longer resides	Borrower advised of new correspondence address in 2014. No further details. Account is performing and no issues noted.	B
565	Purchase	A	B	A	Risk	RISK.55	Title - Other Charges	Charge registered in favour of Paragon Personal Finance Limited dated 18th December 2007 for 26295.	B
567	Purchase	A	A	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
The borrowers pay by debit card. July 2016 payment was missed and brought up to date in September 2016. The reason for the missed payment was mismanagement of finances due to reduced income with borrower 2 being off sick at the time. January 2017 was paid in February 2017. The reason being borrowers forgot as Borrower 2 went into labour. The payments have been made on time since and no further cause for concern.
B
571	Purchase	A	B	A	Risk	RISK.37	Principal Borrower no longer resides	In August 2015 the correspondence address was changed but no reason given. Account is performing and is up to date.	B
574	Purchase	A	B	A	Risk	RISK.44	Lending into Retirement Issue	Borrower will be 71 at maturity. He was a self employed property developer at origination and this would be acceptable in view of occupation.	B
574	Purchase	A	B	A	Risk	RISK.55	Title - Other Charges	Interim Charging Order registered in favour of SIG Trading Limited dated 13th August 2014. This is on the lenders system and not the Land Registry search.	B
575	Remortgage	A	A	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments	February 2017 and March 2017 payments missed but overpayment made in April 2017. Borrower is overpaying and no arrears recorded. Account is 1457.80 in credit.	B
577	Purchase	A	B	A	Risk	RISK.05	Switched to IO - no repayment vehicle	Switched to interest only the month after completion. No defined repayment vehicle. Change at customers request.	B
577	Purchase	A	B	A	Risk	RISK.32	DWP payments	DWP payments have been made in full for the past 3 years. There is no evidence to confirm they are likely to stop. Account is currently 18684.30 in credit.	B
578	Purchase	A	B	A	Risk	RISK.35	Authorised Let	Consent to let renewed 8th February 2017. Account performing.	B
580	Remortgage	A	A	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
Direct debits for October 2016 and April 2017 recalled but payments made in same month by card payment. No reason given. There is a history of missed direct debits but payments are brought up to date. Account is in credit.
B
580	Remortgage	A	A	B	Risk	RISK.30	BKO / IVA Post-Completion	Borrower was declared Bankrupt on 28th June 2011. There is no note of a discharge date on file. The account is currently performing and is in credit.	I
584	Purchase	A	B	A	Risk	RISK.63	Other Occupants
Whilst borrower declared as single at date of application, an enquiry was made 5th October 2016 to add spouse to mortgage. Borrower advised of process, but no further action taken. Potential occupancy rights issue.
B
586	Remortgage	A	B	B	Risk	RISK.05	Switched to IO - no repayment vehicle
Loan was switched to interest only on 31st Mar 2009. At the time the repayment vehicle was unknown. Servicer system shows the repayment vehicle as interest only with no defined repayment vehicle. There is no evidence of any recent interest only campaign or other attempt to verify the repayment strategy being carried out. As such therefore the current repayment strategy has not been verified.
B
586	Remortgage	A	B	B	Risk	RISK.55	Title - Other Charges
Final charging orders in favour of Lloyds Bank PLC dated 25th August 2015 and 12th February 2015. There are no cash values attributed to these charging orders. They are reflected on lender systems, but there are no charges showing on land registry extract dated 27th July 2017 other than the lenders own charge.
B
586	Remortgage	A	B	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
Direct debit for 10th August 2016 was returned 11th August 2016. This was successfully represented on 19th August 2016. In addition direct debit on 10th October 2016 was returned 11th October 2016 and payment brought up to date by way of a card payment on 21st October 2016. There was no reason for these direct debit returns recorded despite requests from servicer for same. Loan up to date and no other issues since.
B
590	Remortgage	A	B	A	Risk	RISK.55	Title - Other Charges
Land registry title extract dated 27th July 2017 indicate that a second charge is registered in favour of Prestige Finance Ltd dated 30th May 2014. Stated loan with second charges was to be 32313. Purpose unknown.
B
592	Purchase	A	B	A	Risk	RISK.66	Unauthorised Tenancy
Consent to let agreed 26th May 2016 and expired 25th May 2017. Warning letter sent 26th June 2017 of current status being of an unauthorised letting, and system notes indicate that if no reply received then they will execute 2nd stage of Unauthorised Letting process. Mail has been returned 11th May 2017 - mortgage statement and 11 month consent to let review letter. The only correspondence address held for the borrowers is the security address and in the absence of any response and the returned mail the current occupancy is unclear.

B
592	Purchase	A	B	A	Risk	RISK.36	Borrower whereabouts unknown
Mail has been returned 11th May 2017 - mortgage statement and 11 month consent to let review letter. The only correspondence address held for the borrowers is the security address and in the absence of any response and the returned mail the current occupancy is unclear. Property previously under an authorised letting from 26th May 2016, which expired 25th May 2017.
B
593	Remortgage	A	B	B	Risk	RISK.32	DWP payments
DWP payments received since 1st April 2015 due to unemployment, with borrower meeting shortfall in contractual monthly payment separately until April 2016, at which time DWP payments reduced and there was a shortfall each month of 27.39. From September 2016 contractual monthly payment reduced such that payments being made by DWP of 168.00 and borrower of 28.24 are adequate to meet the contractual payment of 188.59. Note two DWP payments received in March 2017. DWP payments further reduced to 161.14 from June2017, but borrower payment of 28.24 still adequate to meet shortfall in contractual payment.
B
593	Remortgage	A	B	B	Payment Performance	PAY.05	Account in Credit - Payment Missed/Partial Payments
Due to reduction in level of DWP payments from April 2016, there was a shortfall each month of 27.39 despite the borrower making payments of 28.24 to the mortgage. From September 2016 contractual monthly payment reduced such that payments being made by DWP of 168.00 and borrower of 28.24 are adequate to meet the contractual payment of 188.59. Note two DWP payments received in March 2017. DWP payments further reduced to 161.14 from June2017, but borrower payment of 28.24 still adequate to meet shortfall in contractual payment. Account remains in credit by 320.00 at 30th June 2017.
B
595	Remortgage	A	B	A	Risk	RISK.32	DWP payments
DWP payments commenced 7th April 2016. Borrowers were meting shortfall in monthly contractual payment and DWP contribution from that date. Payments by DWP were 228.88 per month with the borrower meeting shortfall in the contractual payment with payments of 357.20 from September 2016 until June2017. In June 2017 there were 2 DWP payments of 192.69 and 206.91, with borrower making payment of 370.00. On-going DWP payments confirmed at 53.93 per week or 215.72 per period. Servicer has advised that borrower required to meet shortfall of 370.31 from July 2017.
B
598	Remortgage	A	B	A	Risk	RISK.05	Switched to IO - no repayment vehicle	Switched to interest only 10th June 2008. No evidence of any repayment vehicle being detailed at he time.	B
600	Remortgage	A	B	A	Risk	RISK.55	Title - Other Charges
The land registry title extract dated 26th July 2017 highlights a change in priority of charges following the registration of lender charge on 25th April 2007. A prior charge in favour of Lloyds Bank PLC which was registered 13th September 2002 was altered to rank it second behind the current lenders charge. This variation was made by a deed dated 29th March 2016, which placed the priority of charges as the lender raking first and Lloyds Bank PLC ranking second.
B
602	Purchase	A	B	A	Risk	RISK.55	Title - Other Charges
Land registry title extract dated 1st August 2017 highlights 2 second charges registered subsequent to the lender charge. The first is in favour of Glasgow City Council dated 22nd September 2010 in respect of payment of repairs grant to the value of 1264.06 under he Housing Act Scotland 1987. The conditions of the charge are to be observed for 5 years from 24th November 2009. The second is also in favour of Glasgow City Council date 23rd February 2011 in respect of payment of repairs grant to the value of 17136.07 under the Housing Act Scotland 1987. The conditions of the charge are to be observed for 5 years from 11th August 2010.
B
603	Purchase	A	B	A	Risk	RISK.05	Switched to IO - no repayment vehicle
Loan was switched to interest only on 14th March 2008. At the time the repayment vehicle was unknown. Servicer system still shows the repayment vehicle as unknown. There is no evidence of any interest only campaign action by phone or letters and therefore the current repayment strategy has not been verified.
B
605	Purchase	A	B	A	Risk	RISK.63	Other Occupants
Borrower declared to be married on the application. However, no other occupants declared on the application and there is no occupancy conditioning on the mortgage offer. Potential occupancy rights issue.
B
609	Remortgage	A	B	A	Risk	RISK.36	Borrower whereabouts unknown
It was stated on 22nd August 2013 in a system note that borrowers were separated and title being switched into sole name of borrower 2. However, there is no indication as to the whereabouts of borrower 1 following the separation and the correspondence address for both borrowers still shows as that of the security.
B
609	Remortgage	A	B	A	Risk	RISK.37	Principal Borrower no longer resides
It was stated on 22nd August 2013 in a system note that borrowers were separated and title being switched into sole name of borrower 2. Indications are therefore that borrower 1 no longer resides at the security. It is indicated from system notes that borrower 2 resides at security solely.
B
610	Purchase	A	A	B	Payment Performance	PAY.05	Account in Credit - Payment Missed/Partial Payments
Account was in credit by 22495.68 as at 31st May 2017. Direct debit paid of 680.60 on 1st June 2017 was returned 2nd June 2017, but represented successfully 12th June 2017. Credit balance now 22964.34 as at 30th June 2017. There are no notes detailing why the direct debit was returned initially. Servicer attempted to call borrower 3 times on 5th June, 9th June and 13th June 2017 to discuss, but as represented successfully no further action taken. This has had no detrimental impact on payments.
B
614	Purchase	A	B	A	Risk	RISK.63	Other Occupants
Noted in telephone conversation with borrower dated 12th March 2014 that wanted spouse added to mortgage and direct debit set up in spouse name. Servicer provided details of transfer to joint names, but advised that until done, direct debit had to be in borrower name. Potential occupancy rights issue if the spouse has indeed been contributing towards the mortgage and is residing still.
B
616	Remortgage	A	B	A	Risk	RISK.37	Principal Borrower no longer resides	Both borrowers last known whereabouts are recorded and were noted in October 2012. No indication of any further change to the address.	B
616	Remortgage	A	B	A	Risk	RISK.66	Unauthorised Tenancy
Unauthorised letting breach letters sent firstly on 3rd August 2015 and second breach letter on 25th August 2015. Indication are this has been let since address amendment filed October 2012. No further indication of attempt to verify current occupancy of the property.
B
617	Remortgage	A	A	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
This is a technical issue due a direct debit in July 2016 being manually rejected on 29th July 2016 for 357.68, but not posted to the account until 15th November 2016. As the original payment in July 2016 had already been made up in same month by card payment the account had appeared to be in credit until the adjustment was made in November 2016. Net effect was to return loan for zero arrears and no credit balance. Reason for original direct debit return unknown.
B
618	Remortgage	A	B	A	Risk	RISK.55	Title - Other Charges	Land registry title extract dated 26th July 2017 highlights the presence of a second charge dated 2nd July 2007 in favour of Lloyds Bank PLC for 42000, although purpose unknown.	B
622	Purchase	A	A	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
Direct debit of 791.35 paid 3rd August 2016, returned 4th August 2016, but represented successfully 12th August 2016. Borrower was chased for explanation, but as successfully represented, the servicer did not persist in this matter. All payments since okay and no indication of any other payment issues. Historically there have been returned direct debits and on each occasion the reason given was not transferring adequate funds in time. No impact on account overall.
B
625	Purchase	A	B	B	Risk	RISK.55	Title - Other Charges
Title search dated 27th July 2017 shows two different charges, a charge dated 26th august 2009 in favour of Clydesdale Bank PLC and an equitable charge created by an Interim Charging order of the County  Court at King s Lynn dated 21st Nov 2014.
B
625	Purchase	A	B	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
The direct debit due on the 30th June 2016 was rejected and paid by card on the 20th July 2016. Also the one due on the 31st July 2016 was paid with card on 5th August 2016 . Borrower explained the direct debit was cancelled by he had not given the cancellation instructions. Since August all the payments are been made by direct debit again with no issues since. Previous arrears in the last 36 months were due to reduce income.
B
626	Remortgage	A	B	A	Risk	RISK.55	Title - Other Charges	A second charge registered on 02nd September 2010 in favour of Mortgage Funding 2008.1 PLC.	B
626	Remortgage	A	B	A	Risk	RISK.44	Lending into Retirement Issue
Borrower 1 will be 72 at date of maturity and Borrower 2 68. Borrower 1 owns a dog spa business . Unclear whether borrower would be able to continue business beyond retirement age. Loan in repayment expiring in 2022 with no payments issues.
B
628	Remortgage	A	B	A	Risk	RISK.37	Principal Borrower no longer resides
Borrower current address differs from the security. Lender has been aware since 2011 that property was let, although since June 2016 seems empty and considering options of sale. Last call from borrower 7th June 2016 to advise that property has been empty for at least 15 months considering options of sale although offers received were around 55k. In case of shortfall borrower has savings to cover it.  No updates noted from lender. Payments are currently being made and are up to date.
B
636	Purchase	A	B	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments	The direct debit for February 2017 was rejected but paid on second presentation 5 days later. The reason given was that he got paid late. No further issues and account currently up to date.	B
636	Purchase	A	B	B	Risk	RISK.37	Principal Borrower no longer resides
Unclear if principal borrower still resides in the property as his address has not been changed. However Lender provided consent to let pack on April 2017. Last note registered is in June 2017 with the communication of unauthorised let as borrower did not sent back all the documentation required. The account is currently up to date with payments being made regularly.
B
640	Remortgage	A	B	A	Risk	RISK.55	Title - Other Charges	Land registry title extract dated 27th July 2017 shows a second charge registered dated 1st July 2015 in favour of Sky Loans Ltd.	B
640	Remortgage	A	B	A	Risk	RISK.30	BKO / IVA Post-Completion
Bankruptcy dated 19th February 2010.  No notes on file to indicate the reasons for bankruptcy. Conduct of account was affected at the time as borrower paid later than the due date  by card as he could not paid by direct debit, but since, account continues to be conducted well.
I
641	Purchase	A	B	A	Risk	RISK.55	Title - Other Charges	Title search dated 27th July 2017 shows a 2nd charge dated 15 May 2015 in favour of Daniel Nyman Care. There are no details as to the reason for this charge or the amount charged.	B
644	Purchase	A	B	A	Risk	RISK.37	Principal Borrower no longer resides
Borrower requested a lettings pack in 2011 but this was closed in 2012 due to no response. No notes on why different correspondence address but no evidence received to suggest property is being let. Account is performing and being overpaid. No issues.
B
646	Purchase	A	B	A	Risk	RISK.35	Authorised Let
The property has been let with the lenders consent since 2013. Last review with effect from August 2016 for a period of 12 months. The relevant fee of 750 has been applied and the terms of the letting assessed. System shows a customer address different than the security address. Payments have been maintained to date.
B
648	Purchase	A	B	B	Risk	RISK.55	Title - Other Charges	2nd charge in favour of Kensington Mortgage Company Ltd. dated 25th September 2007.	B
648	Purchase	A	B	B	Payment Performance	PAY.03	New arrears >1mth in past 12mths
Borrower making payments monthly by direct debit. However, direct debit collected 4th July 2016 was returned 5th July 2016, represented 13th July 2016 and returned again 14th July 2016, this was not made up. Direct debit collected 3rd August 2016 was returned 4th August 2016 and not represented. No direct debits were then collected for either September or October 2016. These non payments meant increasing arrears to 4 months as at 31st October 2016. Finally a bank transfer was received clearing the arrears and leaving an overpayment of 208.01. The Direct Debit collected 3rd May 2017 was returned 4th May 2017 and represented 12th May 2017 before being returned again 15th May 2017, the payment was finally paid by card 18th May 2017. Lender has made repeated efforts to contact borrower over period by letter and phone and field agents. Borrower advised that he was not aware that the bank cancelled the direct debit. Account still shows an overpayment balance of 208.01
B
648	Purchase	A	B	B	Risk	RISK.37	Principal Borrower no longer resides
18th May 2017, the sole borrower advised lender of new correspondence address, when he was questioned about this, he said that the property was going to be empty but not for long time. The on going occupancy of the security address is not known but mortgage payments are being made.
B
653	Purchase	A	A	B	Payment Performance	PAY.05	Account in Credit - Payment Missed/Partial Payments
Account currently in credit by 482.51. All received payments within review period have been in excess of contractual monthly payment but paid on different dates and for different amounts. No arrangement in place for the over payments being made.  No payment for October 16, but the borrower made 3 transfers payments totalling 600. The account always has been in credit throughout the last 12 months.
B
656	Purchase	A	A	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
Small underpayments of 0.08 during the months between May and August 2016 as borrower is sending monthly transfers. Payment due on the 30April 17 was received on the 2nd May 17. Currently account with more than a month in overpayments.
B
660	Remortgage	A	B	A	Risk	RISK.32	DWP payments	Department of Work and Pensions payments commenced in 2010 The payments are still being made at 188.32 per month with the borrower making up the shortfall. Account with 10,889.83 in overpayments	B
661	Purchase	A	B	A	Risk	RISK.66	Unauthorised Tenancy
Pad notes dated 15thFebraury 2017 advises property has an unauthorised tenancy, borrowers cousin is living in the property . A Consent to Let pack has been sent to the customer but no evidence that a response has been received. In any event the account has not been detrimentally effected and is currently up to date with payments being received regularly
B
661	Purchase	A	B	A	Risk	RISK.37	Principal Borrower no longer resides
File notes February 2017 indicate that the property has an unauthorised tenancy . There is a correspondence address on file but no notes to state where this was obtained from and whether it is still current. In any event this has not had a detrimental effect on the loan payments which continue to be made regularly
B
664	Purchase	A	A	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
Noted that direct debit rejected on 16th December 2016, borrower made manual bank payment on 23rd December 2016. Direct Debits were again rejected in February and March with direct debit mandate being cancelled by borrower on 17th March 2016. Borrower has made subsequent payments by bank transfer. Attempted contact with borrower by phone and letter has been unsuccessful. Loan payments are currently up to date with no arrears.
B
670	Remortgage	A	A	A	Risk	RISK.30	BKO / IVA Post-Completion
Noted IVA advised 7th March 2010 no indication on which borrower or if IVA was in joint names on file, Blair Endersby, IVA administration taken over by Grant Thornton in October 2011, Last note is meeting of creditors and review for PPI on 14th August 2013. Current loan is paid and there is an overpayment of 1122.32 on the account no current adverse effect seen.
I
672	Purchase	A	B	B	Risk	RISK.63	Other Occupants	Application form notes spouse as resident at property. Not added to offer conditions and no indication of letter of consent on file.	B
672	Purchase	A	B	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
Noted direct debit rejected 27th May 2016 paid on second automated request 7th June 2016. Borrowers contacted unaware why direct debit rejected. Isolated recent missed payment, last previous missed payment July 2012 again
B
678	Remortgage	A	B	A	Risk	RISK.37	Principal Borrower no longer resides
A change of correspondence address was received in 2009 but no reason given. The borrower does have buy to lets accounts with the lender but there is no evidence to suggest that this property is being let. No updates since. Account is up to date and payments are being made.
B
678	Remortgage	A	B	A	Risk	RISK.25	Vulnerability - Other
Noted Power of Attorney received 22nd December 2016 in favour of 3rd party limited company. Noted the name of the Power of Attorney applied for is same limited company as noted as borrowers self employed company on the application. No further details added by lender and Power of Attorney rejected  by the lender. All payments up to date no adverse effect on loan seen.
B
679	Purchase	A	B	A	Risk	RISK.13	Interest Only at Origination - Repayment Vehicle Issue
Repayment vehicle not detailed on application and current repayment vehicle on lender system in also shown as unknown. Noted that loan is currently overpaid by 9950.00. The borrowers have been making additional payments of 50pm since November 2012 under the Choices scheme but at this level would not be sufficient to redeem the account at maturity. Also, this over payment is available for the borrowers to withdraw under the Choices scheme.
B
685	Purchase	A	B	A	Risk	RISK.37	Principal Borrower no longer resides
Noted correspondence address for borrower 1. Unauthorised let noted in system in 2012, noted breach issued in July 2013 as unable to obtain consent to let authority documents from both borrowers. At that time borrower 1 dealing with lender unable to verify and change correspondence address for borrower 2. No additional follow up noted by lender since 2013 when property was to be put up for sale. Current payments up to date.
B
685	Purchase	A	B	A	Risk	RISK.36	Borrower whereabouts unknown
No current address details held for borrower 2.  Unauthorised let noted in system in 2012, noted breach issued in July 2013 as unable to obtain consent to let authority documents from both borrowers. At that time Borrower 1 dealing with lender unable to verify and change correspondence address for borrower 2. No additional follow up noted by lender since 2013 when property was to be put up for sale. Current payments up to date.
B
685	Purchase	A	B	A	Risk	RISK.66	Unauthorised Tenancy
Unauthorised let noted in system in 2012, noted breach issued in July 2013 as unable to obtain consent to let authority documents from both borrowers. At that time borrower 1 dealing with lender unable to verify and change address for borrower 2. No additional follow up noted by lender since 2013 when property was to be put up for sale. Current payments up to date.
B
687	Purchase	A	B	A	Risk	RISK.30	BKO / IVA Post-Completion
Bankruptcy advised for borrower 25th January 2010, noted arrears and missed payments in 2014. Payments made from November 2014 have been made without missed payments historic arrears and missed payments between July 2009 and 2010 and isolated late payments in March 2013, September 2014 and November 2014. Advised by borrower 1 in 2010 that borrower 2 no longer living at property. No current impact on loan.
I
687	Purchase	A	B	A	Risk	RISK.37	Principal Borrower no longer resides
Noted mail returned gone away in September 2015 and 2016, this was not followed up by lender. Noted advised by Borrower 1 in 2010 that Borrower 2 had moved out of property in 2008. All subsequent contacts have been with Borrower 1. Noted correspondence address added for borrower 1 in December 2014 as borrower working abroad confirmed property had been empty in 2013. No current information held on current occupancy of loan property address, no current adverse effect as payments being made.
B
687	Purchase	A	B	A	Risk	RISK.38	Joint Borrower no longer resides
Advised by Borrower 1 in 2010 at the time of Borrower 2 bankruptcy that Borrower 2 had left property in 2008. Request to make transfer of equity and remove Borrower 2 was declined in 2010 due to missed payments and arrears at that time. There is no up to date correspondence address for Borrower 2. Current payments are being made on the loan.
B
689	Purchase	A	B	A	Risk	RISK.66	Unauthorised Tenancy
Noted change of address for borrower November 2013, correspondence address held, previous mail returned gone away to loan address. Noted borrowers stated employment on application is property developer. Note 7th May 2015 borrower not living at property, breach letter sent. Second Breach letter sent 5th June 2015, no response received from borrower. No further information held. Current payments being met.
B
689	Purchase	A	B	A	Risk	RISK.37	Principal Borrower no longer resides
Noted change of address for Borrower November 2013, correspondence address held, previous mail returned gone away to loan address. Note 7th May 2015 borrower not living at property, breach letter sent. Second Breach letter sent 5th June 2015, no response received from borrower. No further information held. Current payments being met.
B
690	Purchase	A	B	B	Risk	RISK.41	Complaint (not PPI)
Borrower 1 complaint in July 2016 unhappy that Borrower 2 had cleared arrears as she wished property to be repossessed as she had not lived at the property for 3 years. A previous complaint in December 2015 rejected as Borrower was unhappy that failure of previous arrangement to pay had resulted in arrears fees being charged. Arrears cleared in September 2016.
B
690	Purchase	A	B	B	Risk	RISK.37	Principal Borrower no longer resides
Borrower 1 moved out of address in 2013 following breakdown of relationship with Borrower 2, correspondence address held. Noted that Borrower 1 is looking for sale or repossession of the property and Borrower 2 is responsible for payments to property. Arrears cleared September 2016 current payments being made. Borrower 1 aware she is still liable for loan.
B
690	Purchase	A	B	B	Risk	RISK.21	Vulnerability - Physical health
Borrower 2, who has assumed responsibility of loan after Borrower 1 moved out, had an accident at work injuring spine and discs in back in October 2013. There was a prolonged period of treatment and rehabilitation. Unable to work as self employed builder resulted in missed payments and arrears. Borrower now returned to work and arrears cleared September 2016.
B
690	Purchase	A	B	B	Risk	RISK.30	BKO / IVA Post-Completion
IVA noted for Borrower 1 no full details given in lenders note dated 13th June 2011. Borrower 1 has subsequently left property, Borrower 2 assuming responsibility for loan. Missed payments and arrears seen from 2013 with all arrears being cleared in September 2016.
I
690	Purchase	A	B	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
Direct debit collected 30th August 2016 was returned 31st August 2016 due to borrower being paid 4 weekly and a delay to tax credits receive however, a Card payment was  taken of 275.91 on 2nd September 2016 to bring this up to date. Previous arrears totalling 3305.59  in June 2016 were cleared by card payments of 3000 and 305.59 on 17th June 2016 and 20th June 2016.
B
691	Purchase	A	B	A	Risk	RISK.05	Switched to IO - no repayment vehicle
Original loan opening date was 2nd August 2007. Change from repayment to interest only was made soon after on 14th September 2007, no additional notes on file and no indication of an appropriate repayment vehicle in place. Borrower contacted in 2015 and advised had savings and would consider switch to repayment or overpayments. no further action taken.
B
695	Remortgage	A	A	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
Noted late payment in March 2017, direct debit rejected 21st March 2017, card payment made 30th March 2017. Direct debit was cancelled by bank as borrower using personal account for business. Card payment made in April mas made prior to required date and direct debit mandate reset from May 2017.
B
696	Purchase	A	B	A	Risk	RISK.41	Complaint (not PPI)
Complaint received 24th April 2017 regarding capital payment made by borrower of 10000 on 22nd December 2016. Requested that term be amended to 13 years and 6 months. Amendment not made, Complaint was upheld and amendments carried out to correct. A compensation amount of 100 was agreed and paid to borrower 19th May 2017.
B
699	Purchase	A	B	A	Risk	RISK.05	Switched to IO - no repayment vehicle
Loan opened August 2007, loan switched to interest only in January 2008 no additional notes on file. No repayment vehicle for outstanding capital noted. Borrowers contacted by telephone in June 2016 as part of lenders interest only campaign. Borrowers confirmed no current repayment vehicle in place and intended to sell property to clear outstanding capital balance.
B
700	Purchase	A	B	A	Risk	RISK.36	Borrower whereabouts unknown
Noted lenders notes 21st July 2010 borrower 2 advises that Borrower 1 no longer living at property following relationship breakdown. No correspondence address held and subsequent traces not updated address. Noted that land registry title dated 27th September 2011 confirms property in sole title of borrower 2. Arrears cleared in 2012 and current payments made up to date
B
703	Remortgage	A	A	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments	Partial payment in August 2016, however max. arrears 0.06 in August 2016; current CMS 304.67, paying 305, slowly clearing arrears.	B
707	Purchase	A	B	B	Payment Performance	PAY.03	New arrears >1mth in past 12mths
No payments were received in November and December 2016 following the direct debit being returned unpaid. The arrears were cleared in full by bank payment along with the January 2017 payment on 19th January 2017. The direct debit for March 2017 was returned unpaid but paid upon representation on the 24th March 2017. Payments have been maintained by direct debit since.
B
707	Purchase	A	B	B	Risk	RISK.24	Vulnerability - Lack of English skills
The lender spoke with the sole borrower on the 18th January 2017 and added a note to their system indicating that the borrowers understanding of English is limited. This does not tie in with her self-certified income of 55000 as a self-employed IT consultant on the application form dated 7th June 2007. The account is currently up to date although the account has been 2 months in arrears in the last 12 months.
B
708	Purchase	A	B	A	Risk	RISK.63	Other Occupants
The borrower stated on the application at the time of application in July 2007 that he was married but there were no additional occupants over the age of 17 on the application form. As such there is no condition in the offer dated 25th July 2007 regarding other occupants. If the spouse has been resident since completion then she may have occupancy rights.
B
710	Purchase	B	A	A	Collections and Servicing	COLL.07	Other servicing issue
Since June 2011, post has been returned to the lender. The joint borrower rang in on the 4th July 2012 and asked for a redemption statement. She was advised to send in proof of address. The problem appears to be that because the property was a new build it originally had a plot number. The address of the mortgaged property has been changed on the system but not the correspondence address. This should be changed on the system in line with the mortgaged property address.
B
711	Purchase	A	B	A	Risk	RISK.25	Vulnerability - Other	The account was marked by the lender as vulnerable on the 2nd April 2016 as the borrower has a child with a medical condition. The borrower is currently being assisted with payments by the DWP.	B
711	Purchase	A	B	A	Risk	RISK.32	DWP payments
The DWP are paying 389.04 every four weeks and the borrower is paying 625 by bank payment monthly. The DWP have been making payments of some value since 20th February 2014. The joint payments are currently covering the total monthly payment of 1014.60 and the account is currently 999.76 in credit.
B
712	Purchase	A	B	A	Risk	RISK.66	Unauthorised Tenancy
The property appears to have been let without the lenders consent since the January 2013. The borrower has not responded to the lenders breach letters of 29th July 2015 or 19th August, It is not known who now resides at the property. No letters have been sent since. There is a warning on the system to indicate that the borrower may be living at a BTL property but this has not been followed up on this account. There is an alternative correspondence address on the system. All payments have been maintained and this has had any affect on the performance of the loan.
B
712	Purchase	A	B	A	Risk	RISK.37	Principal Borrower no longer resides
The borrower has not been resident in the mortgaged property since January 2013. There is a correspondence address on the system which it is stated is a BTL property. The payments have been maintained.
B
716	Purchase	A	B	A	Risk	RISK.32	DWP payments
The DWP have been making payments since 30th April 2014. The current monthly payment is 305.37 and the DWP pay 390.88 every four weeks. There is a credit balance on the account of 3383.01. The borrowers are making no payments themselves.
B
716	Purchase	A	B	A	Risk	RISK.30	BKO / IVA Post-Completion
Principal borrower declared bankrupt on or around 16th July 2009. Second borrower declared bankrupt on or around 28th October. Nothing current on the HMLR search. Principal borrowers likely to be in respect of business. Second borrower was employed at the time of application. No further details on system notes. Payments of interest are not currently affected as interest is being paid in full by the DWP and the account is in credit.
I
716	Purchase	A	B	A	Risk	RISK.20	Vulnerability - Mental health
There is a notice of vulnerability due to mental health issues on the system in respect of the principal borrower dated 12th April 2013 as the second borrower had walked out and left him and their 3 children. At the time he was in therapy and had a carer to assist him. Payments are not currently affected as the full interest payment is made by the DWP and the account is currently in credit. The second borrower no longer resides and there is a correspondence address for her on the system.
B
716	Purchase	A	B	A	Risk	RISK.38	Joint Borrower no longer resides
Principal borrower advised that the second borrower had left the property on 12th April 2013. There is a correspondence for her on file. Payments are not currently affected as a payment in excess of the contractual monthly interest payment is being made by the DWP and the account is in credit.
B
718	Purchase	A	A	A	Risk	RISK.30	BKO / IVA Post-Completion
Sole borrower made bankrupt on or around 7th January 2010. No other details on system but likely to be for personal debt as the borrower was employed at the time of application in June 2007. The borrower was making overpayments at the time and the payment of interest have not been affected since. The borrower has reduced the capital balance by 16379. The trustee in bankruptcy was advised of the overpayments being made on an annual basis between 2010 and 2012. There is nothing relating to the bankruptcy on HMLR search on file dated 27th July 2017.
I
719	Purchase	A	B	A	Risk	RISK.66	Unauthorised Tenancy
The borrowers indicated to the lender that the property was let as far back as March 2011. They were sent a letting pack to complete but this was not returned. Post was returned to the lender marked gone-away on the 13th October 2015 which would further indicate that the borrowers are no longer resident. Payments have been maintained and the mortgage takes precedence over any unauthorised tenancy.
B
719	Purchase	A	B	A	Risk	RISK.36	Borrower whereabouts unknown
Post was returned to the lender marked gone away on the 13th October 2015. There is no correspondence address on file for either borrower. A lettings pack was sent to the borrowers on the 28th March 2011 but this was not returned. Payments have been maintained.
B
720	Purchase	A	B	A	Risk	RISK.63	Other Occupants
The borrower stated on the application at the time of application in June 2007 that he was married but there were no additional occupants over the age of 17 declared on the application form. As such there is no condition in the offer dated 23rd June 2007 regarding other occupants. If the spouse has been resident since completion then she may have occupancy rights.
B
725	Purchase	A	B	A	Risk	RISK.05	Switched to IO - no repayment vehicle
The mortgage was converted on to an interest only basis on 9th February 2009. There is nothing on the file or system to indicate that a suitable repayment vehicle was discussed, noted or proven. The principal borrower advised in 2010 that there was an endowment in place but this was not advised at the time of conversion to interest only.
B
727	Purchase	A	B	A	Risk	RISK.36	Borrower whereabouts unknown
Post has been returned from in 10th May 2017. Payments are being maintained. No further notes after this time. The Borrower had confirmed in August 16 that he was in occupation but this is questionable.
B
732	Purchase	A	B	A	Risk	RISK.37	Principal Borrower no longer resides
Post was returned from the mortgaged property as soon as 4 months after completion. It is not known whether this is because the sole borrower had already moved out (in which case this may have been a backdoor buy to let) or whether the flat number was incorrect. The application and valuation state flat 6 but the HMLR search shows flat 4 .The lender was advised by the borrower of a correspondence address on the 9th October 2010. This address was added on the system but the lender did not ask the borrower what was happening with regards to the mortgaged property. It is not known if the property is let without consent or if it is empty. Payments are being maintained and overpayments to reduce the capital balance are being made.
B
736	Purchase	A	B	B	Risk	RISK.35	Authorised Let
The property has not been occupied by the borrower since as far back as 2011 and has been let with the consent of the lender on and off since. There is current consent to let and there is a correspondence address on file. There have been two missed payments in the last 12 months. The reason for the arrears was not ascertained but it may be due to the borrowers reliance on the rental income.
B
736	Purchase	A	B	B	Payment Performance	PAY.03	New arrears >1mth in past 12mths
Direct debit was returned unpaid on the 2nd August and 2nd September 2016 and the payments were not made until a card payment totalling 848.28 was received on the 2nd December 2016. Payments have been made by direct debit since to date and there have been no other issues in the last 12 months. The reason for the arrears not known. The lender made numerous outbound calls to the borrower but no contact was made.
B
738	Remortgage	A	B	B	Risk	RISK.63	Other Occupants
The Borrower stated on the application at the time of application in July 2007 that he was married but there were no additional occupants over the age of 17 on the application form. As such there is no condition in the offer dated 15th August 2007 regarding other occupants.
B
738	Remortgage	A	B	B	Risk	RISK.55	Title - Other Charges	Equitable charge in favour of Link Financial Ltd dated 28th June 2010 as evidenced on HMLR search on file.	B
738	Remortgage	A	B	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
No payment was made in May 2017 but as two payments were made in March 2017 which cleared the arrears balance of 270.84 the account is less than one month in arrears as at the end of June 2017. A bank payment of contractual monthly payment of 445.94 was made on 9th June leaving a current arrears balance of 269.99. No other issues in the last 12 months.
B
749	Purchase	A	B	A	Risk	RISK.37	Principal Borrower no longer resides	Borrower advised the property was tenanted in February 2015. New correspondence address on file.	B
749	Purchase	A	B	A	Risk	RISK.66	Unauthorised Tenancy	Borrower advised property tenanted in February 2015. Letting breach flagged. No further action taken and account is up to date.	B
750	Remortgage	A	A	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
Direct debits for July 2016 and February 2017 were rejected but paid on representation. June 2017 payment missed. The direct debit was rejected on first request and representation leaving account 16.25 in arrears which is less than a month. No up to date information. There is a history of rejected direct debits that have been paid on representation and the account has been in credit since arrears were cleared in March 2013. No arrears in the past 3 years until June 2017. if trend continues account should be brought up to date.
B
751	Remortgage	A	B	A	Risk	RISK.05	Switched to IO - no repayment vehicle
Loan was converted to interest only in October 2009 at the request of the customer.  No repayment vehicle was given at the time of conversion.  Attempts to contact the customer in May 2016 under the interest only campaign failed.  It is therefore not possible to establish if a suitable repayment vehicle exists
B
756	Purchase	A	A	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
15th August 2016 direct debit rejected and successfully recollected on 24th August 2016.  16th September 2016 direct debit rejected.  Card payment made on 28th September 2016 to clear payment.  Several attempts to contact borrower made to discuss matter but proved unsuccessful so reason for missed payments not known. Account is currently up to date with payments being received regularly by direct debit
B
758	Remortgage	A	B	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
Direct debit was rejected on 29th December 2016.  Card payment was made on 31st December 2016 to replace missed payment.  Case notes state that payment was rejected because customer was short of funds by 20.00 at the point payment was collected.  There have been no payment issues since and the account is currently up to date
B
758	Remortgage	A	B	B	Risk	RISK.55	Title - Other Charges
2nd Charge dated 4th October 2007 registered in favour of G E Money Home Finance Ltd for 6700.00  This charge is registered on SEC 07 but NOT on Land Registry search.  However, there is an equitable charge dated 7th February 2010 in favour of MBNA Europe which appears on the Land Registry search but NOT on SEC 07.  In both cases there does not appear to have been any detrimental effect on the account and the loan is currently up to date with payments being received regularly
B
763	Purchase	A	B	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
Direct debit collected 28th February 2017 was rejected on 1st March 2017 and successfully recollected on 9th March 2017.  No further issues since.  Inbound call dated 6th March 2017 states that borrower 1 is living away.  Borrower has requested Consent to Let which was cancelled on 13th April 2017 as application not returned
B
763	Purchase	A	B	B	Risk	RISK.38	Joint Borrower no longer resides
Borrower 2 confirmed during an inbound call dated 6th March 2017 that borrower 1 is living away.  No further details were captured.  It is noted that we do not have a correspondence address for borrower 1 other than the security address
B
767	Purchase	A	B	A	Risk	RISK.37	Principal Borrower no longer resides
There is a returned mail indicator registered on account dated 24th August 2015.  As recently as 22nd May 2017 further mail has been returned raising doubts as to whether the customer still resides at the security.  The only correspondence address on file is the security address.  There have been several unsuccessful attempts to contact the customer by telephone since the original marker was placed on the account.  The account however continues to be well conducted and is currently up to date with payments being received regularly by direct debit
B
768	Purchase	A	B	A	Risk	RISK.30	BKO / IVA Post-Completion
The Land Registry search reveals a Bankruptcy Notice dated 18th July 2014 presented in the Croydon County Court - reference 522 of 2014.  This notice does NOT appear on the system.  The mortgage reached 3 payments in arrears in May 2014 but card payments made in June and July 2014 brought the account to 1 payment in arrears.  These were cleared altogether by September 2014 and since then the account has been well conducted and is currently 7000.00 in credit
B
768	Purchase	A	B	A	Risk	RISK.55	Title - Other Charges
Charging Order dated 22nd September 2015 registered in favour of Cabot Financial (UK) Ltd for 1.00.  This charge is recorded on both SEC07 screen and the Land Registry search.  There has been no detrimental effect on the mortgage either at the time or since and the account is currently up to date and 7000.00 in credit
B
770	Purchase	A	B	A	Risk	RISK.55	Title - Other Charges
Charging Order dated 21st November 2014 registered in favour of Mr Angjelin Guraj for 1.00.  This charge is on SEC07 screen but does NOT appear on Land Registry search.  There has been no detrimental effect on the loan account either at the time or since and the account is currently up to date
B
771	Purchase	A	B	A	Risk	RISK.37	Principal Borrower no longer resides
It is noted that there is a correspondence address on file for the customer but there are no notes on file to explain why.  It is therefore assumed that the borrower no longer lives at the property.  In any event the mortgage has been well conducted and continues to be so.  It is noted that a redemption statement was sent 10th May 2017 indicating that the property is either being sold or re-mortgaged
B
773	Remortgage	A	A	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
Direct debit dated 4th May 2016 was rejected and recollected successfully on 12th May 2016.  File note dated 10th May 2016 states that funds were not available for first collection as the bank holiday prevented borrower from depositing money in bank.  There have been no problems since and the account is currently up to date.
B
777	Purchase	A	B	A	Risk	RISK.66	Unauthorised Tenancy
Breach letting warning placed on account 3rd November 2016 as a result of Consent to Let application not being returned.  A correspondence address is held for the borrower so it is assumed whereabouts are known.  Mortgage continues to be well conducted and is currently up to date
B
777	Purchase	A	B	A	Risk	RISK.37	Principal Borrower no longer resides	Property is currently subject to an unauthorised let. A current correspondence is held by the lender.	B
779	Remortgage	A	A	A	Risk	RISK.30	BKO / IVA Post-Completion	IVA dated 12th September 2012 registered. There has been no detrimental effect on loan payments either at the time or since and the account is currently up to date	I
782	Purchase	A	B	A	Risk	RISK.36	Borrower whereabouts unknown
Return mail indicator placed on account dated 18th September 2015.  Letter sent to borrowers and returned gone away on 3rd October 2015.  No correspondence address held for borrowers other than security.  The account continues to be conducted satisfactorily and payments are currently up to date
B
784	Remortgage	A	B	A	Risk	RISK.20	Vulnerability - Mental health
PAD note dated 4th November 2013 advises that borrower 1 has been suffering with mental issues for some time and has been off work.  Customer advises that he hopes to return to work when he feels better but in the interim a temporary switch to interest only for 12 months was agreed under forbearance.  There is ample evidence on file of attempts to contact borrowers to review the arrangement but in the absence of contact the account was converted back to full repayment on 21st November 2014.  Notes on file dated 13th February 2015 appear to indicate that the outstanding arrears at the time are still the result of ill health. It is therefore assumed that the borrowers health issues are continuing.  The mortgage was brought up to date on 13th February 2015 by card payment and has been conducted satisfactorily since.  The account is currently up to date and 4192.22 overpaid.
B
784	Remortgage	A	B	A	Risk	RISK.30	BKO / IVA Post-Completion
IVA was registered 8th October 2010.  It is not clear from any of the PAD notes which borrower the IVA relates to.  There was no immediate detrimental effect on the account but during 2012 - 2014 the mortgage was in arrears.  Notes on file indicate that these were as a result of ill health on the part of borrower 1 and not the IVA.  The account was brought up to date on 13th February 2015 with a card payment and has been well conducted since. The account is currently up to date and overpaid by 4192.22
I
786	Remortgage	A	B	A	Risk	RISK.44	Lending into Retirement Issue	Borrower 1 will be 75 when loan matures. Application form does not indicate retirement plans. It is therefore not possible to confirm if income into retirement has been fully assessed	B
787	Remortgage	A	B	A	Risk	RISK.05	Switched to IO - no repayment vehicle
Loan was converted to interest only on 15th August 2008 at the request of the borrowers.  There was no repayment vehicle offered at the time.  PAD note dated 29th September 2016 advises that customer contacted under interest only campaign.  Customer indicated that she will convert to repayment the following year.  It is noted account is still on interest only and it is therefore not possible to confirm a suitable repayment vehicle or strategy exists.
B
787	Remortgage	A	B	A	Risk	RISK.30	BKO / IVA Post-Completion
An IVA was registered on 25th October 2010.  It is not clear from the notes on system whether the IVA relates to the current sole borrower or her deceased partner.  In any event the mortgage account was not detrimentally effected either at the time or since and the account is currently up to date
I
788	Purchase	A	B	A	Risk	RISK.37	Principal Borrower no longer resides	Borrowers advised that they were living abroad in 2012 and have supplied a correspondence address. No issues with payments and account is up to date.	B
788	Purchase	A	B	A	Risk	RISK.66	Unauthorised Tenancy
Consent to Let expired on 17th January 2013 and as such any tenancy is now unauthorised.  There is a file note dated 31st December 2012 stating that the borrowers are living abroad.  It is noted that there is a UK correspondence address on file and no recent returned mail marker on file so it is assumed that borrower is still receiving mail.  It is not clear whether the whereabouts of the customers is known.  In any event the loan continues to perform well and payments are being received regularly and on time
B
788	Purchase	A	B	A	Risk	RISK.55	Title - Other Charges
There is a registered charge dated 3rd February 2012 recorded on the Land Registry search in favour of The Mayor and Burgesses of the London Borough of Bexley.  This charge does NOT appear on screen SEC07.  There has been no detrimental effect on the conduct of the account either at the time or since and the account is currently up to date
B
792	Purchase	A	B	A	Risk	RISK.05	Switched to IO - no repayment vehicle
Application form and offer on file issued on repayment basis, however after the first payment, borrower sent a letter requesting to amend to an interest only mortgage as it was his understanding his mortgage was interest only. Account subject to the interest only campaign in June and July 2016 with no contact achieved and so current strategy unclear.
B
792	Purchase	A	B	A	Risk	RISK.55	Title - Other Charges	Equitable charge created by an interim charge dated 10th November 2016 in favour of Marlin Europe V LTD.	B
797	Purchase	A	B	A	Risk	RISK.37	Principal Borrower no longer resides
Note on account dated 25th November 2014 - Lender spoke to the principal Borrower who stated he no longer resided at the property. The principal Borrowers correspondence address is different to the security address. Borrower advised that his mother (joint Borrower) and his father now reside at the property. A review of the account operation shows this situation has had no impact on the repayments to the mortgage as it has never been in arrears.
B
798	Purchase	A	B	A	Risk	RISK.37	Principal Borrower no longer resides	Borrower is in the forces and has provided a different correspondence address. Lettings breach was issued in April 2014.	B
798	Purchase	A	B	A	Risk	RISK.66	Unauthorised Tenancy	An unauthorised letting breach was flagged in 2014. Borrower works in the forces. Account is performing and up to date.	B
799	Purchase	A	B	A	Risk	RISK.36	Borrower whereabouts unknown
Lender approved a consent to let which was in place from 28th September 2010 and expired on 17th July 2012. They did get a new address from the Borrower for correspondence but this was not amended on the system as no proof of the new address was provided by the Borrower. On 4th January 2013 a breach letter was sent to both addresses but no response received from Borrower. A breach of terms flag was placed on the account dated 6th March 2013. This is still in place. In September 2014 Borrower contacted the Lender to discuss a consent to let but although a quote was given no further contact with Borrower has been evidenced. Notes do not indicate whether Borrower was residing in the property or not at that point in time.
B
799	Purchase	A	B	A	Risk	RISK.66	Unauthorised Tenancy
Lender approved a consent to let which was in place from 28th September 2010 and expired on 17th July 2012. They did get a new address from the Borrower for correspondence but this was not amended on the system as no proof of the new address was provided by the Borrower. On 4th January 2013 a breach letter was sent to both addresses but no response received from Borrower. A breach of terms flag was placed on the account dated 6th March 2013. This is still in place. In September 2014 Borrower contacted the Lender to discuss a consent to let but although a quote was given no further contact with Borrower has been evidenced. Notes do not indicate whether Borrower was residing in the property or not at that point in time. A new consent to let was never put in place. A review of the account operation shows there has been no impact to date and the account has accrued overpayment totalling 3,984.30.
B
800	Remortgage	A	A	B	Payment Performance	PAY.05	Account in Credit - Payment Missed/Partial Payments
Direct debit collected 28th April 2017, but returned 2nd May 2017. The was successfully represented 10th May 2017. Account was in credit at date of rejection by 28922.97. No reason noted as servicer did not contact the borrowers due to credit balance.
B
801	Purchase	A	B	A	Risk	RISK.55	Title - Other Charges	Consent issued 19th July 2016 for a second charge (charge holder not named) however there is no charge registered at Land Registry as per search seen.	B
801	Purchase	A	B	A	Risk	RISK.63	Other Occupants
Borrower changed name on account to her married name and provided marriage certificate in support. Business confirmed amendment by letter 23rd June 2016. There is no evidence the property is let and therefore it is likely borrowers partner also resides at the property
B
803	Purchase	A	A	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
Direct Debit rejected March 2017.  It was advised this was die to lack of funds due to monies owed for work carried out. Borrowers are overpaying account by 166 per month and account currently in credit by 3,665.64. No problems since.
B
808	Purchase	A	B	A	Risk	RISK.37	Principal Borrower no longer resides
Borrower is not in occupation and the lender is aware of this. His whereabouts are known and his correspondence address has been updated. There is no evidence the property is let and this has not been queried. Account is in credit and there are no payments issues.
B
814	Remortgage	A	B	A	Risk	RISK.37	Principal Borrower no longer resides
In January 2015 borrower advised he had moved out of the property after separating from his spouse or was a known occupier. His spouse remained in the property. Borrower notified lender of new correspondence address. There has been no issue with payments since and the account is performing and up to date.
B
818	Remortgage	A	B	A	Risk	RISK.05	Switched to IO - no repayment vehicle
Loan was switched from Repayment to interest only on 24th November 2008. There is no indication in lenders notes that any form of repayment vehicle was discussed with borrower at the time of the repayment switch.
B
819	Purchase	A	B	A	Risk	RISK.37	Principal Borrower no longer resides
Borrowers are separated since 2012 and borrower 1 does not longer reside in the property and does not contribute. Borrower 2 is making all the payments with her own card. To remove Borrower 1 from the mortgage was studied but declined as not affordable in March 2016. There have been no recent issues with the account and it is up to date.  Both of the borrower still have the same address.
B
821	Purchase	A	C	A	Risk	RISK.02	Equity Claim Made / Intended	Notice of home rights under the Family Law Act 1996 registered in favour the spouse or civil partner of borrower. Registered 13th August 2012. No further details in notes.	C
823	Purchase	A	B	B	Risk	RISK.32	DWP payments
Borrower advised that they were going through divorce and had young dependent children and been made unemployed in May 2015. Payments have been made by DWP since July 2015, there is a current overpayment monthly by the DWP, so borrower is currently making no payment. Borrower returned to work October 2015, DWP payments continued to be received. No DWP payment was received in March and April 2017, however 3 months DWP payments were received in May 2017. No arrears were seen as there is current overpayment in the loan of 1640.16.
B
823	Purchase	A	B	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
Payments have been made by DWP since July 2015, there is a current overpayment monthly by the DWP, so borrower is currently making no payment. No DWP payment was received in March and April 2017, however 3 months DWP payments were received in May 2017. No arrears were seen as there is current overpayment in the loan of 1640.16.
B
825	Purchase	A	A	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
Borrower makes payments by bank payments to the loan. The payment for the 28th June 2017 had not been received however given that the payment is made by bank transfer rather than direct debit this could be a posting issue. Small credit balance on the account of 25.72 at the end of May means that the account has not gone 1 month in arrears.
B
832	Remortgage	A	B	A	Risk	RISK.36	Borrower whereabouts unknown
Mail has been returned from royal mail since 2015 saying addressee not known at the address. Latest letter received 2016. No further update and borrower has not been contacted. Payments are being made and account is up to date.
B
837	Purchase	A	A	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
Direct debit returned unpaid 29th September 2016. Paid on representation 7th October 2016 and 1 month arrears cleared. Borrower advised that he had been working away and did not know why direct debit has been returned.
B
841	Purchase	A	A	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
Historic arrears no greater than one month. No payment in July 2016. Two months payments made in August 2016 and cleared arrears. One month payment in September 2016. No payments made in October. Overpayments made in November clearing arrears. One month payment in December 2016. No payments made in January 2017. Overpayment made in February 2017 clearing arrears. One payment made in March 2017. No payments made in April 2017. One payment made in May 2017. Overpayment in July 2017 clearing arrears. At cut off point there are no arrears. System notes throughout 2017 confirm that borrower is a self-employed plasterer and that the borrowers customers do not pay on time. Borrower has been self employed since inception of the loan. Lender has advised borrower to set up a direct debit again but the borrower declined due to his circumstances.
B
843	Purchase	A	A	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
Late payments since inception, April 2017 missed. System shows bank payments which are erratic each month.  Classed as a later payer. As per system notes, borrower claimed the reason was the prioritisation of other commitments, they advise they do not want to set up a direct debit and they are paid at different days during the month.
B
844	Remortgage	A	B	A	Risk	RISK.05	Switched to IO - no repayment vehicle	Repayment switch from repayment to IO at the request of borrower. No repayment vehicle noted.	B
847	Purchase	A	C	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
Borrower is paying by cheque in round amounts and typically 700 pm. After making overpayments of 1149.26 to end May 2016 no payments then received for June and July 2016 leading to arrears 694.66. 2 payments totalling 1400 received in August 2016 clearing the arrears. Payments then made until February 2017 when 2 cheques totalling 1400 were return unpaid. A flexi adjustment 601.36 was applied ensuring no arrears at end February. Payments have been made since that time with monthly cheque amounts of 800 in April, May and June 2017 leading to a credit balance 1571.88 as at end June 2017.
B
847	Purchase	A	C	B	Risk	RISK.02	Equity Claim Made / Intended	Land Registry search shows a Notice of Home Rights under the Family Law Act 1996 registered 4th January 2012.	C
854	Remortgage	A	B	A	Risk	RISK.05	Switched to IO - no repayment vehicle
Account switched to Interest Only on 21st November 2008 with no evidence of repayment vehicle. Customer advised following campaign in August 2016 that he would overpay and use imminent inheritance. Current overpayment will not be sufficient to repay loan at maturity. No update since.
B
855	Purchase	A	B	A	Risk	RISK.91	App form incomplete/incorrect	Application form not signed. Referred to 5th September 2017. Response - no signed copy available.	B
857	Purchase	A	B	A	Risk	RISK.37	Principal Borrower no longer resides
Borrower advised in January 2012 that she was not living in the property permanently and changed her correspondence address back to her previous address. Payments have been made and no further action taken since.
B
858	Remortgage	A	B	A	Risk	RISK.35	Authorised Let	Consent to let agreed on 21st November 2016. Borrower whereabouts known and payments up to date. No issues.	B
860	Purchase	A	B	A	Risk	RISK.66	Unauthorised Tenancy
In September 2016 notification was received from Croydon Council that the borrower had applied for a selective licence. Borrower was contacted by letter about this on 15th September 2016 and as no response was received an unauthorised letting breach marker was added to the account on 5th October 2016 and the Borrower was notified. Borrower contacted lender in November 2016 asking about interest rates and was informed she needed to find an alternative lender. A redemption statement was requested on 23rd November 2016 but no action since. No up to date correspondence details were requested by lender. Borrower is still paying and account is up to date with no issues.
B
860	Purchase	A	B	A	Risk	RISK.36	Borrower whereabouts unknown
There is no evidence of Borrowers whereabouts following an unauthorised breach marker being added to the account on 5th October 2016. There has been no change to the correspondence address and the borrower was queried about this during a subsequent phone call.
B
861	Purchase	A	B	A	Risk	RISK.37	Principal Borrower no longer resides
Borrower left the property in March 2015 to live with his partner. Up to date correspondence details are on file. The borrower advised at the time that the property was empty and he was looking to let the property. He then contacted the lender to advise he would not be letting the property but selling it. There has been no further update about this. The account is performing and there is an arrangement to overpay under the choices scheme. The account is currently 24949.29 in credit. No issues with payments.
B
861	Purchase	A	B	A	Risk	RISK.44	Lending into Retirement Issue
Borrower will be 74 at maturity of the loan. There is no confirmation that borrower would be able to continue in his original occupation into retirement or evidence of any future retirement income to support the level of borrowing to maturity.
B
864	Remortgage	A	B	A	Risk	RISK.37	Principal Borrower no longer resides	The Property is let and has been since 2009.	B
864	Remortgage	A	B	A	Risk	RISK.66	Unauthorised Tenancy	Property has been let since 2009. Breach letters sent 8th December 2014 and 16th February 2015. Breach letting flag added. Borrower has been contacted and thought that lender had agreed to letting.	B
865	Purchase	A	B	A	Risk	RISK.30	BKO / IVA Post-Completion	Trust Deed from W D Rob trustee granted 12th July 2010 and discharged 245h January 2012. No issues with payments during this time or since.	I
865	Purchase	A	B	A	Risk	RISK.37	Principal Borrower no longer resides	New correspondence address confirmed by borrower 10th July 2010. No further details. Account is performing and up to date.	B
871	Remortgage	A	B	A	Risk	RISK.55	Title - Other Charges	2nd Charge registered in favour of Cheshire Mortgage Corporation dated 21st October 2016.	B
873	Remortgage	A	B	A	Risk	RISK.37	Principal Borrower no longer resides
Borrower 1 left the property in September 2012 following a relationship breakdown. Borrower 2 still resides in the property and the payments are being met. Borrower 1 informed the lender that Borrower 2s new partner had moved into the property. The Servicer has a correspondence address for Borrower 1.
B
873	Remortgage	A	B	A	Risk	RISK.30	BKO / IVA Post-Completion	IVA on behalf of Borrower 2 accepted at a meeting of creditors on 4th January 2017. No further action taken. Account performing without any issues.	B
873	Remortgage	A	B	A	Risk	RISK.63	Other Occupants	The Servicer was informed that Borrower 2s new partner moved into the property in September 2012 when Borrower 1 moved out. Payments are being made and the account is up to date.	B
874	Purchase	A	A	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
Direct debit 20th June 2016 was rejected and successfully recollected on 29th June 2016. Borrower explained that funds were not available, although did not indicate the reason and confirmed they would be available for when direct debit was represented. No further issues and account currently up to date.
B
884	Remortgage	A	A	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
Direct Debit in November 2016 was recalled on 16th November and 28th November 2017 and paid by debit card on 28th November.  Borrower had transferred account to new bank causing rejected payment.  No other issues in the last 12 months and account up to date.
B
884	Remortgage	A	A	B	Risk	RISK.30	BKO / IVA Post-Completion
Advice of IVA in respect of borrower 1 received on 8 October 2012 from Administrators Freeman Jones Limited No further details on file other than report received from supervisor at Freeman Jones 8 May 2017 enclosing report of receipts and payments. This does not appear to have had any material affect on the conduct of the mortgage. A direct debit was returned on 15 November 2017 and replaced with a card payment with the borrower explaining that this was due to a change of bank accounts.
I
892	Remortgage	A	A	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
Direct Debit recalled September January  February March 2016 and all made by card within a few days of recall.  Direct Debit recalled in May and repaid upon representation. Reason for arrears, borrower advised that Direct Debit mandate cancelled in error.  No arrears in past twelve months due to missed payments corrected on time.
B
894	Purchase	A	B	B	Risk	RISK.30	BKO / IVA Post-Completion
IVA registered 11th May 2017 for borrower 1.  Payments have been made regularly since this date but it is noted this only represents a very short period.  It is therefore too early to gauge whether the IVA has had a detrimental effect.  The account is currently up to date.  There is also a note on file to state that there is a notice of discharge from bankruptcy but it is unclear whether this relates to borrower 1 or borrower 2 who we are aware has not lived at the property for several years.
B
894	Purchase	A	B	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
No bank payment received in July 2016 which was due on 31st.  Payment not received until 1st August 2016.  No bank payment received in September 2016 and only 280.00 payment made in October 2016.  Card payment made of 893.43 on 1st November 2016 bringing the account up to date.  Since then direct debit payments have been received regularly and the account is currently up to date.  PAD note dated 1st November 2016 advises that borrower 1 has changed jobs and experienced problems with her car which have contributed to her difficulties.  She also advises that borrower 2 has not lived at the property for 4 years but is making contributions to the mortgage payments but that on this occasion she had not received this in time to make payments.  She felt that it would be better if payments came out of her account on or around 16th month going forwards and a direct debit was set up accordingly.  It is noted that borrower 1 has applied for an IVA on 29th December 2016.  There is also an IVA registered for borrower 2 on 25th October 2012
B
894	Purchase	A	B	B	Risk	RISK.38	Joint Borrower no longer resides
PAD note dated 1st November 2016 advises that borrower 2 has not lived a the property for 4 years.  A correspondence address is held and it is assumed that this is current and his whereabouts known.  The mortgage is currently up to date and borrower 1 confirms that borrower 2 is making contributions towards the mortgage payments
B
894	Purchase	A	B	B	Risk	RISK.55	Title - Other Charges
2nd Charge dated 5th August 2013 registered in favour of Central Bedfordshire for 4021.00.  This does not appear to have had a detrimental effect on the mortgage.  Indeed the opposite is true and the conduct has improved since this date and the account is currently up to date.
B
896	Purchase	A	B	A	Risk	RISK.37	Principal Borrower no longer resides	No notes on reason for different correspondence address on file. Payments are being made and account is up to date.	B
897	Purchase	A	A	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
No payment received in May 2017.  A card payment was made on 1st June 2017 which brought account up to date.  June 2017 payment was received as a card payment on 29th June 2017.  Account is therefore up to date.
B
898	Purchase	A	B	A	Risk	RISK.06	Loan maturing in under 5 years not correctly managed
Loan matures April 2018. Interest only letters sent 25th June 2013 and 2nd August 2013. No additional telephone contact attempted. Borrower has made 85000 capital reductions in loan from April 2010, the remaining balance on loan 70725. No 3 year letter seen.
B
901	Remortgage	A	B	A	Risk	RISK.05	Switched to IO - no repayment vehicle	Swith from Repayment to Interest only in January 2009. No payment pressure seen at that time, no additional information on file. No repayment vehicle for capital noted on file.	B
903	Purchase	A	A	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
Direct debit payment of 400.02 rejected by bank 31st May 2017. Borrower advised that this was due to family difficulties and made card payments of 400.02 and 6.50 to cover monthly payment and fees. Second automated direct debit request supressed. June 2017 payment was made by direct debit on time. Last previous missed payment was in March 2013 and was a isolated incident.
B
905	Purchase	A	B	A	Risk	RISK.37	Principal Borrower no longer resides	No note on file with reason for different correspondence address. Account is performing and is up to date.	B
907	Purchase	A	A	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
Erratic payments with a history of no, over and underpayments made by bank payments and bank card throughout the course of the last 12 months. However, the arrears have not increased by over 1 month at any time in the last twelve months. Payment profile suggests arrears are likely to remain static. Reason for arrears appears to be financial mis-management over a considerable period of time.
B
911	Purchase	A	B	A	Risk	RISK.55	Title - Other Charges
Title extract dated 27th July 2017 indicates presence of an equitable charge dated 6th March 2015 created by an interim charging order in favour of Anglian Water Services Ltd. The financial extent and reason for the charge are unknown
B
913	Remortgage	A	B	B	Risk	RISK.55	Title - Other Charges	Equitable charge created by an interim charge dated 21st May 2012 in favour of Bank of Scotland Ltd.	B
913	Remortgage	A	B	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
Payments missed December 2016, January and April 2017. Cleared by making overpayments in the following months.  Borrower is a self employed taxi driver and a sub contractor, he is managing to keep on top of his payments although he has broken a few times his promises of payments due to his reduce income. The arrears have never been more than 2 months and he is cooperating. This trend is likely to continue as his account has had issues with payments since origination.
B
914	Remortgage	A	B	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
February 2016 payment was rejected and paid on 2nd presentation, March 2016 was also rejected and paid a few days later by card. Borrower explained this was due to a cheque not clearing in time. No forward issues.
B
914	Remortgage	A	B	B	Risk	RISK.37	Principal Borrower no longer resides	Address changed in 2010. No reason given or details since. Account is performing and up to date.	B
915	Purchase	A	B	A	Risk	RISK.37	Principal Borrower no longer resides
Since 2015 borrowers are separated, borrower 2 is living in the property with her new partner. Remove Borrower 1 was declined based on borrowers 2 affordability. No further notes after February 2017, however all the payments are being made to the account.
B
917	Remortgage	A	B	A	Risk	RISK.20	Vulnerability - Mental health
Borrower flag with mental health since September 2016, system shows that the sole borrower has mental health issues and suffers from anxiety. All the payments into the account since January 2009 are DWP.
B
917	Remortgage	A	B	A	Risk	RISK.55	Title - Other Charges
Title search dated 26th July 2017 shows an equitable charge created by an Interim Charging order dated 15th February 2013 in favour of Hillesden Securities Ltd. Equitable charge created by an Interim Charging order dated 18th March 2010 in favour of CL Finance Ltd. Equitable charge created by an Interim Charging order dated 21st June 2011 in favour of Northridge Finance Ltd.
B
917	Remortgage	A	B	A	Risk	RISK.32	DWP payments	DWP payments commenced 2009 and still being received. Account shows an overpayment balance of 25617, as the amount received exceed the monthly due payment. Interest only loan maturing in 11 months.	B
920	Purchase	A	B	A	Risk	RISK.37	Principal Borrower no longer resides	Change of address noted in November 2010. No reason given and this has not ben queried since. Account is performing and up to date.	B
921	Purchase	A	A	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
Direct debit of 313.57 paid 28th December 2016 was returned 29th December 2016, but represented successfully 9th January 2017. Borrower advised that reason for direct debit return was that borrower was over committed at Christmas 2016. No other payment issues since and has not impacted on overall account.
B
923	Purchase	A	A	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
Arrears carried forward were due to direct debit June 2016 collected on 28th June 2016 being returned 29th June 2016, but made up on representation 7th July 2016. Then the July 2016 direct debit collected 28th July 2016 was returned 29th July 2016 and made up by card payment 13th August 2016. As direct debit had then been cancelled by servicer the August 2016 was then paid by card payment on 2nd September 2016. September 2016 direct debit collected successfully. The October 2016 direct debit collected 10th October 2016 was returned 11th October 2016 and successfully represented on 19th October 2016. Final issue was that the May 2017 direct debit collected 10th May 2017 was returned 11th May 2017 and represented successfully 19th May 2017. The issues in last twelve months are all down to financial mismanagement in that borrower has a number of debits coming from bank around same time. Overall impact is that payments are rejected but are made up within the month and account never falls more than 1 month down at any point.
B
927	Remortgage	A	A	B	Payment Performance	PAY.06	Account in Credit - 2 consecutive payments missed
Present credit balance on account accrued from June 2010 as a result of overpayments from DWP until March 2015. Thereafter payments from borrowers have been erratic. Credit balance at start of review period on 1st July 2016 was 7485.64. This has reduced to current 4296.59 due to a series of returned direct debits and unpaid payments in last 12 months. Specifically, the direct debit for August 2016 paid 30th August 2016 was returned 31st August 2016. Direct debit for November 2016 made on 28th November 2016 was returned 29th November 2016. This was represented 7th December 2016, but returned again 8th December 2016. No actual payments made for December 2016 at all. Whilst January 2017 payment made, there have been no payments at all since that date. The credit balance is therefore masking the lack of payments recently.
B
930	Purchase	A	B	A	Risk	RISK.37	Principal Borrower no longer resides
Neither of the borrowers are residing at the security, as alternative correspondence addresses registered, only a few doors down from the security itself. No indication that the servicer has noted this. No indication as to the date he current correspondence address registered.
B
930	Purchase	A	B	A	Risk	RISK.66	Unauthorised Tenancy	Potentially the property is subject to an unauthorised letting as neither borrower resides at the security. There are no notes to indicate that this has been queried or investigated by the servicer.	B
933	Purchase	A	B	A	Risk	RISK.44	Lending into Retirement Issue
Borrower aged 73 at end of term. No indication that consideration given to affordability into retirement. Borrower working in I T and therefore may be able to continue, but no evidence of the lender obtaining confirmation of intention. No intended retirement age quoted on application.
B
934	Purchase	A	A	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
Direct debit paid 1st March 2017 was returned 2nd March 2017, represented 10th March 2017 and rejected again 13th March 2017. Card payment made 31st March 2017 to cover payment. Also Direct debit paid 2nd May 2017 rejected 3rd May 2017, but represented successfully 11th May 2017. Reasons given in each case were unanticipated events, not specified. Has had no overall impact on the account which remains up to date.
B
936	Remortgage	A	B	A	Risk	RISK.36	Borrower whereabouts unknown
System notes 9th August 2011 stated that borrower had moved out of security as split from spouse. There is no further communication to confirm whether borrower has returned to security or if still living elsewhere. The servicer system only shows a correspondence address that is the same as the security. There is no warning on the account to prompt collection of information. Appears spouse remains in security. However, the precise whereabouts of borrower are unclear.
B
938	Remortgage	A	A	B	Payment Performance	PAY.05	Account in Credit - Payment Missed/Partial Payments
Direct debit paid 6th July 2016 returned 7th July 2016, but successfully represented 15th July 2016. There have been no other issues and the account was in credit at the time due to overpayments. This does not appear to have adversely affected the conduct of the account.
B
940	Purchase	A	B	A	Risk	RISK.66	Unauthorised Tenancy
Consent to let given in September 2011, as borrower working abroad and not living at property. Consent to let expired in October 2012, no response received from borrower for renewal breach letter sent 8th March 2013. No further notes on file. Field agent instructed December 2015 no response on visits to property. Correspondence address for borrower still held. Current payments being made monthly by direct debit, no late payments or arrears seen.
B
940	Purchase	A	B	A	Risk	RISK.37	Principal Borrower no longer resides
Consent to let given in September 2011, as borrower working abroad and not living at property. Consent to let expired in October 2012, no response received from borrower for renewal breach letter sent 8th March 2013. No further notes on file. Field agent instructed December 2015 no response on visits to property. Correspondence address for borrower still held.  Current payments being made monthly by direct debit, no late payments or arrears seen.
B
942	Remortgage	A	B	A	Risk	RISK.05	Switched to IO - no repayment vehicle
Borrower request to change to interest only from repayment in December 2008, Letter sent to borrower to confirm. No evidence of late or missed payments no other information held. No details of any repayment vehicle to repay capital on file. No subsequent contact attempted by lender to review.
B
945	Purchase	A	B	A	Risk	RISK.37	Principal Borrower no longer resides
Noted mail returned gone away 27th April 2016 and 2nd October 2015. Noted Correspondence address for borrower 1. Borrower 2 address amended back to lending property address in March 2015 from previous correspondence address no contact made with Borrower 1. Repayment mortgage currently paid up to date with no missed payments or arrears.
B
949	Purchase	A	B	A	Risk	RISK.55	Title - Other Charges
2nd Charge in favour of Blemain Finance Limited dated 10th December 2015. Confirmed on Charges register in Land Registry search held. No adverse effect on loan borrower current making monthly overpayments to loan, no missed payments or arrears seen. Current overpayment of 14123.71 seen on account.
B
953	Purchase	A	B	A	Risk	RISK.19	Vulnerability - Severe or long term illness
Advised in February 2011 Borrower involved in accident receiving brain injury, unable to work and unable to make overpayments on loan. Original loan only for 10 years in 2008, current payments met no arrears seen.
B
959	Purchase	A	B	A	Risk	RISK.05	Switched to IO - no repayment vehicle
The mortgage was converted to interest only on the 6th April 2009 at the request of the borrower. There is no evidence on the system or paper to file indicating that the repayment vehicle has been discussed or evidenced. This was probably requested as the lender was notified of the borrowers bankruptcy 3 months later on 8th July 2009.
B
959	Purchase	A	B	A	Risk	RISK.30	BKO / IVA Post-Completion
Notification of bankruptcy of sole borrower received 8th July 2009 by the Grimsby County Court. The account had been switched to interest only 3 months prior to this and all interest only payments have been made since. As such the servicing of the mortgage has not been affected although the means of repaying the capital in 2037 is not known.
I
960	Remortgage	A	B	A	Risk	RISK.37	Principal Borrower no longer resides
The sole borrower advised on the 16th August 2016 that he no longer resided at the mortgaged property and he provided an alternative address for correspondence. He did not advise whether the mortgaged property was empty, tenanted or whether other parties were residing. If the property is let it is without the permission of the lender. The loan is currently being paid but is due to mature in March 2018.
B
961	Purchase	A	B	A	Risk	RISK.63	Other Occupants
Borrower is married and it was stated on the application that his wife would be resident. There was no occupancy condition on the mortgage offer dated 31 January 2007 . There are no current or historic arrears.
B
965	Purchase	A	A	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
Payment due August 2016 made by card on 9th September 2016. September payment made by bank card on 13th October and the payment due in October was made by direct debit on 31st October 2016. No other issues in the last 12 months.
B
969	Purchase	A	B	A	Risk	RISK.36	Borrower whereabouts unknown
A letter was returned to the lender from the mortgaged property on the 12th March 2014. The borrower had asked for consent to let on 1st November 2013 and was quoted a fee of between 375 and 1250. She was sent a lettings pack on 4th November 2013 but this was not returned. The letter being returned would infer that she has let the property anyway without the consent of the lender. It is not known if the property is still let or whether she has moved back in. There is no correspondence address.
B
969	Purchase	A	B	A	Risk	RISK.66	Unauthorised Tenancy
The borrower had asked for consent to let on 1st November 2013 and was quoted a fee of between 375 and 1250. She was sent a lettings pack on 4th November 2013 but this was not returned. The lender received a letter addressed to the borrower back from the mortgaged property on the 12th March 2014 which indicates that the borrower may have let the property anyway. It is not known if she has returned to the property or whether it still may be let. There has been no contact from the borrower since the 3rd April 2014. This has no impact on the loan and the Borrower is actually making overpayments.
B
970	Purchase	A	B	B	Risk	RISK.55	Title - Other Charges	Charge in favour of Creation Financial Services dated 4th May 2012 shown on lenders system, but the reason for charge and value are unknown.	B
970	Purchase	A	B	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
Direct debit collected 30th September 2016 was returned 3rd October 2016 and represented successfully 11th October 2016. Subsequent direct debits okay and account up to date. Reason for returned direct debit was an unexpected expense in September 2016.
B
971	Purchase	A	B	B	Payment Performance	PAY.03	New arrears >1mth in past 12mths
No payments were made between December 2015 and September 2016. A singular payment of 500 was paid on 5th October 2016,with no payment made in November 2016, but 1000 on 1st December 2016 and 500 on 7th December 2010 with further 1000 on 4th January 2017. There was then no payment made at all in February 2017. The full arrears balance of 4378.26 was paid on 23rd March 2017. The borrower advised that he had become unemployed due to suffering long term depression and was commencing meditation. Arrears in March 2017 were cleared with funds provided by father of borrower. Unknown it the previous health factors that affected ability to meet mortgage are still a factor and who is now funding the monthly payments going forward. It is noted that the payments for April were met in full, but following a small increase in the contractual payment from May 2017, the bank payments made are now short by 3.18 a month as the bank payment has not been amended. Nominal arrears now exist again of 6.36 and borrowers should be contacted.
B
971	Purchase	A	B	B	Risk	RISK.20	Vulnerability - Mental health
The account was up to date and then payments stopped in December 2015 and were not made for 10 months. The borrower advised that he had become unemployed due to suffering long term depression and was commencing meditation. This meant that no payments were received for a period of 10 months. The borrower then made lump sum payments to reduce the arrears balance and the arrears were cleared in full in February 2017. The account has been maintained since. The borrower had stated that he intended to start a dog breeding business from home. The vulnerable flag remains on the account but this has not influenced the monthly repayments since February 2017.
B
974	Purchase	A	B	A	Risk	RISK.66	Unauthorised Tenancy
The borrowers applied to let the property in June 2012 and returned the signed lettings pack. However, they have not returned a copy of the AST agreement and as such the property is considered to be let without consent. The latest letter sent to property was dated 7th November 2014. It is not known if the property is still let. There is no correspondence address on the system. The letting has had no detrimental effect to the mortgage payment history and all payments have been maintained to date with no problems whatsoever.
B
974	Purchase	A	B	A	Risk	RISK.36	Borrower whereabouts unknown
The borrowers applied to let the property in June 2012 and returned the signed lettings pack. However, they have not returned a copy of the AST agreement and as such the property is considered to be let without consent. The latest letter sent to property was dated 7th November 2014. It is not known if the property is still let. There is no correspondence address on the system. The letting has had no detrimental effect to the mortgage payment history and all payments have been maintained to date with no problems whatsoever.
B
975	Purchase	A	B	A	Risk	RISK.05	Switched to IO - no repayment vehicle
The mortgage was switched to an interest basis a month after completion in October 2007. There are no notes or documents indicating that an acceptable repayment vehicle was in place at that time or is in place now. Presumably as there are 15 years to run on the mortgage, the servicer will contact the borrower with regards to this in line with the guidelines laid down.
B
976	Purchase	A	B	A	Risk	RISK.32	DWP payments
The Borrower was retired at the age of 59 when she applied for the mortgage in 2007. Affordability for the mortgage appears to have been based on pension income only. From January 2008, the DWP had started to meet the cost of the interest element of the mortgage. This stopped in September 2012 but started again in November 2015 and this has continued to date. All payments have been made since with a current payment being made by the DWP in the sum of 49.08 every four weeks with the balance of 183.97 being made by the Borrower each month. There is no risk to the account whilst the DWP continue to make the interest payment. The DWP continue to monitor the account on an annual basis. The DWP payment is likely to continue unless the borrowers pension/income increases.
B
977	Remortgage	A	A	A	Risk	RISK.30	BKO / IVA Post-Completion
Both borrowers were employed at the time of applicant so the IVAs are in respect of personal debt. Both borrowers entered into an IVA at some time post completion and the lender was advised on or around 18th October 2012. At that time the lender was advised that the IVAs were performing as expected and that all payments were up to date. An annual statement was received on 27th June 2013 but no details on system or paper file. A further report was received on 1st August 2014 but again there were no details on the system. The IVA has had no detrimental affect on the account as all payments have been made on the account.
I
980	Purchase	A	B	A	Risk	RISK.37	Principal Borrower no longer resides
The property has been let with the consent of the lender since 11th December 2015. This has been reviewed by the lender on an annual basis and the borrower has continued to seek permission since. The letting of the property has not had an effect on the borrower servicing the loan and all payments have been made either from personal or rental income.
B
983	Remortgage	A	B	A	Risk	RISK.36	Borrower whereabouts unknown
On the 26th August 2016 one borrower advised that he and the other borrower were no longer together and a transfer of equity was proposed. He did not have the time to complete an affordability exercise so this has not progressed. It is assumed that at least one of the borrower has moved from the property though it is not clear which one and a forwarding address has not been provided. Therefore the whereabouts of at least one of the borrowers may be unknown. The interest only payments have continued to be made and the performance of the loan has so far been unaffected. There has been no contact from either borrower since.
B
983	Remortgage	A	B	A	Risk	RISK.05	Switched to IO - no repayment vehicle
The mortgage was originally taken out on a full repayment basis, The account was switched to interest only at the borrowers request on the 22nd August 2008. There is no note on the system or paper file detailing how the borrowers plan to repay the mortgage at the end of the term. They have signed the request asking for the account to be switched and that they are aware the full outstanding balance will be payable at the end of the term but the means of repayment is not known. In 2016 one of the borrowers mentioned making overpayments but this has not been pursued and no overpayments have been made to date. He was sent a quote to convert the mortgage to capital and repayment but this has not been taken up. The interest only payments have been maintained to date.
B
983	Remortgage	A	B	A	Risk	RISK.38	Joint Borrower no longer resides
Borrower 1 advised on the 26th August that he and the other borrower were no longer together and he was considering a transfer of equity. He did not have the time to complete an affordability exercise so this has not progressed. It appears that the second borrower has moved from the property though it is not clear and a forwarding address has not been provided. The whereabouts of this borrower is now unknown. The interest only payments have continued to be made and the performance of the loan has so far been unaffected.
B
986	Purchase	A	B	A	Risk	RISK.37	Principal Borrower no longer resides
Borrowers address is different of the security, no notes in system to explain why there is a different address or any evidence of attempts to query, no evidence of agreement to let pack sent.  Unable to verify if the property is occupied, however payments are being made.
B
990	Purchase	A	B	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
Payment for June 2016 made late causing minor arrears balance of 10.04.Borrower pays by card in last week of each month requiring very occasional attempted contact to secure payment. The account has been in credit with regular payments for the majority of the review period.
B
990	Purchase	A	B	B	Risk	RISK.13	Interest Only at Origination - Repayment Vehicle Issue
Letters sent in May 2013, October 2013, December 2014, January 2015 and January 2016. No evidence of recent letters being sent. There is no recorded current strategy verified. System still shows the original endowment repayment vehicle. As such the proposed strategy is not defined.
B
991	Purchase	A	B	A	Risk	RISK.32	DWP payments
DWP currently paying 49.72 every 4 weeks alongside which Borrower is sporadically making additional monthly payments of between 90.00 and 100.00. DWP payments have been to this account since at least 2009.
B
992	Purchase	A	B	A	Risk	RISK.55	Title - Other Charges	Second Charge registered 25th September 2009 C/O Sechiari Clark and Mitchell, noted as 1 pound. Second Charge registered 9th November2009 Woolwich County Court noted as 1 pound.	B
993	Purchase	A	B	A	Risk	RISK.44	Lending into Retirement Issue
Loan term is 40 years and Borrower will be 93 at end of loan. However, there is currently approximately 110,000 equity in the property, DWP are maintaining payments and there is also a guarantor on the account.
B
993	Purchase	A	B	A	Risk	RISK.32	DWP payments
DWP currently paying 22.56 every 4 weeks, alongside which the Borrower is making additional monthly payments of varying amounts.  DWP have been paying on this account since, at least, 2009.  Account has a credit arrears balance of in excess of 800.00.
B
994	Purchase	A	B	A	Risk	RISK.32	DWP payments
DWP currently paying 13.68 every 4 weeks with Borrower making additional monthly payments by direct debit for the full monthly payment. DWP have been making payments to the account since, at least, 2010.
B
994	Purchase	A	B	A	Risk	RISK.55	Title - Other Charges	Further charges registered in favour of Household Bank in May 2004 and HFC Bank in November 2006.	B
999	Purchase	A	B	A	Risk	RISK.06	Loan maturing in under 5 years not correctly managed	No IO letters sent for 5 year reminder, possibly due to warning flag TRU IOCS. Loan due to mature February 2020. Borrower is making over payments and the loan has reduced to approximately 28k.	B
999	Purchase	A	B	A	Risk	RISK.33	True IOCS Hold Out Marker	Loan is flagged as True Interest Only. Loan matures February 2020.	B
1000	Purchase	A	B	A	Risk	RISK.33	True IOCS Hold Out Marker	Loan is flagged as True Interest Only. Loan matures April 2020. Marker set 7th August 2015.	B
1000	Purchase	A	B	A	Risk	RISK.06	Loan maturing in under 5 years not correctly managed
No letters or outbound telephony contact attempts in relation to ascertaining the Borrowers interest only contact strategy since 2013 when letters were sent reminding the borrower of obligations. Loan flagged as TRU IOCS Holdout in August 2015, unclear why. Loan due to mature in 2 years in April 2020. Borrowers have been making lump sum payments to reduce the loan.
B
1001	Remortgage	A	B	A	Risk	RISK.38	Joint Borrower no longer resides	Address change was received for borrower 2 in 2015. No reason noted. Payments are up to date and no issues. Very small balance.	B
1002	Purchase	A	B	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments	No payment made to account in December 2016 but increased monthly payments made from January 2017 through to April 2017 inclusive, to clear arrears. Account is currently 220.00 in credit.	B
1002	Purchase	A	B	B	Risk	RISK.37	Principal Borrower no longer resides	No reason noted for change of correspondence address. Account is up to date.	B
1004	Purchase	A	A	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments	Over one month arrears in account as of July 2016, this payment was cleared in March 2017. December 2016 payment was made in January 2017.	B
1006	Remortgage	A	B	A	Risk	RISK.44	Lending into Retirement Issue
This is a 40 year loan term. Borrower is currently 82 years old and will be 100 at loan maturity. No copy of application form available to ascertain what intended interest only exit strategy was planned. Whilst the recent payment history has been good and there is plenty of equity in the property (approximately 13% Loan To Value) urgent investigations into both the on-going affordability of the mortgage and Borrowers intentions regarding her interest only exit strategy, are strongly recommended.
B
1006	Remortgage	A	B	A	Risk	RISK.32	DWP payments
DWP are currently making payments of 3.60 every 4 weeks, with the Borrower making direct debit payments for the normal monthly payment. DWP have been making payments to this account since, at least, 2009.
B
1007	Shared Ownership	A	B	A	Risk	RISK.37	Principal Borrower no longer resides	There are no notes as to why there is a different correspondence address in notes. Payments are being made and the account is up to date.	B
1008	Purchase	A	B	A	Risk	RISK.13	Interest Only at Origination - Repayment Vehicle Issue
Loan due to mature December 2020, that is 3 years and 6 months away. Letters sent out in June 2013, August 2013, September 2013 and 5 year letter December 2015. Outbound telephony activity in February 2016. Next chase activity should be at 3 years to maturity in December 2017.
The original and current strategy stated on system is endowment. However, up to date details of borrowers exit strategy should be obtained.
B
1009	Remortgage	A	B	A	Risk	RISK.27	CCA Remediation
R15: CCA Remediation code on system. Manual adjustment of 1,024.37 in February 2015 equates to current arrears credit balance. Letter to Borrower on file confirming CCA issues and confirming account adjustment.
B
1009	Remortgage	A	B	A	Risk	RISK.37	Principal Borrower no longer resides	No reason in notes for change of correspondence address. Payments are being made and account is up to date.	B
1010	Purchase	A	A	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments	April payment made 1st of May, account shows arrears for April 2017 however immediately cleared.	B
1011	Remortgage	A	B	A	Risk	RISK.44	Lending into Retirement Issue
This loan has a 40 year loan term. Borrower 1 and Borrower 2 are currently 78 years old and 74 years old, respectively. At loan maturity, Borrower 1 and Borrower 2 will be 97 and 93, respectively.  However, Borrower 1 confirmed in October 2015 that they already have savings in place to clear the loan balance. This can be evidenced by regular lump sum payments made to the account which has reduced the balance from the advance amount of 29,872 to the current balance of 9,859. Furthermore, the payment record is good and there is plenty of equity in the property with the current Loan To Value being approximately 4%.
B
1012	Purchase	A	B	A	Risk	RISK.44	Lending into Retirement Issue
Borrower is currently 76 years old and will be 95 at loan maturity. Loan was originally written in joint names with husband who passed away in 2013. Whilst the payment record is good and there appears to be plenty of equity in the property with the approximate current Loan To Value being 19%, further details in relation to the Borrowers planned interest only exit strategy should be obtained.
B
1012	Purchase	A	B	A	Risk	RISK.33	True IOCS Hold Out Marker	Loan is flagged as True Interest Only. Matures 2036.	B
1014	Purchase	A	B	A	Risk	RISK.55	Title - Other Charges	Subsequent charge registered in favour of Drydens solicitors in May 2007.	B
1018	Purchase	A	B	A	Risk	RISK.13	Interest Only at Origination - Repayment Vehicle Issue
Loan due to mature April 2022, and so has 4 years 10 months to run at cut off date. Letters sent June 2013, July 2013, August 2013 and April 2017 on the 5 years to maturity date and outbound attempted telephony contact in September 2016, October 2016 and November 2016. Despite this there has been no response to the contact attempts to date an as such no current updated details of exit strategy evident. Original states vehicle was an endowment policy and still registered on system.
B
1020	Purchase	A	B	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments	The May 2017 direct debit payment was returned unpaid but cleared when represented. No other issues in the last 12 months.	B
1020	Purchase	A	B	B	Risk	RISK.55	Title - Other Charges	Three subsequent charges registered - First National Bank in March 1999, Restons c/o Trinity Chambers in June 2010 and Arrow Global in May 2014.	B
1021	Purchase	A	B	A	Risk	RISK.44	Lending into Retirement Issue
Term takes borrower to age 74 at the end of the term. There is no evidence that affordability beyond retirement has been properly assessed. The borrower was an Independent Financial Advisor at the time of application and had been for 12 years so whilst the term would take him way beyond his state retirement age of 65 it is reasonable to think that given his occupation he would make provision to either repay the mortgage or maintain a sufficient income to support the mortgage once he had retired. He had stated that he would reduce the mortgage balance over the term by means of lump sum reductions but this has not happened.
B
1021	Purchase	A	B	A	Risk	RISK.36	Borrower whereabouts unknown
The property is let without consent. The latest letter sent to the borrower at his address in Italy has been returned on 13th March 2017. Potentially the current address held may not be current. The last 12 months payments have been made with no issues.
B
1021	Purchase	A	B	A	Risk	RISK.66	Unauthorised Tenancy
The system indicates that the property has been let to the borrowers brother since 18th December 2002. Consent to let has never been obtained. The borrower has not been resident since 2002. The loan has been performing over the last 12 months so this does not appear to have had an adverse effect.
B
1023	Purchase	A	A	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments	Payments made by bank payment. Payments due in August 2016 and December 2016 were made a couple of days after the end of the month. No other issues in the last 12 months.	B
1024	Shared Ownership	A	A	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
Direct debit returned unpaid 29th June 2017. As the cut off date was the end of June 2017, It was paid on the 7th July. July and August payments made. Borrower advised he had insufficient funds in his account. No other issues in the last 12 months.
B
1025	Purchase	A	B	A	Risk	RISK.63	Other Occupants
The application form dated 23rd November 1998 stated that the borrower was married and that their spouse would be resident in the property. It is not known why the spouse was not a party to the mortgage and the purchase. There is no condition in the mortgage offer dated 11th January 1999 specifying that the spouse should sign the relevant disclaimer as an occupier. It is unknown if this waiver was signed.
B
1026	Purchase	A	B	A	Risk	RISK.66	Unauthorised Tenancy	Unauthorised tenancy marker set on system 2nd May 2014. No further details known. All payments made over the last 12 months so this has not had an adverse effect on the payment performance.	B
1026	Purchase	A	B	A	Risk	RISK.36	Borrower whereabouts unknown	Note added to system on 2nd May 2014 stating that an unauthorised tenancy marker had been set. No details known concerning the Borrowers new address. No impact so far on the payment performance.	B
1028	Purchase	A	B	A	Risk	RISK.36	Borrower whereabouts unknown
Negative Equifax trace result 21st January 2016. Mail returned 2015. The notes from January 2016 indicate that the borrower may not be resident in the property. Borrower is making payments weekly. If there are five weeks in the months then she overpays.

B
1028	Purchase	A	B	A	Risk	RISK.55	Title - Other Charges	Charge in favour of Eversheds Solicitors dated 20th May 2006 in the sum of 1 Charge in favour of Cabot Financial Limited dated 11th March 2015 in the sum of 1	B
1030	Purchase	A	A	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments	Direct debit returned unpaid 30th June 2016. Paid on representation of direct debit 8th July 2016. No other issues in the last 12 months.	B
1031	Purchase	A	B	A	Risk	RISK.06	Loan maturing in under 5 years not correctly managed
There is no evidence on the paper file or on the system that any letters or phone calls have been made with regards to the repayment of the mortgage which ends on 30th June 2020. Letter are expected to be sent from five years out. The loan has been included in the TRU IOCs Holdout campaign but it is unclear why.
B
1031	Purchase	A	B	A	Risk	RISK.33	True IOCS Hold Out Marker	Loan is flagged as True Interest Only. Loan matures June 2020.	B
1031	Purchase	A	B	A	Risk	RISK.32	DWP payments
The monthly payment is made up of a DWP payment of 49.80 every four weeks and a bank payment made by the borrower in the sum of 21.51 every calendar month. The payments are not showing as the same every month as the DWP is made every four weeks. There are no underpayments for any month and the account currently has a credit balance of 46.67.
B
1032	Remortgage	A	B	B	Risk	RISK.55	Title - Other Charges	Second charge in favour of Central Trust Plc dated 14th September 2002 in the sum of 1	B
1032	Remortgage	A	B	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
The account was almost 2 months in arrears in July 2016 and then overpayments were made in August and September 2016 to bring the account up to date. No payment was made in October 2016. Payments then made November - May 2017 inclusive but no payment made for June 2017 which means that the account is now again 2 months in arrears. The reason for the arrears is not know specifically although there is a vulnerable flag on the case due to ill health.
B
1032	Remortgage	A	B	B	Collections and Servicing	COLL.01	Borrower(s) not co-operating
The Borrower does not answer calls or letters and has refused a field agent interview on numerous occasions the most recent being 15th June 2017. The Borrower stated that she was ill and would contact the Servicer direct. This has not happened according to the notes up to the cut off date of 30th June 2017.
I
1032	Remortgage	A	B	B	Risk	RISK.19	Vulnerability - Severe or long term illness
Borrower flagged as vulnerable due to ill-health on 15th October 2015 but nature of illness not noted on file although borrower has advised that she relies on her daughter to assist with her making payments due to her being in and out of hospital.
B
1033	Purchase	A	B	A	Risk	RISK.44	Lending into Retirement Issue
The Borrower was a retired member of staff at application. They were 64 at origination and will be 104 at maturity. Borrowing was based on her state and occupational pension but her pension has also been given as the means of the repayment of the loan. The LTV is very low currently approximately 4.84% and payments only 40pm. The interest rate appears to be a 0.34 reduction on standard variable rate due to the borrower being a staff pensioner.
B
1033	Purchase	A	B	A	Risk	RISK.33	True IOCS Hold Out Marker	Loan is flagged as True Interest Only. Loan matures June 2042.	B
1033	Purchase	A	B	A	Risk	RISK.25	Vulnerability - Other	The borrower was aged 64 at completion, is aged 79 now and will be 104 at the end of the term. There are still 25 years left to run on this account. The Borrower is a retired member of staff.	B
1034	Purchase	A	B	A	Risk	RISK.55	Title - Other Charges	Equitable charge dated 17th June 2010 registered in favour of National Westminster Bank. Equitable charge dated 19th July 2010 registered in favour of Hillesden Securities Ltd.	B
1036	Purchase	A	B	A	Risk	RISK.05	Switched to IO - no repayment vehicle	Loan was originally set up on repayment but converted at the borrowers request on 12th July 2006. There is no evidence of the repayment vehicle being agreed.	B
1038	Purchase	A	B	A	Risk	RISK.55	Title - Other Charges	Title register extract dated 26th July 2017 shows a second charge registered dated 17th October 2007 in favour of Skye Loans Limited. The value and reason for charge is unknown.	B
1042	Purchase	A	B	B	Risk	RISK.61	Ground Rent Debited
Historically ground rents were charged to the main loan account. This was on 4th October 2012 for a sum of 3060.22. An administration fee of 30.00 was also added. There have been no further ground rents charged to the account since this date. No annual interest separately chargeable as ground rent balance included in the total main loan account balance.
B
1042	Purchase	A	B	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
Payments are due the 3th of each month, however there paid a few days after the end of each month by bank payments as borrower receive her salary. On the other hand, account does not present a balance in arrears as the amount paid in is higher than the expected monthly  payment and presents an overpaid balance of 2k.  No other issues in the last 12 months
B
1042	Purchase	A	B	B	Risk	RISK.66	Unauthorised Tenancy
System notes show that in 2016 the property was rented. A trace enquiry was made  on 9th January 2017 but report was not returned. Potentially property remains tenanted as borrower does not live in that property. The Borrower is currently making overpayments and has maintained the loan for the last 12 months.
B
1042	Purchase	A	B	B	Risk	RISK.37	Principal Borrower no longer resides	Borrower not in occupation of security. Alternative correspondence address registered.	B
1044	Purchase	A	B	A	Risk	RISK.61	Ground Rent Debited

Historically ground rents were charged to the main loan account. This was for 1225.90 on 28th June 2004 and for which an administration fee of 40.00 was charged. Subsequently the ground rent was charged by a sub account being created. Sub accounts 2 relates to a ground rent account with sub account 2 being created for 3720.48 on 14th June 2013. Upon the charging of the ground rent to the main account and the creation of a sub account a 30.00 administration fee is charged to the main account. Borrower was chased on each occasion by way of letter and phone to attempt to get borrower to meet commitment, but on each occasion without success. Ground rent annual charges have been applied as follows to the main account balance for the outstanding balance on sub account 2, 98.23 on 22nd August 2014, 98.23 on 22nd July 2015 and 25th July 2016.
B
1046	Purchase	A	B	A	Risk	RISK.61	Ground Rent Debited
Historically ground rents were charged to the main loan account. These occurred on 1st September 2006 for 849.71 for which an administration fee of 50.00 was charged, 3rd February 2009 for 1011.69 for which an administration fee of 30.00 was charged, 20th September 2011 for 1075.75 for which an administration fee of 30.00 was charged and 10th May 2012 for 846.12 for which an administration fee of 30.00 was charged. Subsequently the ground rents have been charged by sub accounts being created. Sub accounts 2 was created on 20th June 2013 for 671.69 and upon the creation of a sub account a 30.00 administration fee is charged to the main account. Borrower was chased on each occasion by way of letter and phone to attempt to get borrower to meet commitment, but on each occasion without success. Ground rent annual charges have been applied as follows to the main account balance for the outstanding balance, for sub account 2, of 18.94 on 22nd August 2014, 17.86 on 23rd July 2015 and 16.67 on 27th July 2016.
B
1050	Purchase	A	B	B	Risk	RISK.05	Switched to IO - no repayment vehicle
Account switched to Interest only in 2006. A recent interest only campaign carried out in 2016 did not manage to establish contact with borrower .There is currently no arrears although account had erratic payments since origination. the current repayment strategy remains unknown. Loan maturity is in 2029. Further advance of 12000 originated in 2005, CER 1051, remains in repayment.
B
1050	Purchase	A	B	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
Arrears cleared on June 2017, the account has only been up to one month in arrears over the last 12 months. The reason for the arrears in the account is that other commitments are being prioritised. Borrower always pays by card in last week of each month requiring several monthly attempts of contact to secure payment.
B
1054	Purchase	A	B	A	Risk	RISK.38	Joint Borrower no longer resides	Borrowers have separated and Borrower 2 no longer lives at the address. Her new address is noted. There have been no recent issues with the account that is up to date.	B
1054	Purchase	A	B	A	Risk	RISK.63	Other Occupants	In November 2015 Borrower 2 informed that borrower 1 was living in the property with his new partner.	B
1060	Purchase	A	B	A	Risk	RISK.05	Switched to IO - no repayment vehicle	The account was switched from repayment on 10th July 2014. No repayment vehicle	B
1060	Purchase	A	B	A	Risk	RISK.33	True IOCS Hold Out Marker
Loan is flagged as FIO IOCS Holdout. 10 years to maturity. Interest only and payments being made. No contact has been made to borrowers. This was noted as a temporary switch in 2014 but has not yet reverted.
B
1062	Purchase	A	B	B	Risk	RISK.41	Complaint (not PPI)
Complaint received 11th May 2017 relating to the fact that the customer was under the impression from the field agent that a second collection was due for May 2017 payment on 14th May 2017 whereas this was actually 10th May 2017.  Phone call made to customer 11th May 2017 who accepted the explanation provided and was happy for complaint to be closed down.
B
1062	Purchase	A	B	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
Direct debit collected 30th June 2016 being returned 1st July 2016, this was represented 11th July 2016, but returned 12th July 2016. Further direct debit collected 31st July 2016 was returned 2nd August 2016 and represented 9th August 2016 with this being returned 10th August 2016. Direct debit then collected 31st August for higher sum of 993.56, but returned 1st September 2016. Arrears were then reduced to 430.24 as at 31st October 2016 or 0.87 months by way of 2 card payments of 627.79 on 11th October 2016 and 923.88 on 27th October 2016. This remained the case until January 2017 when a further 2 card payments reduced the arrears to 250.00. The arrears were then cleared in full by March 2017 as a result of a further 2 card payments in addition to the direct debit collection. The direct debit collected on 30th April 2017 was returned 3rd May 2017, but only partly made up by a card payment of 249.42 on 10th May 2017. In addition the direct debit collected 10th May 2017 was returned 11th May 2017, but represented successfully on 31st May 2017. The account was ultimately brought up to date in June 2017 as a direct result of a promise to pay agreed on 19th June 2017 and made 30th June 2017. Case notes indicate the reason for arrears was due to borrowers tax code not being correct following a change of job. Whilst these returned items were regular over a period, they were dealt with by regularly maintained contact with borrower and arrangements being made. It is unclear given recent returned direct debits whether the issues causing these are now truly historic or may cause further issues.
B
1064	Purchase	A	B	A	Risk	RISK.37	Principal Borrower no longer resides
14th July 2015 borrower advised that property is currently let.  Letter sent re Unauthorised Letting. Borrowers new address registered 10th April 2017.  Consent to Let Application received 19th June 2017 and agreed. Account conduct has continued to be satisfactory throughout the process.
B
1064	Purchase	A	B	A	Risk	RISK.61	Ground Rent Debited
There have been no historical ground rents raised against the main account. Sub account 2 has been created to enable the settling of unpaid ground rent relating to the security on 29th March 2017 for a sum of 400.00. This was further increased when a supplementary charge was applied of 263.18 on 3rd May 2017 to the same sub account. Upon the creation of a sub account a 30.00 administration fee is charged to the main account on each occasion. Borrower was chased on each occasion by way of letter and phone to attempt to get borrower to meet commitment, but on each occasion without success. Ground rent annual charges have not been applicable to date.
B
1066	Remortgage	A	B	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
August 2016 Direct Debit recalled, no payment received. No reason given. 1 month arrears at 31st August 2016. August 16 second collection honoured on 1 September 2016. September 2016 DD recalled. Borrower unaware of any reason. Honoured on second collection. October 2016 DD recalled. 1 months arrears at 31st October 2016. Borrower stated prioritisation of other commitments. Two payments received December 2016 to clear arrears. No further payment issues.
B
1066	Remortgage	A	B	B	Risk	RISK.61	Ground Rent Debited
Sub accounts 2 relates to unpaid ground rent account of 200.06 on 26th June 2015. Upon the creation of the sub account a 30.00 administration fee is charged to the main account. Borrower was chased on each occasion by way of letter and phone to attempt to get borrower to meet commitment, but on each occasion without success. Ground rent annual charges have been applied to the main account balance for the outstanding balance for sub account 2 of 6.00 on 26th July 2016.
B
1068	Purchase	A	B	A	Risk	RISK.30	BKO / IVA Post-Completion
Notice of Bankruptcy received for borrower 2 29th February 2015. Actual bankruptcy appears to relate to 2014.
There were some returned payments in 2014 i.e. January 2014 direct debit was returned and paid on second collection on 10th February 2014. No reason given. July 2014 direct debit was returned on first and second collection with card payment made on 29th August 2014. Reason given Borrower 2 is self employed and had job cancelled unexpectedly. Subsequent account conduct has been satisfactory although the account note dated 18th September 2015 indicates that borrowers have separated and the account is being maintained by borrower 1. Borrower 2 left the property on 1st July 2015. The affect of these changes in the borrowers circumstances on the proposed PEP/Pension/ISA backed Repayment Vehicle is unknown.
B
1068	Purchase	A	B	A	Risk	RISK.36	Borrower whereabouts unknown	Borrower 2 left the property on 1st July 2015. Lender advised Borrower 1 they would need Borrower 2 to call and update address details but there is no indication that he has ever contacted the lender.	B
1068	Purchase	A	B	A	Risk	RISK.55	Title - Other Charges
Seven other charges registered on property.
Contractors Plant Hire(Reading) Ltd 28th May 2012. Charge amount1.00.
Igroup Loans Ltd 21st September 2005. Charge amount 11000.
Igroup Loans Ltd 22 September 2005. Charge amount 11000.
Barclays Bank plc 15th July 2008. Charge amount 44374.
Marlin Europe Ltd 2nd December 2013. Charge amount 1.00
MKDP LLP 6May 2015. Charge amount 1.00
Cabot Financial UK Ltd 15th February 2016 8080
B
1068	Purchase	A	B	A	Risk	RISK.38	Joint Borrower no longer resides	Notes indicate borrower 2 left the property on 1st July 2015. No indication that an updated address has been provided to date. There does not appear to be any impact on the loan at present.	B
1070	Purchase	A	B	A	Risk	RISK.05	Switched to IO - no repayment vehicle
Sub account 1 completed on Repayment on 24th March 2005 and a request to switch to Interest Only was received on 14th November 2005. There appears to have been some admin errors as the account was then switched to Repayment from July 2006 with an apology for previously advising that it had been switched to Interest Only. It was then switched back to Interest Only from January 2007. No Repayment Vehicle details were provided.
B
1072	Purchase	A	B	A	Risk	RISK.05	Switched to IO - no repayment vehicle
Both sub accounts converted to Interest Only. Sub 01  with effect from 28th July 2007 Sub 02 with effect from 28th January 2009. No repayment vehicle given at the time of switch to Interest Only. 29th July 2016 Interest Only Campaign call indicates Repayment Plan Stocks.
B
1074	Purchase	A	B	A	Risk	RISK.36	Borrower whereabouts unknown
Last system note is dated 5th September 2015 and states that post was returned marked gone away. There is no evidence that the servicer attempted to verify that borrower was still in occupation. Subsequent letters have not been returned, but in the absence of contact the current occupancy is unclear.
B
1074	Purchase	A	B	A	Risk	RISK.05	Switched to IO - no repayment vehicle
Loan switched to interest only 7th March 2006. No repayment vehicle provided at time. 15 year interest only review carried out 29th September 2014 and customer advised that there are currently no plans in place to meet the interest balance outstanding. Did not wish to speak to advisor at the time. No further contact since.
B
1080	Remortgage	A	B	A	Risk	RISK.19	Vulnerability - Severe or long term illness
Account flagged as vulnerable customer. Explicit consent provided 22nd august 2016 to record illness as having rare form of gastro intestinal cancer affecting liver and bowel. Stated to have short life expectancy. Lump-sum payments made to the main account of 11761.76 on 18th October 2016 and 2238.24 on 19th October 2016 show as part of receipts in that month. Current overpayment plan agreed at contractual payment plus 308.73 from May 2017. The lump sum overpayments were received from a critical illness pay out. All money laundering checks made.
B
1082	Remortgage	A	B	A	Risk	RISK.05	Switched to IO - no repayment vehicle
Main loan switched to interest only 6th July 2006. There was no repayment vehicle detailed at the time. Servicer system still shows the repayment vehicle as savings, but there is no evidence that this has been verified recently. The sub account 2 was issued on interest only at origination and there was no repayment vehicle detailed. The servicer system indicates this is via savings. A recent interest only campaign carried out on 17th October 2016 did not manage to establish contact and therefore the current repayment strategy for both the main and sub account 2 has not been verified. However, it is noted that loan is under the Choices product and as such is currently showing a credit balance of 19234.90 as a result of an agreed overpayment of 436.30 per month since August 2015. This current arrangement will not be sufficient to clear the entire balance on maturity, but will make a significant reduction, which may then leave a balance that may be able to be cleared from other sources.
B
1084	Purchase	A	B	A	Risk	RISK.32	DWP payments	Borrower receiving DWP following unemployment, DWP make one payments to cover both loans with borrower making additional card payments to cover the payment shortfall	B
1086	Remortgage	A	B	A	Risk	RISK.30	BKO / IVA Post-Completion
Notice of completion of IVA Payplan, voluntary arrangement following meeting of creditors held on 6th October 2010. IVA date of completion 15th July 2016. There has been no adverse impact on the payment of the loan.
I
1086	Remortgage	A	B	A	Risk	RISK.37	Principal Borrower no longer resides
Noted that consent to let was granted on the property on the 17th June 2015 and this has been reviewed and renewed annually by the lender, the last review having taken place on 15th September 2016 for a further 12 months. Correspondence and residential address held for borrower.
B
1088	Remortgage	A	B	A	Risk	RISK.55	Title - Other Charges
Interim charging order in favour of C I Finance registered 26th August 2008. Purpose and value unknown. Interim charging order in favour of Cabot Financial registered 6th October 2011. Purpose and value unknown.
B
1088	Remortgage	A	B	A	Risk	RISK.61	Ground Rent Debited
Historically ground rents were charged to the main loan account on 21st August 2008 for 3189.02, on 17th May 2011 for 1321.07, on 24th October 2012 1095.18.   Subsequently Ground rent has been charged by a sub account being created. Sub account 2 relates to ground rent account for 1720.76 on 17th March 2016. Upon the charging of the ground rent to the main account or the creation of a sub account a 30.00 administration fee is charged to the main account. Borrower was chased on each occasion by way of  phone to attempt to get borrower to meet commitment, but on each occasion without success. An additional Ground rent annual charge was applied for sub account 2 for 47.46 on 11th April 2017.
B
1094	Remortgage	A	B	A	Risk	RISK.55	Title - Other Charges
Land registry title extract shows an equitable charge dated 10th June 2008 in favour of Capquest Investments Ltd registered via an interim charging order. Details and value of charge not detailed. Further charging order registered in favour of MBNA Europe dated 25th October 2011, but with only a notional 1.00 value. No other details noted.
B
1102	Purchase	A	B	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
Direct debit returned unpaid on 2nd June 2017. Borrower rang to pay by bank card on the 5th. She advised that she did not know why the direct debit was not honoured as there were funds in the bank account. The mortgage account is now up to date and there have been no other issues in the last 12 months.
B
1102	Purchase	A	B	B	Risk	RISK.55	Title - Other Charges	Charge in favour of Nemo Personal Finance dated 30th March 2007 in the sum of 25295 Charge in favour of GE Money Home Finance Limited dated 11th July 2007 in the sum of 13972	B
1104	Purchase	A	B	A	Risk	RISK.05	Switched to IO - no repayment vehicle
Main 1 has been switched to interest only at some stage although the notes on the system are not specific. This appears to have been done in 2008. No details of the endowment policy have been provided. Payments of interest only have been maintained. It is assumed at this stage that the borrower will have the means to repay the capital balance. The mortgage has 14 years left to run. The lender spoke to the borrower on the 26th December and stated that he would like to commence over payments of 50 but this does not appear to have been implemented and in any event this would only have reduced the capital balance by around 9000, leaving 93671. The borrower stated that he had no repayment plan so there is no current endowment in place.
B
1106	Purchase	A	B	A	Risk	RISK.05	Switched to IO - no repayment vehicle
The account was switched to interest only on the 21st August 2007. The only notes on the system state that the borrower rang on the 8th August asking for a quote to switch and this was then implemented presumably at her request on the 26th. There are no notes to indicate how she intended to repay the capital balance at the end of the term or that this had been discussed at the time. The borrower rang in on the 24th March 2016 looking for options to repay the capital balance as she had no repayment plan in place. A part repayment of 5000 was discussed but she only repaid 2000 on 29th September 2016. The account remains on an interest only basis. Outbound calls have been attempted on 20th May, 3rd and 4th August 2016 regarding repayment of the capital balance but no contact has been made.
B
1108	Remortgage	A	A	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
Erratic payments  with a history of no, over and underpayments made by bank card throughout the course of the last 12 months. However, the arrears  have not increased by over 1 month at any time in the last twelve months. Payment profile suggests arrears are likely to remain static. Reason for arrears appears to be financial mis-management over a considerable period of time. The account has been in arrears to a degree since  2011. The account is less than one month in arrears as at the end of June 2017.
B
1110	Purchase	A	B	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments	Payments due July 2016 and September 2016 have been made a few days late and have rolled over into the following month and have been applied back. No other issues in the last 12 months.	B
1110	Purchase	A	B	B	Risk	RISK.03	Third Party Payments
Unauthorised third party payment made on the account as follows. Payment of 350 made by mother on 29th October 2013. Full arrears balance of 2500 made on 11th November 2013 by a third party with the same surname.
Payment of 275 made by mother on 31 March 2014. Payment of 600 made by mother on 11th June 2015. Payment of 300 made by mother on 4th September 2015.
Payment of 300 made by mother on 30th November 2015.
Payment of 300 made by mother on 29th December 2015.
Payment of 300 made by mother on 3rd February 2016. Payment of 300 made by mother on 7th March 2016. The account has been continually in arrears between 2009 and the Borrower has received assistance in making payments and clearing arrears prior to a proposed conviction. No assistance has been given directly since March 2016 and payments have since been made to date.
B
1110	Purchase	A	B	B	Risk	RISK.55	Title - Other Charges	Charge in favour of Southampton City Council dated 14th March 2008 in the sum of 17000 Charge in favour of Cabot Financial Limited in the sum of 1	B
1112	Purchase	A	B	A	Risk	RISK.30	BKO / IVA Post-Completion
Bankruptcy registered 24th August 2006 which was subsequently ceased 3rd July 2007.  However as this was registered pre-migration there are no notes on file to explain the circumstances surrounding.  Borrower subsequently made an application for transfer of equity and at the time confirmed that the bankruptcy was in respect of her previous partner (who had left the property) and as a result the warning was ceased.  In any event this did not affect the performance of the loan either at the time or since and the account has been well conducted and is up to date
I
1112	Purchase	A	B	A	Risk	RISK.05	Switched to IO - no repayment vehicle
Borrower requested that sub account 1 be transferred to interest only on 28th June 2007.  There are no notes on file to indicate what repayment vehicle was agreed at the time so it is not possible to confirm the acceptability of the repayment vehicle
B
1116	Purchase	A	B	A	Risk	RISK.55	Title - Other Charges
2nd Charge dated 21st July 2008 registered in favour of Barclays Bank PLC for 11993.  The charge has had no effect on the conduct of the account either at the time or since and the account is currently up to date
B
1116	Purchase	A	B	A	Risk	RISK.05	Switched to IO - no repayment vehicle
No evidence on file of the repayment vehicle following conversion of the account to interest on 8th February 2007.  Attempts to speak to the customer about current plans have been unsuccessful so it is not possible to establish if a suitable repayment strategy exists and whether it is on track to repay the loan
B
1116	Purchase	A	B	A	Risk	RISK.37	Principal Borrower no longer resides
PAD notes dated 27th August 2009 advise that a correspondence address had been given by the borrower which was registered on the account.  There are no further notes to explain why it was necessary to register an alternative address or indeed if the customer is still residing at the property.  The risk is clearly that the property is either vacant or let out without consent
B
1120	Purchase	A	B	A	Risk	RISK.05	Switched to IO - no repayment vehicle
Loan switched in 2007. No repayment vehicle noted on file, Borrowers given repayment quotations in July 2009, no amendment made. No subsequent contact made with borrowers noted on file for discussions relating to clearance of capital on loan.
B
1122	Purchase	A	B	A	Risk	RISK.38	Joint Borrower no longer resides
Noted transfer of equity in April 2008, father added to property. Noted father has different residential address and would not appear to live at property. Noted also recent note June 2017 Borrower 1 looking to remove current Borrower 2 father and replace with current partner. No documentation has yet been completed. Current payments are up to date and no payment issues seen.
B
1128	Purchase	A	B	A	Risk	RISK.05	Switched to IO - no repayment vehicle
No evidence of up to date repayment vehicle, originally loan was repayment , Loan converted to interest only 30th December 2008. Borrowers contacted in June 2016 and advised that property was up for sale and would not discuss further options. No further update noted.
B
1132	Remortgage	A	B	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
Noted direct debit rejected on 28th October 2016 on both sub account 1 453.40 and sub account 2 ground rent 2.09. Both payments were successfully made by second automated direct debit request on 8th November 2016 and account brought up to date. No contact with borrowers obtained. No further payments missed.
B
1132	Remortgage	A	B	B	Risk	RISK.61	Ground Rent Debited
There have been no historic unpaid ground rents charged to the main account. However, Sub account 2 relates to unpaid ground rent and was created on 16th October 2014 for the amount of 259.50. An administration fee of 30.00 was charged to the main account at this time. Borrower was chased on each occasion by way of letter and phone to attempt to get borrower to meet commitment, but on each occasion without success. Ground rent annual charges have been applied as follow to the main account in respect of the outstanding balance on sub account 2, 7.23 on 4th November 2015 and 6.15 on 1st November 2016.
B
1134	Remortgage	A	B	A	Risk	RISK.30	BKO / IVA Post-Completion
Noted Bankruptcy dated 3rd October 2008. Borrower had long term unemployment and no income from 2008 to 2013. Application was made by Trustee in Bankruptcy for possession proceedings on 28th December 2011. Theses were suspended till 9th March 2012. No further notes on file. Borrower has returned to work in 2014 and no further missed payments have been seen since 2015. Legal timescales would mean that Bankruptcy has now expired.
I
1134	Remortgage	A	B	A	Risk	RISK.05	Switched to IO - no repayment vehicle	Loan transferred from repayment to interest only in October 2006. No notes on file re any repayment vehicle in place to clear capital on loan.	B
1136	Purchase	A	B	A	Risk	RISK.37	Principal Borrower no longer resides
Borrower lives and works abroad, but stays at property when in the country. In January 2014 Borrower advised that property is main address in UK but currently working in South Africa, previous notes indicate Borrower has been living abroad since 2008, current correspondence address is still South Africa. Borrower also stated that another person lives at mortgage address and pay money to live there. Borrower advised returning to the UK in 2 years time, however lender contact in 2016 confirmed borrower still in South Africa but were unable to confirm with borrower if tenants in property. Current payments are up to date,
B
1136	Purchase	A	B	A	Risk	RISK.66	Unauthorised Tenancy
Borrower lives and works abroad, but stays at property when in the country. In January 2014 borrower advised that property is main address in UK but currently working in South Africa, previous notes indicate borrower has been living abroad since 2008, current correspondence address is still South Africa. Borrower also stated that another person lives at mortgage address and pay money to live there. Review of letters indicate that there are no breach letters sent to the borrower in 2014 when breach was identified.
B
1140	Purchase	A	A	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
Both Accounts - Direct debits for May 2017 both returned unpaid. Borrower contacted Servicer to advise was out of country. Proposed Field Agent visit was cancelled and Borrower made double payment in June 2017 to bring account up to date. No other payment issues in the last 12 months.
B
1148	Purchase	A	B	A	Risk	RISK.55	Title - Other Charges	Equitable Charge in favour of Arkle Finance dated 31st March 2015	B
1156	Remortgage	A	B	A	Risk	RISK.36	Borrower whereabouts unknown
Following a Field Agent visit it was noted in March 2016 that the property is currently let out as a respite home. This was the first time the lender was aware of this and do not have a forwarding address or contact details. They have not tried to establish contact details as the borrower is paying and reducing the arrears on the account.
B
1156	Remortgage	A	B	A	Risk	RISK.66	Unauthorised Tenancy
Following a Field Agent visit it was noted in March 2016 that the property is currently let out as a respite home. The borrower is paying and reducing arrears which are minimal. No further action has been taken and there is no contact address for the borrower.
B
1160	Purchase	A	B	A	Risk	RISK.55	Title - Other Charges	Equitable charge registered by way of an interim charging order in favour of MBNA Europe Bank Limited on 16th May 2011.	B
1162	Purchase	A	C	A	Risk	RISK.02	Equity Claim Made / Intended	Land registry title extract dated 27th July 2017 records that there is a Notice of Home Rights under the Family law Act 1996 in favour of spouse of borrower dated 1st June 2016.	C
1162	Purchase	A	C	A	Risk	RISK.61	Ground Rent Debited
Historically ground rents were made in good order. However, Sub Account 2 has been created as a result of unpaid ground rent on 20th November 2013 for a sum of 1846.79. Upon the charging of the ground rent to the main account and the creation of a sub account a 30.00 administration fee has been charged to the main account. Borrower was chased by way of letter and phone to attempt to get borrower to meet commitment, but without success.  Ground rent annual charges applied as follows for sub account 2, 55.56 on 13th January 2015, 55.56 on 7th December 2015 and 50.92 on 1st December 2016. All other ground rents have been met by borrower.
B
1164	Purchase	A	B	A	Risk	RISK.41	Complaint (not PPI)
Complaint logged 10th November 2016 as the borrower was refused permission to let and there was already a breach letting in place. Servicer explained the rationale that was already in breach and therefore unable to agree. However, complaint rejected under Charm reference 197025.
B
1164	Purchase	A	B	A	Risk	RISK.66	Unauthorised Tenancy
System note 4th January 2013 that consent to let withdrawn and property now let without consent as borrower had not complied with requested information required under the annual review. Previously had been let with consent since 8th April 2009 and reviewed annually. Indications from system notes are that final breach letter was sent 4th January 2013. No earlier breach letter sent as the matter was being dealt with as an consent to Letting Review.
B
1164	Purchase	A	B	A	Risk	RISK.37	Principal Borrower no longer resides	Borrower not residing since April 2009. Property currently let under authorised letting. Address is held for borrower and there is no indication of any returned post.	B
1164	Purchase	A	B	A	Risk	RISK.61	Ground Rent Debited
Ground rent has been charged by way of a sub account being created. Sub accounts 2 relates to a ground rent created 28th February 2017 for 1050.00. Upon the charging of the ground rent to the main account or the creation of a sub account a 30.00 administration fee is charged to the main account. Borrower was chased by way of letter and phone to attempt to get borrower to meet commitment, but on each occasion without success. Ground rent annual charges not yet been payable due to the recentness of the account
B
1168	Purchase	A	B	A	Risk	RISK.61	Ground Rent Debited
Sub account 2 relates to unpaid ground rent and was created on 30th March 2015 for 905.18. An administration fee of 30.00 was applied to the main account upon the creation of Sub Account 2. Ground rent annual charges have been applied as follows for sub account 2, 27.21 on 28th April 2016 and 25.12 on 19th April 2017. Borrower was chased on each occasion by way of letter and phone to attempt to get borrower to meet commitment, but without success.
B
1170	Purchase	A	B	A	Risk	RISK.37	Principal Borrower no longer resides
Borrower called 3rd August 2016 to advise that now living and working in Switzerland, correspondence address confirmed. Noted advised that property let without consent. Repayment mortgage on sub account 1 main mortgage and Interest only on sub account 2 both paid up to date, no adverse effect on payments
B
1170	Purchase	A	B	A	Risk	RISK.66	Unauthorised Tenancy
Borrower called 3rd August 2016 to advise that now living and working in Switzerland, correspondence address confirmed. Noted also advised that property let without consent. Lender advised borrower of consent to let process and fees. Breach letter noted as sent 26th August 2016. No further details added by lender and no further attempted contact noted on file. Repayment mortgage on sub account 1 main mortgage and Interest only on sub account 2 both paid up to date, no adverse effect on payments.
B
1174	Purchase	A	B	A	Risk	RISK.61	Ground Rent Debited
Historically ground rents were charged to the main loan account. These were on 989.00 on 6th September 2008, 1046.90 on 30th June 2009 and 480.00 on 15th July 2011. Subsequently the ground rents have been charged by sub account being created. Sub accounts 2 was created on 24th August 2016 for 750.00. Upon the charging of the ground rent to the main account or the creation of a sub account a 30.00 administration fee is charged to the main account on each occasion. Borrower was chased on each occasion by way of letter and phone to attempt to get borrower to meet commitment, but on each occasion without success. There have to date been no annual charges required for Sub Account 2. It is noted however, that in charging the unpaid ground rent of 989.00 to the main account on 6th September 2008, the 30.00 ground rent administration charge was applied twice, once on 6th September 2008 and again on 8th September 2008. Reason unknown and potentially overcharged. No indication of any retrospective adjustment.
B
1174	Purchase	A	B	A	Risk	RISK.36	Borrower whereabouts unknown
Return mail indicator dated 22nd September 2015.  Response to RET02 letter was returned marked gone away.  No correspondence address held for borrower other than security.  Attempts to contact the customer have failed and the annual statement was returned on 2nd June 2016 indicating that the situation has not altered.  The account however continues to be conducted satisfactorily with payments currently up to date and being made by direct debit.  It is noted that there have been several ground rents debited to the account and a sub account set up on 24th August 2016
B
1176	Purchase	A	B	A	Risk	RISK.35	Authorised Let	Borrower no longer resides at security. Current address details held on system. Consent to let granted 20th October 2016. All payments being met.	B
1176	Purchase	A	B	A	Risk	RISK.61	Ground Rent Debited
Sub account 2 related to unpaid ground rent account originally created 6th June 2013 for 606.00. Upon the creation of a sub account a 30.00 administration fee is charged to the main account. Borrower was chased on each occasion by way of letter and phone to attempt to get borrower to meet commitment, but on each occasion without success. Ground rent annual charges were not applied as the sub account was redeemed on 15th July 2014 before the annual charge was reviewed.
B
1176	Purchase	A	B	A	Risk	RISK.20	Vulnerability - Mental health
Servicer system flagged for vulnerable customer mental health with consent given by borrower. Parent deals with matter on borrowers behalf with consent. Servicer was advised that following recent car accident, date unclear from notes, that borrower suffered injuries that affect brain functions and amongst other things struggles to deal with financial matters and it affected borrowers ability to communicate. Residing with parents and property let with lender consent. No indications of longer term implications, but payments up to date at this time.
B
1176	Purchase	A	B	A	Risk	RISK.37	Principal Borrower no longer resides	Borrower has moved in with parents due to illness and is no longer in residence.	B
1180	Remortgage	A	B	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
Direct debit paid 3rd April 2017 was returned 4th April 2017 and represented successfully 12th April 2017. No other issues. There has been no adverse affect on ability to pay before or since. Whilst servicer spoke to borrower 5th April 2017 the borrower would not discuss and stated found call frustrating and that direct debit would represent okay, which it did on 12th April 2017.
B
1180	Remortgage	A	B	B	Risk	RISK.61	Ground Rent Debited
Sub accounts 2 relates to unpaid ground rent account and was created 28th October 2013 for 400.00. Upon the creation of a sub account a 30.00 administration fee is charged to the main account. Borrower was chased on each occasion by way of letter and phone to attempt to get borrower to meet commitment, but on each occasion without success. Ground rent annual charges have been applied as follows to the main account balance for the outstanding balance, for sub account 2, 12.03 on 28th October 2014, 12.03 on 5th November 2015 and 11.04 on 1st November 2016.
B
1182	Remortgage	A	B	A	Risk	RISK.27	CCA Remediation	Further Advance - CCA remediation code R15 Remediation Automatic Adjustment; effective date 28th February 2015. Manual credit made to account of 834.04 on this date.	B
1184	Purchase	A	B	A	Risk	RISK.27	CCA Remediation	Further advance - CCA remediation code R15 - manual credit to the further advance account of 4,975 in February 2015.	B
1184	Purchase	A	B	A	Risk	RISK.55	Title - Other Charges	There is a further charge registered in favour of CBAS residential for 20,000 in March 2007 and this relates to further advance / sub account.	B
1184	Purchase	A	B	A	Risk	RISK.32	DWP payments
Further advance account Sub account 2. Noted Customer receiving DWP following unemployment, DWP make one payments to cover both loans with borrower making additional card payments to cover the payment shortfall. Servicing issues have meant that the funds have been disproportionally appropriated between the accounts showing that main advance Sub account 1 is in credit and the Further advance Sub account 2 in arrears, The latest correction was on the 13th March 2017 for 2218.77, however since that date payments have continued to be incorrectly applied. Lender is aware of the issue and no fees are being charged an no impact made on borrowers credit file. The aggregate position between the 2 sub accounts is the account is overpaid by 609.75
B
1190	Remortgage	B	B	B	Risk	RISK.55	Title - Other Charges	Main Account - There is a charge registered in favour of Equifinance dated November 2016.	B
1190	Remortgage	B	B	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments	Main Account - Borrower payments to the account have been both sporadic in the last 12 months with no payments being made at all in October 2016, February 2017 and April 2017.	B
1190	Remortgage	B	B	B	Risk	RISK.33	True IOCS Hold Out Marker	Main Account - Loan is flagged as True Interest Only. Flag set 7th August 2015. Loan matures May 2021.	B
1190	Remortgage	B	B	B	Risk	RISK.06	Loan maturing in under 5 years not correctly managed
Loan matures May 2021. Main Account - Interest only letters sent May 13, Jun13, August 13. No letters since but likely one due. In view of this account appears to be correctly managed so far. However IOCS Holdout flag on the file so letters may be suppressed.
B
1192	Remortgage	A	B	B	Risk	RISK.44	Lending into Retirement Issue
Main Account - Borrower is currently 71 years old and will be 76 at loan maturity. However, in reality any risk is low. There is plenty of equity in the property with the current Loan To Value being approximately 31% and the vulnerability issue is bereavement which is not normally classified as long term.
B
1192	Remortgage	A	B	B	Risk	RISK.20	Vulnerability - Mental health	Borrower flag on the system 6th October 2015 mental health, Borrower consent given. Regular reviews seen and Borrower treated appropriately.	B
1192	Remortgage	A	B	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
Further Advance - Account was in credit from April 2015 to January 2017 (with no monthly payments being made) at which time the arrears credit balance expired. Account now 71.13 in arrears with arrangement set for normal monthly payment plus 56p from March 2017 to August 2018. However, last payment credited to account was 50.00 in July 2017.
B
1194	Purchase	A	B	A	Risk	RISK.55	Title - Other Charges	Subsequent charge registered in favour of Wakefield County Council in April 2005.	B
1196	Remortgage	A	B	A	Risk	RISK.27	CCA Remediation
In February 2015, the servicer sent a letter to the borrowers advising that some of the communications sent in respect of the CCA account did not comply with all the requirements prescribed by the CCA. The servicer had looked into whether there were any impact on this specific loan. The outcome was that the servicer advised that they would send revised annual statements for the period that the statements were not compliant between 1st July 2011 and 28th February 2015. They were not able to charge interest for this period or default charges. Interest charged during this period together with default charges were applied to the account in the sum of 2,901.68. This amount was credited the account on the 28th February 2017. The statements are not evident on the servicers system although it does not necessarily mean that these were not sent.
B
1196	Remortgage	A	B	A	Risk	RISK.44	Lending into Retirement Issue
Term takes both borrowers to age 74 at the end of the term. Although there was no evidence at underwriting stage that affordability beyond retirement had been assessed, the mortgage term ends in 8 months and as it is on a repayment basis the remaining balance is modest at 10,081. There is no indication that they have not been able to meet the payments even though both are now well past state retirement age or the age of 70 used as retirement age for this review. Whilst this is technically an exception it is not considered a material risk.
B
1196	Remortgage	A	B	A	Risk	RISK.63	Other Occupants
The application form dated 17th March 1998 stated that the borrowers son and daughter in law would be resident in the property. There is no condition in the mortgage offer dated 6th July 1998 specifying that they should sign the relevant disclaimer as occupiers.
B
1200	Purchase	A	B	A	Risk	RISK.55	Title - Other Charges	Second charge Endeavour Personal Finance dated 16th January 2004 in the sum of 1	B
1202	Remortgage	A	B	A	Risk	RISK.19	Vulnerability - Severe or long term illness	As system notes dated May17 borrower has throat cancer. No further information. This has not impacted so far on the Borrowers ability to pay.	B
1205	Purchase	A	B	A	Risk	RISK.05	Switched to IO - no repayment vehicle	Change from repayment to interest only in 2007, no repayment vehicle seen.	B
1214	Remortgage	A	B	A	Risk	RISK.05	Switched to IO - no repayment vehicle
Main loan - sub account 1 - switched to interest only 11th April 2007. There is no evidence of a suitable repayment vehicle being provided. In addition a recent interest only campaign call on 7th January 2016 was not able to make contact to discuss current strategy. Therefore there is no recorded strategy in place to pay the outstanding balance on the main loan. The 2 sub accounts 2 and 3 are both on repayment basis.
B
1217	Purchase	A	B	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
Arrears shown in account historically were relating to an error in the apportionment of a payment made on 29th April 2016 to clear the full balances on sub-accounts 2 and 3 which were in respect of unpaid ground rent accounts. Late payments were seen in December 2016 with 49 paid 30th December 2016 and a balance payment of 200 made 3rd January 2017. Further late payment was made in February 2017 with 49 paid 28th February 2017 and balance of 200 paid 2nd March 2017. Borrower is self employed and has 3 other BTL properties and experienced delays in receipt of wages and tenants not paying rents on time. Borrower has declined to make payment by Direct Debit and makes bank and card payments to cover monthly payments due.
B
1217	Purchase	A	B	B	Risk	RISK.61	Ground Rent Debited
Since 2013, unpaid ground rents have been charged by way of sub accounts being created. In this loan case this has resulted in the creation of sub-accounts 2 (CER 1218) and 3 (CER 1219). Sub-account 2 was created on 7th March 2016 for 840.54 and sub-account 3 on 28th April 2016 for 946.56. Upon the charging of the ground rent to the main account or the creation of a sub account a 30.00 administration fee is charged to the main account on each occasion. Borrower was chased on each occasion by way of letter and phone to attempt to get borrower to meet commitment, but on each occasion without success before sub accounts created. However, ground rent annual charges have not been applied to either sub account as sub-account 2 was fully repaid on 22nd July 2016 and sub-account 3 was also fully repaid 22nd July 2016.
B
1220	Remortgage	A	B	B	Risk	RISK.61	Ground Rent Debited
Sub account 3 relates to an unpaid ground rent account and was originally set up on 7th January 2016 for 2444.00. Upon the creation of the sub account a 30.00 administration fee is charged to the main account. Borrower was chased by way of letter and phone to attempt to get borrower to meet commitment, but without success. Ground rent annual charge have been applied to the main account balance for the outstanding balance, for sub account 3 of 67.64 on 3rd February 2017.
B
1220	Remortgage	A	B	B	Risk	RISK.37	Principal Borrower no longer resides	Alternative correspondence address recorded for borrower although unclear from system notes as to when correspondence address registered and therefore how long borrower not residing.	B
1220	Remortgage	A	B	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
Borrower suspended Direct debit payments in April 2016 following rejection of Direct Debit request for all 3 sub accounts on 5th April 2016. Manual bank payments were made between May 2016 and January 2017 when Direct Debit payments were reinstated. Late payments were seen in June and August 2016 to all sub accounts 1,2 & 3, borrower made additional bank payments during this period to bring payments up to date. Prior to cancellation of Direct debit the Sub accounts 1 and 2 main account and further advance were both in credit, so no arrears were seen during bank payments. Borrower advised that child maintenance issue and change of pay dates caused the temporary suspension of Direct Debit payments.
B
1226	Remortgage	A	B	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
No bank payment received for July 2016.  Bank payment received 1st August 2016 cleared Julys payment.  No bank payment made February 2017.  Bank payment received 1st March cleared Februarys payment.  No bank payment received in April 2017.  3 bank payments received 2nd May 2017 cleared Aprils payments.  Account currently up to date so issue appears to be payments due at the end of the month being received early in the following month
B
1226	Remortgage	A	B	B	Risk	RISK.61	Ground Rent Debited
Historically ground rents were charged to the main loan account. These were 1063.77 on 5th September 2008, 953.36 on 5th October 2009 and 1427.74 on 10th August 2010. Subsequently the ground rents have been charged by sub accounts being created. Sub accounts 2 and 3 both relate to ground rent accounts and originally sub account 2 created 31st December 2014 for 1280.50 and sub account 3 created on 4th October 2016 for 1820.74. Upon the charging of the ground rent to the main account or the creation of a sub account a 30.00 administration fee is charged to the main account on each occasion. Borrower was chased on each occasion by way of letter and phone to attempt to get borrower to meet commitment, but on each occasion without success. Ground rent annual charges have been applied as follows to the main account balance for the outstanding balance, for sub account 2, 38.50 on 5th January 2016 and 35.27 on 4th January 2017. There have to date been no annual charges required for Sub Account 3.
B
1229	Purchase	A	B	A	Risk	RISK.36	Borrower whereabouts unknown
Successful address trace on borrower recorded 4th March 2013 and this is address shown on system for borrower, this was the result of freeholders advising that property was tenanted and mail being returned. However, this address appears no longer valid as returned mail still noted several times on servicer notes with the most recent being 6th December 2012 and 1st April 2016.
B
1229	Purchase	A	B	A	Risk	RISK.66	Unauthorised Tenancy
Freeholders advised servicer 4th March 2011 that property tenanted. Breach letters sent 7th April 2011 and 6th May 2011. Warning marker for unauthorised letting then placed on account 9th June 2011. However, there is no record of a field agent being instructed to verify current occupancy arrangement at any point and as such this is currently unclear.
B
1229	Purchase	A	B	A	Risk	RISK.61	Ground Rent Debited
Historically ground rents were charged to the main loan account. These were on 500.00 on 8th June 2009 and 400.00 on 15th March 2011. Subsequently the ground rents have been charged by sub accounts being created. Sub accounts 2 and 3 both relate to ground rent accounts and were originally sub account 2 on 2nd September 2014 for 600.00 and sub account 3 on 19th May 2017 for 544.12. Upon the charging of the ground rent to the main account or the creation of a sub account a 30.00 administration fee is charged to the main account on each occasion. Borrower was chased on each occasion by way of letter and phone to attempt to get borrower to meet commitment, but on each occasion without success. Ground rent annual charges applied as follows, for sub account 2, 18.04 on 24th October 2015 and 16.56 on 17th October 2016. There have to date been no annual charges required for Sub Account 3.
B
1238	Purchase	A	B	A	Risk	RISK.55	Title - Other Charges	There is charge in favour of Savjani Partnership registered in July 2000.	B
1245	Purchase	A	B	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
No payment received in February 2017. Due to previous overpayments the account remained less than 1 month in arrears. Reason for arrears given as prioritisation of other commitments. Borrower advised that this was a one off situation.  Overpayments received in March 2017 leaving the account 54.14 in advance of payment as at 31st March 2017. No payment received in June 2017 leaving the account 313.89 in arrears at 30th June 2017. Less than 1 month in arrears with instalment due being 415.99. No contact with borrower seen at time of review.
B
1245	Purchase	A	B	B	Risk	RISK.30	BKO / IVA Post-Completion
IVA approved 10th July 2013. Report and update received from Grant Thornton. No payment received November 2013 but overall, this does not appear to have had any material affect on the conduct of the account.
B
1249	Purchase	A	B	B	Risk	RISK.61	Ground Rent Debited
Historically ground rents were charged to the main loan account. These were on 3113.74 on 27th July 2010, 617.86 on 22nd August 2011, 2922.80 on 10th January 2012, 2103.35 on 19th July 2012. Subsequently the ground rents have been charged by sub accounts being created. Sub accounts 2, 3 and 4 all relate to ground rent accounts and were originally sub account 2 on 7th October 2013 for 606.00, sub account 3 on 28th April 2015 for 1878.49 and further additional 600.00 added to the balance of sub account 3 on 3rd June 2015 and sub account 4 on 13th August 2015 for 735.96. Upon the charging of the ground rent to the main account or the creation of a sub account a 30.00 administration fee is charged to the main account on each occasion. Borrower was chased on each occasion by way of letter and phone to attempt to get borrower to meet commitment, but on each occasion without success. Ground rent annual charges applied as follows, for sub account 2, 18.32 on 27th November 2014, 18.17 on 11th November 2015 and 2nd November 2016. For sub account 3, 74.41 on 17th May 2016 and 68.23 on 18th May 2017. For sub account 4, 20.31 on 6th September 2016.
B
1249	Purchase	A	B	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
Nominal shortfall in payments due under the main and three sub accounts in July and August 2016 by 1.98 on main account, 1p on sub account 2, 3p on sub account 3 and 1p on sub account 4. A total shortfall of 2.03 across all accounts. This was addressed from September 2016 and whilst no formal arrangement to pay is recorded, the borrower has been remitting in excess of contractual monthly payment since. The individual overpayments on the accounts are currently on main account 37.77, sub account 2 by 12p, sub account 3 by 49p and sub account 4 by 15p. The current overpayment of 38.53 has reduced arrears to 20.84 as at 30th June 2017 and should therefore clear all arrears by 31st July 2017. Current arrears or credit balances on individual accounts are, main account of 27.65, sub account 2 of -2.37, sub account 3 of -4.61 and sub account 4 of 17p.
B
1249	Purchase	A	B	B	Risk	RISK.36	Borrower whereabouts unknown
Case note 25th May 2013 states that borrower had to give up work as spouse had taken children out of country and borrower had to try and sort this out. A subsequent field agent visit on 12th November 2015 highlighted that the property was tenanted. Whilst subsequent letter have threatened the use of further field agents there is no evidence these were ever instructed. It is unclear from the system notes therefore as to whether borrower is now working and also whether is residing at the security. A trace enquiry was made 18th January 2016 and returned report as unsuccessful. System still shows correspondence address as being the security. Small overpayments are currently being made to clear arrears.
B
1249	Purchase	A	B	B	Risk	RISK.66	Unauthorised Tenancy
A field agent visit on 12th November 2015 highlighted that the property was tenanted. It is unclear from the system notes therefore as to whether borrower is now residing at the security. A trace enquiry was made 18th January 2016 and returned report as unsuccessful. Potentially property remains tenanted.
B
1253	Purchase	A	B	A	Risk	RISK.36	Borrower whereabouts unknown
Recent post returned marked gone away 8th May 2017, also previously 31st August 2016, 12 August 2015 and 1st October 2015. It is therefore unclear whether borrower is residing at the security. No evidence that a trace has been requested or that a field agent has been instructed to establish occupancy. No current impact on payments.
B
1257	Purchase	A	B	A	Risk	RISK.55	Title - Other Charges	There is a subsequent charge in favour of HFC Bank, registered in April 2000.	B
1261	Purchase	A	B	A	Risk	RISK.01	Underwriting Issue
When sub account 2 was granted on 12 March 2001 management accounts were provided which showed a drop in net profit from 55,774 in 1999 to 584 in 2000. The drop in net profit was due to a grant having reduced from almost 30,000 to 300. Further lending of 10,000 was approved on the basis of projected and work in progress. The net profit did not appear to justify further lending. There was no apparent other sources of income. Both borrowers were self-employed in the same business.
B
1261	Purchase	A	B	A	Risk	RISK.33	True IOCS Hold Out Marker	Loan is flagged as True Interest Only. Loan matures May 2026.	B
1261	Purchase	A	B	A	Risk	RISK.05	Switched to IO - no repayment vehicle
The main account was originally on an interest only basis. It was converted to repayment in 2006 but then converted back to interest only in 2009. The means of repayment for all four sub accounts is stated to be an ISA but there is no evidence of this and the borrowers simply ticked a box on the form to say that this would be the case. No evidence has been provided.
B
1269	Purchase	A	B	A	Risk	RISK.27	CCA Remediation	Further Advance - R15: CCA Remediation flag on system. Manual credit adjustment of 531.46 made in February 2015 to Further Advance 4.	B
1269	Purchase	A	B	A	Risk	RISK.55	Title - Other Charges	Charge in favour of Scottish Homes Limited dated 1996 and this relates to the company the Borrowers purchased their existing rented property from, at a discounted price.	B
1274	Purchase	A	B	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
October 2016 payment missed due to Direct Debit being cancelled by borrower. Borrower advised he was unaware of this and payment brought up to date by debit card in November 2016. Borrower made two payments in February 2017 and two payments in March 2017 by Direct Debit and Debit card. The direct debits were subsequently returned at the  beginning of the following month. In April 2017 the borrower paid by debit card only. The payment for April was not missed. There is no reason given for the borrower paying by both debit card and direct debit for February and March 2017.
B
1274	Purchase	A	B	B	Risk	RISK.61	Ground Rent Debited
Historically ground rents were charged to the main loan account. These were 1795.96 on 12th April 2011, 1390.78 on 17th July 2012 and 357.48 on 19th November 2012.  Subsequently the ground rents have been charged by sub accounts being created. Sub accounts 3, 4, 5 and 6 all relate to ground rent accounts. Sub account 3 charged 1498.28 on 14th May 2013, sub account 4 charged 1509.30 on 4th April 2014, sub account 5 charged 1796.33 on 28th April 2015 and sub account 6 charged 1832.68 on 21st April 2016.  Upon the charging of the ground rent to the main account or the creation of a sub account a 30.00 administration fee is charged to the main account on each occasion. Borrower was chased on each occasion by way of letter to get borrower to meet commitment, but on each occasion without success. Ground rent annual charges applied as follows, for sub account 3, 44.67 on 20th August 2014, 45.36 on 10th June 2015, 45.36 on 17th May 2016 and 41.57 on 24th May 2017. For sub account 4, 45.00 on 24th June 2015, 45.00 on 10th June 2016 and 41.24 on 21st June 2017. For sub account 5, 53.90 on 6th May 2016, 49.40 on 11th May 2017. Fees for sub account 6 has not yet been applied.
B
1280	Purchase	A	B	A	Risk	RISK.44	Lending into Retirement Issue
main Account is a 40 year loan term, Borrower is 74 years old now and will be 91 at loan maturity. However the payment history is good and there is plenty of equity in the property, approximately 24% Loan To Value.
B
1280	Purchase	A	B	A	Risk	RISK.25	Vulnerability - Other	This loan used to be in joint names but the Borrowers husband died in 2004. Borrower is currently 74 years old and will be 91 at loan maturity.	B
1280	Purchase	A	B	A	Risk	RISK.27	CCA Remediation	Further Advance Accounts - CCA remediation evident on 2 sub accounts with payments of 380.26 and 379.70 made in February 2015.	B
1286	Remortgage	A	B	A	Risk	RISK.44	Lending into Retirement Issue
Borrower is currently 81 years old and will be 83 at loan maturity (main account). However, the overall risk is low as all loans are on a repayment basis and with the current balances equating to approximately 6,500 and the property value being approximately 218,000, there is plenty of equity in the property. All accounts have been paid on time and are all in arrears credit. Hence there is no reason to suspect that this pattern will change from now until loan maturity. Borrower has mentioned health issues, but these remain unverified at present.
B
1286	Remortgage	A	B	A	Risk	RISK.25	Vulnerability - Other
Borrower flagged as a vulnerable customer 5th August 2015. It is unclear what the vulnerability is as the Borrower has not given consent. Note states unverified information received about the Borrowers health. No details of any review since the 30th November 2015.
B
1292	Remortgage	A	B	B	Risk	RISK.55	Title - Other Charges
Charge in favour of CBAS Residential dated 30th March 2005 in the sum of 16904. Charge in favour of Swift Advances Plc dated 16th April 2007 in the sum of 1 pound. Charge in favour of Sygma Bank dated 18 September 2009 in the sum of 1 pound.
B
1292	Remortgage	A	B	B	Risk	RISK.30	BKO / IVA Post-Completion
IVA marked on the system following an annual report being received from Duff & Phelps dated 9th July 2014. No further details on system and no access to further documents available in the scope of the review. This has not had any on going impact of the conduct of the loan.
B
1292	Remortgage	A	B	B	Risk	RISK.27	CCA Remediation
In February 2015, the servicer sent a letter to the borrowers advising that some of the communications sent in respect of the CCA account did not comply with all the requirements prescribed by the CCA. The servicer had looked into whether there were any impact on the specific loan (in this case sub account 3). The outcome was that the servicer advised that they would send revised annual statements for the period that the statements were not compliant between 1st July 2011 and 28th February 2015. They were not able to charge interest for this period or default charges. Interest charged during this period together with default charges were applied to the account in the sum of 4,863.47. This amount was credited the account on the 28th February 2015. There is a letter dated March 2015 enclosing revised Notices (with important information) in relation to the account.
B
1292	Remortgage	A	B	B	Payment Performance	PAY.04	Payment difficulties. DD Recalls / Late or partial payments
Erratic payments with a history of under and over payments throughout the last 12 months. However arrears have not increased by more than a month at any time in the last 12 months and the account is up to date at the end of June 2017.
B

Project Durham September 2017	Exception Summary Pool A

Exception Category	Exception Code	Exception Description	#
Information	INFO.04	Reperforming case servicing notes	18
	INFO.10	Loan Redeemed	3
	INFO.11	Loan Part Redeemed	11
Missing Documents	MISS.21	Application Missing - Known	30
	MISS.22	Offer Missing - Known	35
	MISS.24	Valuation Missing - Known	75
	MISS.25	KYC Missing - Known	58
	MISS.26	Declaration missing - Known	7
	MISS.27	Evidence of Income missing - Known	8
	MISS.28	CoT Missing / Request for funds - Known	27
	MISS.29	All documents missing - Known	6
	MISS.32	Missing Proof of Title Registration - Known	1
	MISS.33	Further advance documents missing - Known	30
Total			309

Project Durham September 2017	Exception Report Pool A

CER	Pool	Collections Grade	Evident Risk Grade	Payment Performance Grade	Exception Category	Exception Code	Exception Description	Exception Comments	Exception Severity
11	Purchase	A	A	A	Missing Documents	MISS.24	Valuation Missing - Known	File build checklist confirms this is not available.	I
11	Purchase	A	A	A	Missing Documents	MISS.21	Application Missing - Known	File build checklist confirms this is not available.	I
11	Purchase	A	A	A	Missing Documents	MISS.25	KYC Missing - Known	File build checklist confirms this is not available.	I
11	Purchase	A	A	A	Missing Documents	MISS.22	Offer Missing - Known	File build checklist confirms this is not available.	I
11	Purchase	A	A	A	Missing Documents	MISS.28	CoT Missing / Request for funds - Known	File build checklist confirms this is not available.	I
23	Remortgage	A	A	A	Missing Documents	MISS.21	Application Missing - Known	File build checklist confirms this is not available.	I
23	Remortgage	A	A	A	Missing Documents	MISS.25	KYC Missing - Known	File build checklist confirms this is not available.	I
23	Remortgage	A	A	A	Missing Documents	MISS.22	Offer Missing - Known	File build checklist confirms this is not available.	I
23	Remortgage	A	A	A	Missing Documents	MISS.28	CoT Missing / Request for funds - Known	File build checklist confirms this is not available.	I
44	Purchase	A	A	A	Missing Documents	MISS.21	Application Missing - Known	File build checklist confirms this is not available.	I
44	Purchase	A	A	A	Missing Documents	MISS.25	KYC Missing - Known	File build checklist confirms this is not available.	I
44	Purchase	A	A	A	Missing Documents	MISS.22	Offer Missing - Known	File build checklist confirms this is not available.	I
44	Purchase	A	A	A	Missing Documents	MISS.28	CoT Missing / Request for funds - Known	File build checklist confirms this is not available.	I
45	Purchase	A	A	B	Information	INFO.04	Reperforming case servicing notes
Account went 3 months in arrears as at 30th September 2014. Fees of 40.00 were charged monthly through to 25th August 2014. However, no fee has been charged in September 2014 in regard to the unpaid August 2014 contractual payment. This appears to be in error and a fee should be applicable as arrears were not brought below 2 months until a payment of 849.65 received 14th October 2014. Fees of 7.50 were also charged for unpaid Direct Debits on 12th February 2015 and reduced to 6.50 for unpaid direct debit on 30th December 2015.
I
48	Purchase	A	A	A	Missing Documents	MISS.21	Application Missing - Known	File build checklist confirms this is not available.	I
48	Purchase	A	A	A	Missing Documents	MISS.25	KYC Missing - Known	File build checklist confirms this is not available.	I
48	Purchase	A	A	A	Missing Documents	MISS.22	Offer Missing - Known	File build checklist confirms this is not available.	I
48	Purchase	A	A	A	Missing Documents	MISS.28	CoT Missing / Request for funds - Known	File build checklist confirms this is not available.	I
59	Purchase	A	A	A	Missing Documents	MISS.25	KYC Missing - Known	File build checklist confirms this is not available.	I
84	Remortgage	A	A	A	Missing Documents	MISS.24	Valuation Missing - Known
File pack did not include the lenders copy of the valuation report and only contained the customer copy. Referred to servicer during review and the servicer has advised the lenders copy is unavailable. Unable therefore to verify construction and valuers qualifications.
I
86	Remortgage	A	A	A	Missing Documents	MISS.24	Valuation Missing - Known
File pack did not include the lenders copy of the valuation report and only contained the customer copy. Referred to servicer during review and the servicer has advised the lenders copy is unavailable. Unable therefore to verify construction and valuers qualifications.
I
88	Remortgage	A	A	B	Missing Documents	MISS.24	Valuation Missing - Known
File pack did not include the lenders copy of the valuation report and only contained the customer copy. Referred to servicer during review and the servicer has advised the lenders copy is unavailable. Unable therefore to verify construction and valuers qualifications.
I
89	Purchase	A	A	A	Missing Documents	MISS.24	Valuation Missing - Known
File pack did not include the lenders copy of the valuation report and only contained the customer copy. Referred to servicer during review and the servicer has advised the lenders copy is unavailable. Unable therefore to verify construction and valuers qualifications.
I
90	Purchase	A	A	A	Missing Documents	MISS.24	Valuation Missing - Known
File pack did not include the lenders copy of the valuation report and only contained the customer copy. Referred to servicer during review and the servicer has advised the lenders copy is unavailable. Unable therefore to verify construction and valuers qualifications.
I
91	Purchase	A	B	A	Missing Documents	MISS.24	Valuation Missing - Known
File pack did not include the lenders copy of the valuation report and only contained the customer copy. Referred to servicer during review and the servicer has advised the lenders copy is unavailable. Unable therefore to verify construction and valuers qualifications.
I
92	Purchase	A	A	A	Missing Documents	MISS.24	Valuation Missing - Known
File pack did not include the lenders copy of the valuation report and only contained the customer copy. Referred to servicer during review and the servicer has advised the lenders copy is unavailable. Unable therefore to verify construction and valuers qualifications.
I
96	Purchase	A	B	A	Missing Documents	MISS.21	Application Missing - Known	File build checklist confirms this is not available.	I
96	Purchase	A	B	A	Missing Documents	MISS.24	Valuation Missing - Known
The system details the re-inspection of the property in April 1994. The only document currently available is the original valuation report from January 1994 with figures relating to the value of the property prior to required works being undertaken.  29th August - The Servicer confirmed that the April 1994 valuation report is not available.
I
96	Purchase	A	B	A	Information	INFO.10	Loan Redeemed	Account redeemed August 2017.	I
97	Remortgage	A	B	A	Missing Documents	MISS.25	KYC Missing - Known	File build checklist confirms this is not available for Borrower 2.	I
98	Purchase	A	B	A	Missing Documents	MISS.25	KYC Missing - Known	File build checklist confirms this is not available.	I
104	Remortgage	A	A	A	Missing Documents	MISS.33	Further advance documents missing - Known	File build checklist confirms no documents are available for the Further advance.	I
120	Purchase	A	B	A	Missing Documents	MISS.22	Offer Missing - Known	Further Advance-File build checklist confirms this is not available.	I
123	Remortgage	A	B	A	Missing Documents	MISS.25	KYC Missing - Known	File build checklist confirms this is not available.	I
131	Purchase	A	B	B	Missing Documents	MISS.33	Further advance documents missing - Known	File build checklist confirms no documents are available for the further advance.	I
145	Purchase	A	B	A	Missing Documents	MISS.22	Offer Missing - Known	File build checklist confirms this is not available.	I
146	Purchase	A	B	A	Missing Documents	MISS.22	Offer Missing - Known	File build checklist confirms this is not available.	I
147	Purchase	A	B	A	Information	INFO.04	Reperforming case servicing notes
Account went 7 months in arrears in October 2015. Fees of 40.00 were charged monthly through to June 2016, until the account was brought back to less than 2 months in arrears. All charges applied to the account appear to be in line with lenders policy. Fees of 6.50 were also charged for unpaid Direct Debits. All collections activity appropriate and within policy. Borrower was declared Bankrupt in December 2012. There is no evidence of discharge in the notes. No additional fees were charged as no legal action was taken. There is no reason for the arrears in the notes and the arrears were cleared on 6th July 2016. All payments since have been met on time and in full. Account up to date.
I
150	Remortgage	A	A	B	Missing Documents	MISS.22	Offer Missing - Known	File build checklist confirms this is not available.	I
154	Purchase	A	B	B	Missing Documents	MISS.22	Offer Missing - Known	File build checklist confirms this is not available.	I
156	Remortgage	A	B	A	Missing Documents	MISS.29	All documents missing - Known	File build checklist confirms no documents are available.	I
158	Purchase	A	B	B	Information	INFO.04	Reperforming case servicing notes
Account went into arrears in 2012 following a switch to repayment that was disputed by the borrower. Arrears reached maximum of 14 months as at October 2016. Litigation was started on 15th December 2015. However, a counterclaim made by the borrower which was successful. As a direct result compensation was paid to the borrower of 17500 and the arrears removed from the account with a refund of all fees and charges back to the account. The account is now in credit.
I
166	Purchase	A	B	B	Information	INFO.04	Reperforming case servicing notes
Account went 6 months in arrears in June 2015. Fees of 40.00 were charged monthly through to June 2015, when an arrangement to pay was agreed. Arrears being cleared 27th November 2015.  All charges applied to the account appear to be in line with lenders policy. No litigation action was taken. The reason for arrears was that borrower 1 was out the country and out of work. Arrangements to clear the arrears were made on his return when he obtained new employment.  All collections activity appropriate and within policy.
I
173	Purchase	A	A	A	Missing Documents	MISS.25	KYC Missing - Known	File build checklist confirms this is not available	I
173	Purchase	A	A	A	Missing Documents	MISS.33	Further advance documents missing - Known	File build checklist confirms no documents are available for either of the further advances made to borrowers. No sub accounts set up for either further advances as paid through main account	I
177	Purchase	A	B	A	Missing Documents	MISS.25	KYC Missing - Known	File build checklist confirms this is not available.	I
178	Purchase	A	B	B	Missing Documents	MISS.22	Offer Missing - Known	File build checklist confirms this is not available.	I
181	Purchase	A	A	A	Missing Documents	MISS.21	Application Missing - Known	File build checklist confirms this is not available.	I
181	Purchase	A	A	A	Missing Documents	MISS.26	Declaration missing - Known	File build checklist confirms this is not available.	I
181	Purchase	A	A	A	Missing Documents	MISS.25	KYC Missing - Known	File build checklist confirms this is not available.	I
181	Purchase	A	A	A	Missing Documents	MISS.22	Offer Missing - Known	File build checklist confirms this is not available.	I
181	Purchase	A	A	A	Missing Documents	MISS.28	CoT Missing / Request for funds - Known	File build checklist confirms this is not available.	I
182	Remortgage	A	B	A	Missing Documents	MISS.24	Valuation Missing - Known	File build checklist confirms this is not available.	I
182	Remortgage	A	B	A	Missing Documents	MISS.21	Application Missing - Known	File build checklist confirms this is not available.	I
182	Remortgage	A	B	A	Missing Documents	MISS.26	Declaration missing - Known	File build checklist confirms this is not available.	I
182	Remortgage	A	B	A	Missing Documents	MISS.25	KYC Missing - Known	File build checklist confirms this is not available.	I
182	Remortgage	A	B	A	Missing Documents	MISS.22	Offer Missing - Known	File build checklist confirms this is not available.	I
182	Remortgage	A	B	A	Missing Documents	MISS.28	CoT Missing / Request for funds - Known	File build checklist confirms this is not available.	I
185	Purchase	A	A	A	Missing Documents	MISS.25	KYC Missing - Known	File build checklist confirms this is not available.	I
185	Purchase	A	A	A	Missing Documents	MISS.21	Application Missing - Known	File build checklist confirms this is not available.	I
185	Purchase	A	A	A	Missing Documents	MISS.26	Declaration missing - Known	File build checklist confirms this is not available.	I
185	Purchase	A	A	A	Missing Documents	MISS.22	Offer Missing - Known	File build checklist confirms this is not available.	I
185	Purchase	A	A	A	Missing Documents	MISS.28	CoT Missing / Request for funds - Known	File build checklist confirms this is not available.	I
186	Purchase	A	B	A	Missing Documents	MISS.21	Application Missing - Known	File build checklist confirms this is not available.	I
186	Purchase	A	B	A	Missing Documents	MISS.26	Declaration missing - Known	File build checklist confirms this is not available.	I
186	Purchase	A	B	A	Missing Documents	MISS.25	KYC Missing - Known	File build checklist confirms this is not available.	I
186	Purchase	A	B	A	Missing Documents	MISS.22	Offer Missing - Known	File build checklist confirms this is not available.	I
186	Purchase	A	B	A	Missing Documents	MISS.28	CoT Missing / Request for funds - Known	File build checklist confirms this is not available.	I
193	Remortgage	A	A	A	Missing Documents	MISS.25	KYC Missing - Known	File build checklist confirms this is not available for borrower 2	I
195	Purchase	A	B	B	Missing Documents	MISS.27	Evidence of Income missing - Known	File build checklist confirms this is not available re borrower 1.	I
196	Purchase	A	B	A	Missing Documents	MISS.28	CoT Missing / Request for funds - Known	File build checklist confirms this is not available.	I
196	Purchase	A	B	A	Missing Documents	MISS.21	Application Missing - Known	File build checklist confirms this is not available.	I
196	Purchase	A	B	A	Missing Documents	MISS.26	Declaration missing - Known	File build checklist confirms this is not available.	I
196	Purchase	A	B	A	Missing Documents	MISS.25	KYC Missing - Known	File build checklist confirms this is not available.	I
196	Purchase	A	B	A	Missing Documents	MISS.22	Offer Missing - Known	File build checklist confirms this is not available.	I
196	Purchase	A	B	A	Missing Documents	MISS.24	Valuation Missing - Known	File build checklist confirms this is not available.	I
198	Remortgage	A	A	B	Missing Documents	MISS.21	Application Missing - Known	File build checklist confirms this is not available.	I
198	Remortgage	A	A	B	Missing Documents	MISS.26	Declaration missing - Known	File build checklist confirms this is not available.	I
198	Remortgage	A	A	B	Missing Documents	MISS.25	KYC Missing - Known	File build checklist confirms this is not available.	I
198	Remortgage	A	A	B	Missing Documents	MISS.22	Offer Missing - Known	File build checklist confirms this is not available.	I
198	Remortgage	A	A	B	Missing Documents	MISS.28	CoT Missing / Request for funds - Known	File build checklist confirms this is not available.	I
205	Remortgage	A	A	A	Missing Documents	MISS.28	CoT Missing / Request for funds - Known	File build checklist confirms this is not available.	I
210	Purchase	A	A	A	Missing Documents	MISS.21	Application Missing - Known	File build checklist confirms this is not available.	I
210	Purchase	A	A	A	Missing Documents	MISS.22	Offer Missing - Known	File build checklist confirms this is not available.	I
210	Purchase	A	A	A	Missing Documents	MISS.25	KYC Missing - Known	File build checklist confirms this is not available.	I
210	Purchase	A	A	A	Missing Documents	MISS.28	CoT Missing / Request for funds - Known	File build checklist confirms this is not available.	I
221	Purchase	A	B	A	Information	INFO.04	Reperforming case servicing notes
Account went in arrears from 12th August 2013 and increased to a maximum of 6 months in arrears at 10th January 2014 due to unemployment. Borrower registered for bankruptcy 15th January 2014 due to unemployment. Following receipt of DWP payments from 26th February 2014 equating to contractual monthly payment plus 64.25 arrears reduced  monthly until 8th October 2014 when DWP ceased payments. From 19th December 2014 borrower remitted contractual monthly payment plus 3.13 until 25th April 2016 when arrears reduced to 2.19 months. May and June 2016 were unpaid for reasons not detailed on system. Payments resumed from 14th July 2016 at contractual plus 3.13, then contractual plus 103.13 from 30th August 2016 until 27th February 2017 when arrears reduced to 0.55 months. This was then fully cleared on 27th March 2017 and all payments since have been met on time. Monthly arrears fees of 40.00 were charged December 2014 as arrangement was broken that month by paying late. Fees applied in January 2015, May 2015 and June 2015 were applied as arrangements to pay were not in place. Fees were also applied January 2016, February 2016, March 2016, April 2016, May 2016, June 2016 and July 2016 as the arrangement was not renewed until August 2016 despite fact that payments being met in full. No charges since this date. No other fees applied within the review period.
I
236	Purchase	A	B	A	Missing Documents	MISS.21	Application Missing - Known	File build checklist confirms this is not available.	I
236	Purchase	A	B	A	Missing Documents	MISS.25	KYC Missing - Known	File build checklist confirms this is not available.	I
236	Purchase	A	B	A	Missing Documents	MISS.22	Offer Missing - Known	File build checklist confirms this is not available.	I
236	Purchase	A	B	A	Missing Documents	MISS.28	CoT Missing / Request for funds - Known	File build checklist confirms this is not available.	I
236	Purchase	A	B	A	Missing Documents	MISS.24	Valuation Missing - Known	File build checklist confirms this is not available.	I
236	Purchase	A	B	A	Information	INFO.04	Reperforming case servicing notes
Account went 4.96 months in arrears in 31st March 2016. Fees of 40.00 were charged monthly from January 2016 through to 31st March 2016, until the account was brought up to date on 8th April 2016. In addition to this, another 662.00 fee was applied to the account in 18th April 2016 following the earlier instruction of Solicitors for Litigation proceedings. All charges applied to the account appear to be in line with lenders policy. All collections activity appropriate and within policy.
I
241	Remortgage	A	A	A	Missing Documents	MISS.21	Application Missing - Known	File build checklist confirms this is not available.	I
241	Remortgage	A	A	A	Missing Documents	MISS.25	KYC Missing - Known	File build checklist confirms this is not available.	I
241	Remortgage	A	A	A	Missing Documents	MISS.22	Offer Missing - Known	File build checklist confirms this is not available.	I
241	Remortgage	A	A	A	Missing Documents	MISS.28	CoT Missing / Request for funds - Known	File build checklist confirms this is not available.	I
244	Purchase	A	A	A	Missing Documents	MISS.28	CoT Missing / Request for funds - Known	File build checklist confirms this is not available.	I
244	Purchase	A	A	A	Missing Documents	MISS.22	Offer Missing - Known	File build checklist confirms this is not available.	I
244	Purchase	A	A	A	Missing Documents	MISS.25	KYC Missing - Known	File build checklist confirms this is not available.	I
244	Purchase	A	A	A	Missing Documents	MISS.21	Application Missing - Known	File build checklist confirms this is not available.	I
250	Remortgage	A	A	A	Missing Documents	MISS.28	CoT Missing / Request for funds - Known	File build checklist confirms this is not available.	I
250	Remortgage	A	A	A	Missing Documents	MISS.24	Valuation Missing - Known	A customer copy of valuation has been placed on file instead of the Lender copy. A subsequent valuation supplied did not relate to case. SME unable to locate the correct valuation document.	I
260	Purchase	A	A	A	Missing Documents	MISS.21	Application Missing - Known	File build checklist confirms this is not available.	I
260	Purchase	A	A	A	Missing Documents	MISS.25	KYC Missing - Known	File build checklist confirms this is not available.	I
260	Purchase	A	A	A	Missing Documents	MISS.28	CoT Missing / Request for funds - Known	File build checklist confirms this is not available.	I
260	Purchase	A	A	A	Missing Documents	MISS.22	Offer Missing - Known	File build checklist confirms this is not available.	I
263	Purchase	A	B	A	Missing Documents	MISS.21	Application Missing - Known	File build checklist confirms this is not available.	I
263	Purchase	A	B	A	Missing Documents	MISS.25	KYC Missing - Known	File build checklist confirms this is not available.	I
263	Purchase	A	B	A	Missing Documents	MISS.22	Offer Missing - Known	File build checklist confirms this is not available.	I
263	Purchase	A	B	A	Missing Documents	MISS.28	CoT Missing / Request for funds - Known	File build checklist confirms this is not available.	I
274	Remortgage	A	B	A	Missing Documents	MISS.25	KYC Missing - Known	File build checklist confirms this is not available.	I
348	Purchase	A	B	A	Missing Documents	MISS.32	Missing Proof of Title Registration - Known	File build checklist confirms this is not available. HMLR not provided by the lender as the mortgage has been repaid in full on the 22nd July 2017	I
348	Purchase	A	B	A	Information	INFO.10	Loan Redeemed	Account redeemed 22nd July 2017.	I
391	Purchase	A	B	A	Information	INFO.04	Reperforming case servicing notes
Account went 6 months in arrears in period August 2014 to January 2015 when no payments were received at all. In February 2015 payments commenced from DWP. These were contractual plus 97.88 from February to July 2015 and then contractual plus 43.12 from August 2015 until November 2015, then contractual plus 40.57 from December 2015 to August 2016, then contractual plus 70.84 from September 2016 until April 2017. Then for May 2017 payments have been contractual plus 71.86. and finally reducing from June 2017 to contractual plus 58.18. These overpayments gradually reduced the arrears to less than 2 payments by April 2016. A credit balance has then been accruing since to give current credit balance of 992.67. Arrears Fees of 40.00 were charged monthly throughout until arrears cleared April 2016 as no formal arrangement to pay in place, fees of 7.50 for an unpaid Direct Debit and 54.00 for a field agent visit on 27th April 2016.  All charges applied to the account appear to be in line with lenders policy.  All collections activity appropriate and within policy.
I
399	Purchase	A	A	A	Missing Documents	MISS.21	Application Missing - Known	File build checklist confirms this is not available.	I
399	Purchase	A	A	A	Missing Documents	MISS.25	KYC Missing - Known	File build checklist confirms this is not available.	I
399	Purchase	A	A	A	Missing Documents	MISS.22	Offer Missing - Known	File build checklist confirms this is not available.	I
399	Purchase	A	A	A	Missing Documents	MISS.28	CoT Missing / Request for funds - Known	File build checklist confirms this is not available.	I
427	Remortgage	A	A	B	Missing Documents	MISS.21	Application Missing - Known	File build checklist confirms this is not available.	I
427	Remortgage	A	A	B	Missing Documents	MISS.25	KYC Missing - Known	File build checklist confirms this is not available.	I
427	Remortgage	A	A	B	Missing Documents	MISS.28	CoT Missing / Request for funds - Known	File build checklist confirms this is not available.	I
427	Remortgage	A	A	B	Missing Documents	MISS.22	Offer Missing - Known	File build checklist confirms this is not available.	I
427	Remortgage	A	A	B	Missing Documents	MISS.24	Valuation Missing - Known	File build checklist confirms this is not available.	I
430	Purchase	A	A	A	Missing Documents	MISS.21	Application Missing - Known	File build checklist confirms this is not available.	I
430	Purchase	A	A	A	Missing Documents	MISS.25	KYC Missing - Known	File build checklist confirms this is not available.	I
430	Purchase	A	A	A	Missing Documents	MISS.22	Offer Missing - Known	File build checklist confirms this is not available.	I
430	Purchase	A	A	A	Missing Documents	MISS.28	CoT Missing / Request for funds - Known	File build checklist confirms this is not available.	I
431	Purchase	A	B	A	Missing Documents	MISS.21	Application Missing - Known	File build checklist confirms this is not available.	I
450	Purchase	A	A	A	Missing Documents	MISS.21	Application Missing - Known	File build checklist confirms this is not available.	I
450	Purchase	A	A	A	Missing Documents	MISS.25	KYC Missing - Known	File build checklist confirms this is not available.	I
450	Purchase	A	A	A	Missing Documents	MISS.22	Offer Missing - Known	File build checklist confirms this is not available.	I
450	Purchase	A	A	A	Missing Documents	MISS.28	CoT Missing / Request for funds - Known	File build checklist confirms this is not available.	I
484	Purchase	A	B	B	Information	INFO.04	Reperforming case servicing notes
Account was 2 months in arrears in June 2014 and peaked at 15 months in September 2016. Arrears fully cleared 12th October 2016 by third party. Nature of third party not noted on system notes. Payments met since albeit with periodic returned direct debits which were successfully represented same month. Fees charged in the last 36 months were - Legal costs 296.40 3rd January 2017 and 293.64 on 20th August 2014. Unpaid direct debit fees of 6.50 were charged, 3rd November 2015, 12th September 2016, 6th December 2016, 7th February and 19th April 2017. Arrears administration fees of 40.00 charged monthly between 30th June 2014 and 19th December 2016. Asset Manager fee applied of 72.00 on 13th October 2016 and Field agent fee applied of 66.00 on 4th October 2016. All charges applied to the account appear to be in line with lenders policy. Fees of 6.50 were also charged for each unpaid Direct Debit. All collections activity appropriate and within policy.
I
523	Purchase	A	A	A	Missing Documents	MISS.21	Application Missing - Known	File build checklist confirms this is not available.	I
523	Purchase	A	A	A	Missing Documents	MISS.25	KYC Missing - Known	File build checklist confirms this is not available.	I
523	Purchase	A	A	A	Missing Documents	MISS.27	Evidence of Income missing - Known	File build checklist confirms this is not available.	I
523	Purchase	A	A	A	Missing Documents	MISS.22	Offer Missing - Known	File build checklist confirms this is not available.	I
523	Purchase	A	A	A	Missing Documents	MISS.28	CoT Missing / Request for funds - Known	File build checklist confirms this is not available.	I
534	Purchase	A	A	B	Information	INFO.04	Reperforming case servicing notes
Account went 3 months in arrears in July 2016. Fees of 40.00 were charged monthly through to 14th September 2016, until the account was brought back to less than 2 months in arrears. All charges applied to the account appear to be in line with lenders policy.  All collections activity appropriate and within policy.
I
535	Purchase	A	B	A	Missing Documents	MISS.25	KYC Missing - Known	File build checklist confirms this is not available.	I
648	Purchase	A	B	B	Information	INFO.04	Reperforming case servicing notes
Account went 4 months in arrears on 31st October 2016. However, a single payment of 1085.11 by bank payment on 1st November 2016 placed account 1 month in credit of 208.01 and this credit balance is still prevailing. Fees of 40 were charged monthly through until the account was brought back up to date in October 2016. All charges applied to the account appear to be in line with lenders policy. A Fee of 6.50 was also charged for unpaid Direct Debit on 4th May 2017, and a Field Agent Fee of 54.00 on 30th September 2016.  All collections activity appropriate and within policy.
I
669	Purchase	A	A	A	Missing Documents	MISS.25	KYC Missing - Known	File build checklist confirms this is not available.	I
673	Remortgage	A	A	A	Information	INFO.04	Reperforming case servicing notes
As borrower was only able to return to part time work following unemployment and full repayment was unaffordable and arrears seen on loan a forbearance plan was agreed whereby the loan was temporarily place on part and part from September 2014. Following forbearance switch from repayment to part and part 26th September 2014, the contractual was reduced to 188.86 and arrangement set for contractual plus 61.46. Switched back to repayment 9th September 2015 with new payments effective October 2015. However, as a result of the reduced contractual repayment and even though arrears did not actually increase in value they did then equate to an increased month in arrears from 5.44 to 11.39 months. The resultant arrangement to pay reduced arrears to 1475.14 or 7.81 months as at 30th September 2015. With however, the reversion of account to repayment and a higher contractual this reduced months in arrears to 2.92 as at 31st October 2015. A further arrangement to pay of contractual plus 100.00 from November 2015 cleared arrears as at 31st December 2016. Account remains up to date. Monthly arrears fees of 40.00 were applied in June, July and August 2014 until arrangement to pay agreed. No additional fee was applied to the account as no Solicitors were instructed for Litigation proceedings. All charges applied to the account appear to be in line with lenders policy. All collections activity appropriate and within policy.
I
690	Purchase	A	B	B	Information	INFO.04	Reperforming case servicing notes
Account went 11 months in arrears in June 2016. Arrears accrued as a result of borrower 1 leaving the property and resultant reduced income. This was then further complicated by a work accident in October 2013 which required borrower 2 to undergo extensive rehabilitation and unable to earn from self employment as a builder. Account was brought up to date by way of two separate card payments in June 2016 to clear the full arrears. Fees of 40 were charged monthly for a total of 240 in 2016, 320 in 2015, 280 in 2014 and 400 in 2013, until the account was brought back up to date in June 2016. In addition to this, further fees for legal costs of 228.00 were applied on 6th July 2016 and a further 565.00 on 31st May 2016 following the instruction of Solicitors for Litigation proceedings. Two additional fees of 54.00 were charged on 13th and 21st May 2015 in respect of field agents fees. Total fees of 36.50 were also charged for unpaid Direct Debits in the 36 month period. All charges applied to the account appear to be in line with lenders policy. All collections activity appropriate and within policy.
I
706	Purchase	A	A	A	Missing Documents	MISS.25	KYC Missing - Known	File build checklist confirms this is not available.	I
706	Purchase	A	A	A	Missing Documents	MISS.27	Evidence of Income missing - Known	File build checklist confirms this is not available. Proof of income missing for borrower two only.	I
706	Purchase	A	A	A	Missing Documents	MISS.28	CoT Missing / Request for funds - Known	File build checklist confirms this is not available.	I
708	Purchase	A	B	A	Missing Documents	MISS.25	KYC Missing - Known	File build checklist confirms this is not available.	I
729	Purchase	A	A	A	Missing Documents	MISS.29	All documents missing - Known
File build checklist confirms no documents are available.

Only document available is HMLR search which was carried out on the 27th July 2017. All other information obtained from system or marked as not applicable.
I
737	Purchase	A	A	A	Missing Documents	MISS.27	Evidence of Income missing - Known	File build checklist confirms this is not available. Proof of income missing for principal borrower only. Employment reference on file for second borrower.	I
769	Purchase	A	A	A	Missing Documents	MISS.25	KYC Missing - Known	Bank statements on file but no personal ID or KYC document from broker - referred 5th September 2017. Confirmed 13th September 2017 not available.	I
773	Remortgage	A	A	B	Missing Documents	MISS.25	KYC Missing - Known	File build checklist confirms this is not available.	I
809	Purchase	A	A	A	Missing Documents	MISS.24	Valuation Missing - Known
File pack did not include the lenders copy of the valuation report and only contained the customer copy. Referred to servicer during review and the servicer has advised the lenders copy is unavailable. Unable therefore to verify construction and valuers qualifications.
I
829	Purchase	A	A	A	Missing Documents	MISS.24	Valuation Missing - Known
File pack did not include the lenders copy of the valuation report and only contained the customer copy. Referred to servicer during review and the servicer has advised the lenders copy is unavailable. Unable therefore to verify construction and valuers qualifications.
I
834	Purchase	A	A	A	Missing Documents	MISS.24	Valuation Missing - Known
File pack did not include the lenders copy of the valuation report and only contained the customer copy. Referred to servicer during review and the servicer has advised the lenders copy is unavailable. Unable therefore to verify construction and valuers qualifications.
I
837	Purchase	A	A	B	Missing Documents	MISS.24	Valuation Missing - Known
Original valuation dated 13th November 2007 is on file for property in course of construction and shows property value as Nil and 134000 when completed. No revaluation on file for completed property although data shows latest valuation as dated 18th December 2007. Referred to Servicer 4th September 2017 they are unable to find revaluation.
I
841	Purchase	A	A	B	Missing Documents	MISS.24	Valuation Missing - Known
File pack did not include the lenders copy of the valuation report and only contained the customer copy. Referred to servicer during review and the servicer has advised the lenders copy is unavailable. Unable therefore to verify construction and valuers qualifications.
I
849	Purchase	A	A	A	Missing Documents	MISS.21	Application Missing - Known	Signature page missing. Referred to SME. 5th September 2017. Confirmed 13th September unable to find the document.	I
853	Purchase	A	A	A	Missing Documents	MISS.24	Valuation Missing - Known	File build checklist confirms this is not available.	I
860	Purchase	A	B	A	Missing Documents	MISS.21	Application Missing - Known	File build checklist confirms this is not available.	I
860	Purchase	A	B	A	Missing Documents	MISS.25	KYC Missing - Known	File build checklist confirms this is not available.	I
879	Purchase	A	A	A	Missing Documents	MISS.24	Valuation Missing - Known
File pack did not include the lenders copy of the valuation report and only contained the customer copy. Referred to servicer during review and the servicer has advised the lenders copy is unavailable. Unable therefore to verify construction and valuers qualifications.
I
884	Remortgage	A	A	B	Missing Documents	MISS.24	Valuation Missing - Known
File pack did not include the lenders copy of the valuation report and only contained the customer copy. Referred to servicer during review and the servicer has advised the lenders copy is unavailable. Unable therefore to verify construction and valuers qualifications.
I
885	Remortgage	A	A	A	Missing Documents	MISS.24	Valuation Missing - Known
File pack did not include the lenders copy of the valuation report and only contained the customer copy. Referred to servicer during review and the servicer has advised the lenders copy is unavailable. Unable therefore to verify construction and valuers qualifications.
I
888	Remortgage	A	A	A	Missing Documents	MISS.24	Valuation Missing - Known
File pack did not include the lenders copy of the valuation report and only contained the customer copy. Referred to servicer during review and the servicer has advised the lenders copy is unavailable. Unable therefore to verify construction and valuers qualifications.
I
890	Purchase	A	A	A	Missing Documents	MISS.24	Valuation Missing - Known
File pack did not include the lenders copy of the valuation report and only contained the customer copy. Referred to servicer during review and the servicer has advised the lenders copy is unavailable. Unable therefore to verify construction and valuers qualifications.
I
891	Purchase	A	A	A	Missing Documents	MISS.24	Valuation Missing - Known
File pack did not include the lenders copy of the valuation report and only contained the customer copy. Referred to servicer during review and the servicer has advised the lenders copy is unavailable. Unable therefore to verify construction and valuers qualifications.
I
892	Remortgage	A	A	B	Missing Documents	MISS.24	Valuation Missing - Known
File pack did not include the lenders copy of the valuation report and only contained the customer copy. Referred to servicer during review and the servicer has advised the lenders copy is unavailable. Unable therefore to verify construction and valuers qualifications.
I
894	Purchase	A	B	B	Missing Documents	MISS.24	Valuation Missing - Known
File pack did not include the lenders copy of the valuation report and only contained the customer copy. Referred to servicer during review and the servicer has advised the lenders copy is unavailable. Unable therefore to verify construction and valuers qualifications.
I
894	Purchase	A	B	B	Missing Documents	MISS.25	KYC Missing - Known	Only copies of passports on file with no address verification. Referred 6th September 2017. Confirmed as not available 13th September 2017.	I
895	Remortgage	A	A	A	Missing Documents	MISS.24	Valuation Missing - Known
File pack did not include the lenders copy of the valuation report and only contained the customer copy. Referred to servicer during review and the servicer has advised the lenders copy is unavailable. Unable therefore to verify construction and valuers qualifications.
I
896	Purchase	A	B	A	Missing Documents	MISS.24	Valuation Missing - Known
File pack did not include the lenders copy of the valuation report and only contained the customer copy. Referred to servicer during review and the servicer has advised the lenders copy is unavailable. Unable therefore to verify construction and valuers qualifications.
I
897	Purchase	A	A	B	Missing Documents	MISS.24	Valuation Missing - Known
File pack did not include the lenders copy of the valuation report and only contained the customer copy. Referred to servicer during review and the servicer has advised the lenders copy is unavailable. Unable therefore to verify construction and valuers qualifications.
I
898	Purchase	A	B	A	Missing Documents	MISS.24	Valuation Missing - Known
File pack did not include the lenders copy of the valuation report and only contained the customer copy. Referred to servicer during review and the servicer has advised the lenders copy is unavailable. Unable therefore to verify construction and valuers qualifications.
I
900	Purchase	A	A	A	Missing Documents	MISS.24	Valuation Missing - Known
File pack did not include the lenders copy of the valuation report and only contained the customer copy. Referred to servicer during review and the servicer has advised the lenders copy is unavailable. Unable therefore to verify construction and valuers qualifications.
I
903	Purchase	A	A	B	Missing Documents	MISS.24	Valuation Missing - Known
File pack did not include the lenders copy of the valuation report and only contained the customer copy. Referred to servicer during review and the servicer has advised the lenders copy is unavailable. Unable therefore to verify construction and valuers qualifications.
I
905	Purchase	A	B	A	Missing Documents	MISS.24	Valuation Missing - Known
File pack did not include the lenders copy of the valuation report and only contained the customer copy. Referred to servicer during review and the servicer has advised the lenders copy is unavailable. Unable therefore to verify construction and valuers qualifications.
I
906	Purchase	A	A	A	Missing Documents	MISS.24	Valuation Missing - Known
File pack did not include the lenders copy of the valuation report and only contained the customer copy. Referred to servicer during review and the servicer has advised the lenders copy is unavailable. Unable therefore to verify construction and valuers qualifications.
I
907	Purchase	A	A	B	Missing Documents	MISS.24	Valuation Missing - Known
File pack did not include the lenders copy of the valuation report and only contained the customer copy. Referred to servicer during review and the servicer has advised the lenders copy is unavailable. Unable therefore to verify construction and valuers qualifications.
I
909	Remortgage	A	A	A	Missing Documents	MISS.24	Valuation Missing - Known
File pack did not include the lenders copy of the valuation report and only contained the customer copy. Referred to servicer during review and the servicer has advised the lenders copy is unavailable. Unable therefore to verify construction and valuers qualifications.
I
913	Remortgage	A	B	B	Missing Documents	MISS.24	Valuation Missing - Known
File pack did not include the lenders copy of the valuation report and only contained the customer copy. Referred to servicer during review and the servicer has advised the lenders copy is unavailable. Unable therefore to verify construction and valuers qualifications.
I
914	Remortgage	A	B	B	Missing Documents	MISS.24	Valuation Missing - Known
File pack did not include the lenders copy of the valuation report and only contained the customer copy. Referred to servicer during review and the servicer has advised the lenders copy is unavailable. Unable therefore to verify construction and valuers qualifications.
I
915	Purchase	A	B	A	Missing Documents	MISS.24	Valuation Missing - Known
File pack did not include the lenders copy of the valuation report and only contained the customer copy. Referred to servicer during review and the servicer has advised the lenders copy is unavailable. Unable therefore to verify construction and valuers qualifications.
I
916	Purchase	A	A	A	Missing Documents	MISS.24	Valuation Missing - Known	File build checklist confirms this is not available.	I
918	Remortgage	A	A	A	Missing Documents	MISS.24	Valuation Missing - Known
File pack did not include the lenders copy of the valuation report and only contained the customer copy. Referred to servicer during review and the servicer has advised the lenders copy is unavailable. Unable therefore to verify construction and valuers qualifications.
I
919	Remortgage	A	A	A	Missing Documents	MISS.24	Valuation Missing - Known
File pack did not include the lenders copy of the valuation report and only contained the customer copy. Referred to servicer during review and the servicer has advised the lenders copy is unavailable. Unable therefore to verify construction and valuers qualifications.
I
920	Purchase	A	B	A	Missing Documents	MISS.24	Valuation Missing - Known
File pack did not include the lenders copy of the valuation report and only contained the customer copy. Referred to servicer during review and the servicer has advised the lenders copy is unavailable. Unable therefore to verify construction and valuers qualifications.
I
923	Purchase	A	A	B	Missing Documents	MISS.25	KYC Missing - Known	File build checklist confirms this is not available.	I
923	Purchase	A	A	B	Missing Documents	MISS.22	Offer Missing - Known	File build checklist confirms this is not available.	I
924	Remortgage	A	A	A	Missing Documents	MISS.25	KYC Missing - Known	File build checklist confirms this is not available.	I
925	Remortgage	A	A	A	Missing Documents	MISS.24	Valuation Missing - Known
File pack did not include the lenders copy of the valuation report and only contained the customer copy. Referred to servicer during review and the servicer has advised the lenders copy is unavailable. Unable therefore to verify construction and valuers qualifications.
I
926	Purchase	A	A	A	Missing Documents	MISS.24	Valuation Missing - Known
File pack did not include the lenders copy of the valuation report and only contained the customer copy. Referred to servicer during review and the servicer has advised the lenders copy is unavailable. Unable therefore to verify construction and valuers qualifications.
I
928	Remortgage	A	A	A	Missing Documents	MISS.24	Valuation Missing - Known
File pack did not include the lenders copy of the valuation report and only contained the customer copy. Referred to servicer during review and the servicer has advised the lenders copy is unavailable. Unable therefore to verify construction and valuers qualifications.
I
928	Remortgage	A	A	A	Missing Documents	MISS.25	KYC Missing - Known	Referred to SME 5th September 2017. Require ID documents or broker sheet to validate KYC. Only hold proof of address documents. Servicer confirmed 13th September 2017 no other documents available.	I
929	Purchase	A	A	A	Missing Documents	MISS.24	Valuation Missing - Known
File pack did not include the lenders copy of the valuation report and only contained the customer copy. Referred to servicer during review and the servicer has advised the lenders copy is unavailable. Unable therefore to verify construction and valuers qualifications.
I
930	Purchase	A	B	A	Missing Documents	MISS.24	Valuation Missing - Known
File pack did not include the lenders copy of the valuation report and only contained the customer copy. Referred to servicer during review and the servicer has advised the lenders copy is unavailable. Unable therefore to verify construction and valuers qualifications.
I
931	Purchase	A	A	A	Missing Documents	MISS.24	Valuation Missing - Known
File pack did not include the lenders copy of the valuation report and only contained the customer copy. Referred to servicer during review and the servicer has advised the lenders copy is unavailable. Unable therefore to verify construction and valuers qualifications.
I
931	Purchase	A	A	A	Missing Documents	MISS.25	KYC Missing - Known	Referred to SME 5th September 2017 for proof of ID. Only provided with proof of address. Servicer confirmed 13th September 2017 no document available.	I
932	Remortgage	A	A	A	Missing Documents	MISS.24	Valuation Missing - Known
File pack did not include the lenders copy of the valuation report and only contained the customer copy. Referred to servicer during review and the servicer has advised the lenders copy is unavailable. Unable therefore to verify construction and valuers qualifications.
I
933	Purchase	A	B	A	Missing Documents	MISS.24	Valuation Missing - Known
File pack did not include the lenders copy of the valuation report and only contained the customer copy. Referred to servicer during review and the servicer has advised the lenders copy is unavailable. Unable therefore to verify construction and valuers qualifications.
I
934	Purchase	A	A	B	Missing Documents	MISS.24	Valuation Missing - Known
File pack did not include the lenders copy of the valuation report and only contained the customer copy. Referred to servicer during review and the servicer has advised the lenders copy is unavailable. Unable therefore to verify construction and valuers qualifications.
I
936	Remortgage	A	B	A	Missing Documents	MISS.24	Valuation Missing - Known
File pack did not include the lenders copy of the valuation report and only contained the customer copy. Referred to servicer during review and the servicer has advised the lenders copy is unavailable. Unable therefore to verify construction and valuers qualifications.
I
937	Remortgage	A	A	A	Missing Documents	MISS.24	Valuation Missing - Known
File pack did not include the lenders copy of the valuation report and only contained the customer copy. Referred to servicer during review and the servicer has advised the lenders copy is unavailable. Unable therefore to verify construction and valuers qualifications.
I
938	Remortgage	A	A	B	Missing Documents	MISS.24	Valuation Missing - Known
File pack did not include the lenders copy of the valuation report and only contained the customer copy. Referred to servicer during review and the servicer has advised the lenders copy is unavailable. Unable therefore to verify construction and valuers qualifications.
I
943	Purchase	A	A	A	Missing Documents	MISS.24	Valuation Missing - Known
File pack did not include the lenders copy of the valuation report and only contained the customer copy. Referred to servicer during review and the servicer has advised the lenders copy is unavailable. Unable therefore to verify construction and valuers qualifications.
I
944	Remortgage	A	A	A	Missing Documents	MISS.24	Valuation Missing - Known
File pack did not include the lenders copy of the valuation report and only contained the customer copy. Referred to servicer during review and the servicer has advised the lenders copy is unavailable. Unable therefore to verify construction and valuers qualifications.
I
946	Purchase	A	A	A	Missing Documents	MISS.24	Valuation Missing - Known
File pack did not include the lenders copy of the valuation report and only contained the customer copy. Referred to servicer during review and the servicer has advised the lenders copy is unavailable. Unable therefore to verify construction and valuers qualifications.
I
947	Purchase	A	A	A	Missing Documents	MISS.24	Valuation Missing - Known
File pack did not include the lenders copy of the valuation report and only contained the customer copy. Referred to servicer during review and the servicer has advised the lenders copy is unavailable. Unable therefore to verify construction and valuers qualifications.
I
948	Purchase	A	A	A	Missing Documents	MISS.24	Valuation Missing - Known
File pack did not include the lenders copy of the valuation report and only contained the customer copy. Referred to servicer during review and the servicer has advised the lenders copy is unavailable. Unable therefore to verify construction and valuers qualifications.
I
950	Purchase	A	A	A	Missing Documents	MISS.24	Valuation Missing - Known
File pack did not include the lenders copy of the valuation report and only contained the customer copy. Referred to servicer during review and the servicer has advised the lenders copy is unavailable. Unable therefore to verify construction and valuers qualifications.
I
952	Purchase	A	A	A	Missing Documents	MISS.24	Valuation Missing - Known
File pack did not include the lenders copy of the valuation report and only contained the customer copy. Referred to servicer during review and the servicer has advised the lenders copy is unavailable. Unable therefore to verify construction and valuers qualifications.
I
955	Purchase	A	A	A	Missing Documents	MISS.24	Valuation Missing - Known
File pack did not include the lenders copy of the valuation report and only contained the customer copy. Referred to servicer during review and the servicer has advised the lenders copy is unavailable. Unable therefore to verify construction and valuers qualifications.
I
956	Purchase	A	A	A	Missing Documents	MISS.21	Application Missing - Known	File build checklist confirms this is not available.	I
956	Purchase	A	A	A	Missing Documents	MISS.25	KYC Missing - Known	File build checklist confirms this is not available.	I
956	Purchase	A	A	A	Missing Documents	MISS.28	CoT Missing / Request for funds - Known	File build checklist confirms this is not available.	I
957	Purchase	A	A	A	Missing Documents	MISS.21	Application Missing - Known	File build checklist confirms this is not available.	I
957	Purchase	A	A	A	Missing Documents	MISS.25	KYC Missing - Known	File build checklist confirms this is not available.	I
957	Purchase	A	A	A	Missing Documents	MISS.28	CoT Missing / Request for funds - Known	File build checklist confirms this is not available.	I
957	Purchase	A	A	A	Missing Documents	MISS.22	Offer Missing - Known	Referred to SME 5th September 2017. Confirmed not available 13th September 2017.	I
961	Purchase	A	B	A	Missing Documents	MISS.24	Valuation Missing - Known	File build checklist confirms this is not available.	I
970	Purchase	A	B	B	Information	INFO.04	Reperforming case servicing notes
Account went 6.4 months in arrears in May 2014 due to previous unemployment and thereafter problems with payments were due to returning on reduced income, coupled with occasional unexpected events. An arrangement to pay was agreed for contractual plus 100.00 from June 2014 to October 2014. However, the direct debit collected 30th November 2014 returned 2nd December 2014 and represented 9th December, but rejected 10th December 2014. As a result of no payment for November or December 2014 arrears increased back to 6.24 months. A card payment of 1200.00 was made 9th January 2015, but then no payment made for February 2015. Two card payments made in March 2015 and further 2 in April 2015 totalling 1801.92, reduced arrears to 4.24 months as at 30th April 2015. A new arrangement was agreed from June 2015 for contractual plus 100.00 and ran until a final payment in August 2016 brought account up to date. Since this time the direct debit collected 30th September 2016 was returned 3rd October 2016 and represented successfully 11th October 2016. Subsequent direct debits okay and account up to date.  Fees of 40.00 were charged monthly from May 2014 through to September 2014 when an arrangement was agreed and then from December 2014 when arrangement broken until June 2015 when a new arrangement was agreed. In addition to this returned direct debits fees of 7.50 was applied 2nd December 2014 and the lower 6.50 applied 3rd October 2016. Legal costs of 161.00 were applied 28th August 2015 and 204.00 on 30th September 2014 following the instruction of Solicitors for Litigation proceedings. All charges applied to the account appear to be in line with lenders policy. All collections activity is appropriate and within policy.
I
971	Purchase	A	B	B	Information	INFO.04	Reperforming case servicing notes
Account went 10 months in arrears in November 2016. The account was up to date and then payments stopped in December 2015 and were not made for 10 months. The borrower advised that he had become unemployed due to suffering long term depression and was commencing meditation. Fees of 40.00 were charged monthly through to February 2017 when arrears were fully cleared. In addition to this, another 54.00 fee was charged for an aborted field agent visit on 8th April 2017 was applied to the account. All charges applied to the account appear to be in line with lenders policy. All collections activity appropriate and within policy.
I
981	Remortgage	A	A	A	Information	INFO.04	Reperforming case servicing notes
The account was 14.42 months in arrears as at 30th November 2015 due to the ill-health of both borrowers. The arrears were cleared in full on 23th December 2015 following the death of borrower 1s father and from the inheritance received. Monthly arrears fees of 40.00 were charged monthly through to October 2015, total of 560.00, until the arrears were fully cleared in December 2015. also a field fee of 54.00 was charged 27th July 2016. Fees of 314.76 on 3rd May 2016 and 856.32 on 4th December 2015 were applied to the account following the instruction of Ascent Solicitors for Litigation proceedings. All charges applied to the account appear to be in line with lenders policy. All collections activity appropriate and within policy. All payments since have been made with no issue.
I
982	Remortgage	A	A	A	Missing Documents	MISS.24	Valuation Missing - Known	File build checklist confirms this is not available.	I
983	Remortgage	A	B	A	Missing Documents	MISS.24	Valuation Missing - Known	File build checklist confirms this is not available.	I
985	Purchase	A	A	A	Missing Documents	MISS.24	Valuation Missing - Known	File build checklist confirms this is not available.	I
985	Purchase	A	A	A	Missing Documents	MISS.25	KYC Missing - Known	File build checklist confirms this is only available for the first borrower, KYC missing for second borrower.	I
986	Purchase	A	B	A	Missing Documents	MISS.24	Valuation Missing - Known	File build checklist confirms this is not available.	I
987	Purchase	A	A	A	Missing Documents	MISS.24	Valuation Missing - Known	Valuation found on file is a customer copy, not signed neither dated. Referred to lender on 21st August 2017 who were unable to provide the Lenders copy.	I
988	Remortgage	A	A	A	Missing Documents	MISS.29	All documents missing - Known	File build checklist confirms no documents are available. Only register of Title available.	I
989	Purchase	A	A	A	Missing Documents	MISS.29	All documents missing - Known	File build checklist confirms no documents are available.	I
991	Purchase	A	B	A	Missing Documents	MISS.27	Evidence of Income missing - Known	File build checklist confirms this is not available.	I
991	Purchase	A	B	A	Missing Documents	MISS.25	KYC Missing - Known	File build checklist confirms this is not available.	I
992	Purchase	A	B	A	Missing Documents	MISS.22	Offer Missing - Known	File build checklist confirms this is not available.	I
994	Purchase	A	B	A	Missing Documents	MISS.25	KYC Missing - Known	File build checklist confirms this is not available for Borrower 2.	I
994	Purchase	A	B	A	Missing Documents	MISS.27	Evidence of Income missing - Known	File build checklist confirms this is not available for Borrower 2.	I
997	Purchase	A	A	A	Missing Documents	MISS.25	KYC Missing - Known	File build checklist confirms this is not available for Borrower 1.	I
998	Purchase	A	A	A	Missing Documents	MISS.25	KYC Missing - Known	File build checklist confirms this is not available.	I
999	Purchase	A	B	A	Missing Documents	MISS.25	KYC Missing - Known	File build checklist confirms this is not available.	I
1006	Remortgage	A	B	A	Missing Documents	MISS.21	Application Missing - Known	File build checklist confirms this is not available.	I
1006	Remortgage	A	B	A	Missing Documents	MISS.25	KYC Missing - Known	File build checklist confirms this is not available.	I
1006	Remortgage	A	B	A	Missing Documents	MISS.27	Evidence of Income missing - Known	File build checklist confirms this is not available.	I
1006	Remortgage	A	B	A	Missing Documents	MISS.28	CoT Missing / Request for funds - Known	File build checklist confirms this is not available.	I
1006	Remortgage	A	B	A	Missing Documents	MISS.22	Offer Missing - Known	File build checklist confirms this is not available.	I
1026	Purchase	A	B	A	Missing Documents	MISS.25	KYC Missing - Known	File build checklist confirms this is not available.	I
1032	Remortgage	A	B	B	Missing Documents	MISS.25	KYC Missing - Known	File build checklist confirms this is not available.	I
1034	Purchase	A	B	A	Missing Documents	MISS.22	Offer Missing - Known	File build checklist confirms this is not available.	I
1036	Purchase	A	B	A	Missing Documents	MISS.33	Further advance documents missing - Known	Further advance valuation missing, file build checklist confirms this is not available.	I
1038	Purchase	A	B	A	Missing Documents	MISS.22	Offer Missing - Known	File build checklist confirms this is not available.	I
1040	Purchase	A	A	A	Missing Documents	MISS.33	Further advance documents missing - Known	File build checklist confirms no documents are available for further advance in 2005. All the documents seen for further advance of 2007.	I
1040	Purchase	A	A	A	Information	INFO.10	Loan Redeemed	The lender has advised that the loan was repaid in full (CER 1040, CER 1041) on 14th July 2017.	I
1046	Purchase	A	B	A	Missing Documents	MISS.22	Offer Missing - Known	File build checklist confirms offer is not available.	I
1048	Purchase	A	A	A	Missing Documents	MISS.22	Offer Missing - Known	File build checklist confirms this is not available.	I
1052	Purchase	A	A	A	Missing Documents	MISS.33	Further advance documents missing - Known
Further advance Offer -SUB ACCOUNT 2 File build checklist confirms this is not available. An original offer of 10000 was issued and is on file but an amended offer of 15000 was issued but is not on file.
I
1054	Purchase	A	B	A	Information	INFO.04	Reperforming case servicing notes
Account went 10 months in arrears as at 31st August 2014 and were cleared in full on 5th September 2014 and slipped back again to 2.63 months in arrears as at 31st August 2015, being cleared in full by 30th November 2015. No issues since. Fees of 40.00 were charged monthly from February 2013 to August 2014, until the account was brought back to less than 2 months in arrears, but charged again from March 2015 when arrears reoccurred until October 2015 after which the arrears were fully cleared. In addition an unpaid direct debit of 6.50 was charged 1st December 2015. In addition a legal costs of 167.00 was debited to the account on 15th September 2014. All charges applied to the account appear to be in line with lenders policy.
I
1060	Purchase	A	B	A	Information	INFO.11	Loan Part Redeemed	Main account (CER 1060) redeemed. Further Advance (sub-account 2, CER 1061) is still live with a term outstanding of 10 years 9 months.	I
1060	Purchase	A	B	A	Missing Documents	MISS.29	All documents missing - Known	File build checklist confirms no documents are available.	I
1062	Purchase	A	B	B	Information	INFO.04	Reperforming case servicing notes
Account went 3 months in arrears in September 2016. This was as a result of the direct debit collected 30th June 2016 being returned 1st July 2016, this was represented 11th July 2016, but returned 12h July 2016. Further direct debit collected 31st July 2016 was returned 2nd August 2016 and represented 9th August 2016 with this being returned 10th August 2016. Direct debit then collected 31st August for higher sum of 993.56, but returned 1st September 2016. Arrears were then reduced to 430.24 as at 31st October 2016 or 0.87 months by way of 2 card payments of 627.79 on 11th October 2016 and 923.88 on 27th October 2016. Account now up to date. Case notes indicate the reason for arrears was due to borrowers tax code not being correct following a change of job. Fees of 40.00 were charged monthly through to October 2016, until the account was brought back to less than 2 months in arrears. In addition to this, another 54.00 fee was applied to the account on 14th February 2017 following the instruction of Field agents. All charges applied to the account appear to be in line with lenders policy. Fees of 6.50 per month for July, August and September 2016 were also charged for unpaid Direct Debits. All collections activity appropriate and within policy.
I
1064	Purchase	A	B	A	Missing Documents	MISS.21	Application Missing - Known	File build checklist confirms this is not available.	I
1064	Purchase	A	B	A	Missing Documents	MISS.26	Declaration missing - Known	File build checklist confirms this is not available.	I
1064	Purchase	A	B	A	Missing Documents	MISS.25	KYC Missing - Known	File build checklist confirms this is not available.	I
1074	Purchase	A	B	A	Missing Documents	MISS.33	Further advance documents missing - Known	File build checklist confirms offer documents are not available. All other documents complete and acceptable.	I
1090	Purchase	A	A	A	Missing Documents	MISS.33	Further advance documents missing - Known	File build checklist confirms no documents are available.	I
1092	Remortgage	A	A	A	Missing Documents	MISS.33	Further advance documents missing - Known
Sub Account 2 - File build checklist confirms this is not available. Further advance valuation not on file. Details on lender system and validated valuation and date from Val04 screen on lender system.
I
1096	Purchase	A	A	A	Missing Documents	MISS.24	Valuation Missing - Known	File build checklist confirms this is not available. Valuation data verified against lender system.	I
1110	Purchase	A	B	B	Missing Documents	MISS.21	Application Missing - Known	File build checklist confirms this is not available.	I
1110	Purchase	A	B	B	Missing Documents	MISS.25	KYC Missing - Known	File build checklist confirms this is not available.	I
1110	Purchase	A	B	B	Missing Documents	MISS.24	Valuation Missing - Known	File build checklist confirms this is not available.	I
1114	Remortgage	A	A	A	Information	INFO.11	Loan Part Redeemed	Linked account (sub-account 2, CER 1115) is a Further Advance which has now been repaid, with the last payment received 19th June 2017.	I
1138	Purchase	A	A	A	Missing Documents	MISS.33	Further advance documents missing - Known	File build checklist confirms no documents are available for further advance, apart from offer letter.	I
1140	Purchase	A	A	B	Missing Documents	MISS.33	Further advance documents missing - Known	File build checklist confirms no documents are available for Further Advance.	I
1142	Remortgage	A	A	A	Missing Documents	MISS.33	Further advance documents missing - Known	File build checklist confirms no documents are available for the further advance.	I
1166	Remortgage	A	A	A	Missing Documents	MISS.33	Further advance documents missing - Known	Further advance valuation missing. File build checklist confirms this is not available.	I
1176	Purchase	A	B	A	Information	INFO.11	Loan Part Redeemed	Sub account 2 (CER 1177) was redeemed in full 15th July 2014.	I
1180	Remortgage	A	B	B	Missing Documents	MISS.24	Valuation Missing - Known
File pack did not include the lenders copy of the valuation report and only contained the customer copy. Referred to servicer during review and the servicer has advised the lenders copy is unavailable. Unable therefore to verify construction and valuers qualifications.
I
1182	Remortgage	A	B	A	Missing Documents	MISS.33	Further advance documents missing - Known	File build checklist confirms no documents are available for the Further Advance.	I
1182	Remortgage	A	B	A	Information	INFO.11	Loan Part Redeemed	Further Advance (sub-account 2, CER 1183) redeemed in April 2017. The loan ran for its full 10 year term.	I
1184	Purchase	A	B	A	Missing Documents	MISS.25	KYC Missing - Known	Main Account - File build checklist confirms this is not available for both Borrowers.	I
1186	Purchase	A	A	A	Missing Documents	MISS.27	Evidence of Income missing - Known	File build checklist confirms this is not available for Borrower 2.	I
1186	Purchase	A	A	A	Missing Documents	MISS.33	Further advance documents missing - Known	Further Advance - File build checklist confirms no documents are available.	I
1188	Purchase	A	A	A	Missing Documents	MISS.25	KYC Missing - Known	File build checklist confirms this is not available.	I
1190	Remortgage	B	B	B	Missing Documents	MISS.25	KYC Missing - Known	Main Account - File build checklist confirms KYC documents not available.	I
1190	Remortgage	B	B	B	Missing Documents	MISS.33	Further advance documents missing - Known	Further Advance - File build checklist confirms no documents are available for the Further Advance.	I
1192	Remortgage	A	B	B	Missing Documents	MISS.33	Further advance documents missing - Known	File build checklist confirms no documents are available for further advance, apart from valuation and offer.	I
1194	Purchase	A	B	A	Information	INFO.11	Loan Part Redeemed	Further Advance (sub-account 2, CER 1195) redeemed in January 2014.	I
1194	Purchase	A	B	A	Missing Documents	MISS.33	Further advance documents missing - Known	File build checklist confirms no documents for Further Advance, apart from valuation report, are available.	I
1194	Purchase	A	B	A	Missing Documents	MISS.24	Valuation Missing - Known	File build checklist confirms this is not available.	I
1200	Purchase	A	B	A	Missing Documents	MISS.33	Further advance documents missing - Known	Further advance offer. File build checklist confirms this is not available.	I
1202	Remortgage	A	B	A	Missing Documents	MISS.33	Further advance documents missing - Known	File build checklist confirms no documents are available. Further advances of 20k and 50k in February 2006 and November 2007, the only valuation found on file is dated March 2003.	I
1211	Purchase	A	A	A	Missing Documents	MISS.33	Further advance documents missing - Known	Further advance Offer sub account 2. File build checklist confirms this is not available.	I
1217	Purchase	A	B	B	Information	INFO.04	Reperforming case servicing notes
Account went 3 months in arrears in July 2016 due to an error in the apportionment of a payment received 29th April 2016 that was meant to clear to sub-accounts that related to previously unpaid ground rents. This resulted in an under and over adjustment being required on 2nd September 2016 to include interest over charged and to clear arrears. Fees of 40 were charged monthly through to September 2016, until the account was brought back to less than 2 months in arrears however, these were refunded after the under and over adjustment made on 2nd September 2016. No additional fees were to the account as no Solicitors were never instructed for Litigation proceedings. All charges applied to the account appear to be in line with lenders policy. All collections activity appropriate and within policy.
I
1217	Purchase	A	B	B	Information	INFO.11	Loan Part Redeemed	Sub-account 2 (CER 1218) and sub-account 3 (CER 1219) redeemed in full on 22nd of July 2016; no further fees were charged to either account.	I
1232	Purchase	A	A	A	Missing Documents	MISS.33	Further advance documents missing - Known	File build checklist confirms no documents are available for further advances.	I
1232	Purchase	A	A	A	Information	INFO.11	Loan Part Redeemed	Sub-account 2 (CER 1233) redeemed. Main account (CER 1232) and another sub-account (CER 1234) are still live.	I
1235	Purchase	A	A	A	Missing Documents	MISS.33	Further advance documents missing - Known	File build checklist confirms no documents are available for both further advances.	I
1238	Purchase	A	B	A	Missing Documents	MISS.29	All documents missing - Known	File build checklist confirms no documents are available for all accounts.	I
1257	Purchase	A	B	A	Missing Documents	MISS.33	Further advance documents missing - Known	File build checklist confirms no documents are available for all of the further advances.	I
1261	Purchase	A	B	A	Missing Documents	MISS.33	Further advance documents missing - Known	File build checklist confirms no documents are available. The offers of advance for sub accounts 2 and 4 are not available	I
1265	Remortgage	A	A	A	Missing Documents	MISS.33	Further advance documents missing - Known	Sub account two Offer. File build checklist confirms this is not available.	I
1265	Remortgage	A	A	A	Information	INFO.11	Loan Part Redeemed	Sub-accounts 1 (CER 1265) and 2 (CER 1266) redeemed. Sub-accounts 3 (CER 1267) and 4 (CER 1268) are still live.	I
1269	Purchase	A	B	A	Information	INFO.11	Loan Part Redeemed
Main Account (CER 1269) redeemed June 2011. Further Advance 1 (sub-account 2, CER 1270) redeemed August 2011. Further Advance 4 (sub-account 5, CER 1273) redeemed January 2016. Further Advance 2 (sub-account 3, CER 1271) and Further Advance 3 (sub-account 4, CER 1272) are still live.
I
1269	Purchase	A	B	A	Missing Documents	MISS.33	Further advance documents missing - Known	Further Advances - File build checklist confirms no documents are available for Further Advances.	I
1280	Purchase	A	B	A	Missing Documents	MISS.25	KYC Missing - Known	All accounts - File build checklist confirms this is not available.	I
1280	Purchase	A	B	A	Missing Documents	MISS.33	Further advance documents missing - Known	File build checklist confirms no documents are available.	I
1280	Purchase	A	B	A	Information	INFO.11	Loan Part Redeemed	Sub-account 6 (CER 1285) already redeemed. All other accounts (CER 1280 to 1284, inclusive) live as of review date.	I
1286	Remortgage	A	B	A	Missing Documents	MISS.33	Further advance documents missing - Known	File build checklist confirms no documents are available for the further advances.	I
1286	Remortgage	A	B	A	Information	INFO.11	Loan Part Redeemed	Sub-accounts 5 (CER 1290) and 6 (CER 1291) redeemed, April 2014 and May 2009 respectively. All other accounts (CER 1286 to 1289, inclusive) still live.	I
1292	Remortgage	A	B	B	Missing Documents	MISS.33	Further advance documents missing - Known	File build checklist confirms no documents are available.	I

Project Durham September 2017	Exception Report Selected Sample Pool A

CER Reference	Sub-Pool	Exception Category	Exception Code	Exception Description	Exception Comments
Servicing - 6	1a. Current Arrears	Current Arrears - Collections	COLL.01	Borrower(s) not co-operating	System shows evidence of contact attempts made by phone, letter and field agents, however borrower appears to be untraceable.
Servicing - 6	1a. Current Arrears	Current Arrears - Collections	COLL.11	Reason for arrears not established	No contact with borrower, thus servicer was unable to establish the reason for arrears.
Servicing - 7	1a. Current Arrears	Current Arrears - Collections	COLL.11	Reason for arrears not established	Long term arrears case under a SPO dating from 2008. Reason for arrears not obvious on system notes. Account currently under a performing long term arrangement.
Servicing - 10	1a. Current Arrears	Current Arrears - Collections	COLL.07	Direct Debit recalls in last 12 months	Nov16 payment was paid 2 months late in Jan17. May17 payment was paid 1 MiA in Jun17.
Servicing - 12	1a. Current Arrears	Current Arrears - Collections	COLL.07	Direct Debit recalls in last 12 months	Direct debit presented on 28Feb17 was recalled on 01Mar17.
Servicing - 18	1a. Current Arrears	Current Arrears - Collections	COLL.07	Direct Debit recalls in last 12 months	DD due in Aug16 and Jan and Mar17 were recalled.
Servicing - 24	1a. Current Arrears	Current Arrears - Collections	COLL.07	Direct Debit recalls in last 12 months	Mar17 payment paid in Apr17.
Servicing - 28	1a. Current Arrears	Current Arrears - General Servicing	SERV.04	Charging of sundry fees not correctly undertaken
Letter sent in Aug17 confirms an incorrect arrears admin fee charge was made in the final month of borrowers ATP. As a result of this a total amount of 85.13 was refunded on 12 Aug17 into borrowers account.

Servicing - 32	1a. Current Arrears	Current Arrears - Collections	COLL.07	Direct Debit recalls in last 12 months
Jan17 to May17 instalments unpaid. June and July payments satisfactorily met. Systems notes from Jun17 says that borrower had put the property on the market for 84950 but only had a few visits since Oct16.

Servicing - 34	1a. Current Arrears	Current Arrears - General Servicing	SERV.04	Charging of sundry fees not correctly undertaken
Letter sent in Aug17 confirms an incorrect arrears admin fee charge was made in the final month of borrowers ATP. As a result of this a total amount of 75.41 was refunded on 12 Aug17 into borrowers account.

Servicing - 38	1a. Current Arrears	Current Arrears - Collections	COLL.11	Reason for arrears not established	System notes do not establish the reason for arrears.
Servicing - 38	1a. Current Arrears	Current Arrears - General Servicing	SERV.04	Charging of sundry fees not correctly undertaken
Letter sent in Aug17 confirms an incorrect arrears admin fee charge was made in the final month of borrowers ATP. As a result of this an total amount of 43.07 was refunded on 12 Aug17 into borrowers account.

Servicing - 39	1a. Current Arrears	Current Arrears - Collections	COLL.11	Reason for arrears not established	Borrower not engaging, Lender unable to establish reason for arrears.
Servicing - 39	1a. Current Arrears	Current Arrears - Collections	COLL.01	Borrower(s) not co-operating
Borrower not fully cooperating, erratic payer who then clear arrears but does not engage with lender to establish reason for arrears. Borrower not responding to Expiry of mortgage due in July 2018. Borrower fails to respond to Field agent visits. Lender is unable to take legal action at the moment due to the low level of arrears.

Servicing - 41	1a. Current Arrears	Current Arrears - Collections	COLL.11	Reason for arrears not established	System notes dated Aug17 state line disconnected when the servicer was trying to establish the reason for arrears.
Servicing - 41	1a. Current Arrears	Current Arrears - Collections	COLL.01	Borrower(s) not co-operating	Servicer unable to establish reason for arrears as borrower not engaging.
Servicing - 42	1a. Current Arrears	Current Arrears - Collections	COLL.11	Reason for arrears not established	System notes do not establish the reason for arrears. Account is long term arrears and is under an SPO.
Servicing - 75	2a.Possession	Possession & Sales	POSS.04	Potential Shortfall	Estimated loss of 15k so potential professional negligence claim being investigated.
Servicing - 77	2a.Possession	Possession & Sales	POSS.04	Potential Shortfall
March 2017 - Agent valuations come in at 50k and 47k, and the RICS valuation at 53k.March 2017 - Property put on market for 55k.July 2017 - property sold for 46k.July 2017 - Account Redeemed with potential loss of 13k and potential professional negligence claim being investigated.

Servicing - 78	2a.Possession	Possession & Sales	POSS.04	Potential Shortfall
November 2016 - Agents valuations come in at 130k and 125k and RICS as 126k.November 2016 - Property put on market for 130k.April 2017 - sold for 119k and account redeemed with potential loss of 85k. Potential professional negligence claim being investigated.

Servicing - 79	2a.Possession	Possession & Sales	POSS.04	Potential Shortfall
December 2016 - property taken into possession. February 2017 - property put on market with asking price of 136k.Delays due to condition of the property. April 2017 - sold for 148k with potential loss of 216k so potential professional negligence claim being investigated.

Servicing - 80	2a.Possession	Possession & Sales	POSS.04	Potential Shortfall	November 2016 - property taken into possession. December 2016 - property put on market with an asking price of 54k.March 2017 - sold at auction for 47k - guide price was 45k - estimated loss of 6k.
Servicing - 83	2a.Possession	Possession & Sales	POSS.04	Potential Shortfall
March 2017 - into possession. April 2017 - on to market with asking price of 70k.May 2017 - offer of 65k received which was accepted. May 2017 - Account redeemed with 33k loss, so potential professional negligence claim being investigated.

Servicing - 86	2a.Possession	Possession & Sales	POSS.04	Potential Shortfall
March 2017 - into possession. May 2017 - property on the market with Asking Price of 90k.July 2017 - Offer of 75k withdrawn. July 2017 - Offer of 88k accepted. August 2017 - account redeemed with loss of 27k, hence potential professional negligence claim being investigated.

Servicing - 150	5a. Term Date approaching before 31st December 2017	Term	TERM.01	Term date approaching account not correctly managed
No evidence last 12 months term ending Letters sent and contact not made. Account is Interest only. Referred to Lender who confirmed this account has a TRU- True Interest Only Marker to indicate it is a Lifetime loan and Term ending letters are not sent. The Lender is currently investigating these markers to ensure they have been correctly applied to the relevant accounts. It was unclear at time of review if this account was correctly flagged.

Servicing - 166	6a. Deceased	Deceased	DEC.01	All actions in relation to deceased borrower not timely and appropriately conducted
Litigation commenced 17May2017 due, to the borrower dying over 8 years ago and the balance remains outstanding. Solicitors were instructed on 26June2017 with a Hearing date set for 11August2017 with an outcome of a 28 day Possession Order being obtained and enforceable from the 9September2017.

Servicing - 200	Forced sales	Possession & Sales	POSS.12	Actual Shortfall	Property sold for 175k with a shortfall of 163k. Latest notes dated Mar16 confirm case now with the recoveries team.
Servicing - 203	Forced sales	Possession & Sales	POSS.12	Actual Shortfall	Property sold with a shortfall of 88,330.07.
Servicing - 205	Forced sales	Possession & Sales	POSS.12	Actual Shortfall	Property sold with a 83k shortfall.
Servicing - 206	Forced sales	Possession & Sales	POSS.12	Actual Shortfall	Property in possession sold with a shortfall of 17,645.45.
Servicing - 207	Forced sales	Possession & Sales	POSS.12	Actual Shortfall	Property sold with a shortfall of 16,719.77
Servicing - 242	Complaints	Complaints	COMP.03	Complaint not reviewed within compliance or within a reasonable timeframe	Internal regulation breach as not logged and acknowledged with 5 days. Lender confirmed reported as breach.
Servicing - 246	Complaints	Complaints	COMP.03	Complaint not reviewed within compliance or within a reasonable timeframe	Delay in internal SLA to record complaint being outside 5 days. Recorded as breach by servicer